UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08104

Constellation Funds

(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100

Cincinnati, OH 45202

(Address of principal executive offices) (Zip code)

Constellation Funds

P.O. Box 219520

Kansas City, MO 64105-9520

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-242-5742

Date of fiscal year end: September 30, 2006

Date of reporting period: September 30, 2006

Item 1. Reports to Stockholders.

ANNUAL REPORT

September 30, 2006

Constellation Clover Core Value Fund

Constellation Clover Small Cap Value Fund

Constellation Clover Core Fixed Income Fund

Constellation Chartwell Ultra Short Duration Fixed Income Fund

Constellation Chartwell Short Duration Fixed Income Fund

Constellation HLAM Large Cap Quality Stock Fund

Constellation Pitcairn Diversified Value Fund

Constellation Pitcairn Select Value Fund

Constellation Pitcairn Diversified Growth Fund

Constellation Pitcairn Small Cap Fund

Constellation Pitcairn Family Heritage® Fund

Constellation Pitcairn Taxable Bond Fund

Constellation Pitcairn Tax-Exempt Bond Fund

Constellation Sands Capital Select Growth Fund

Constellation TIP Mid Cap Fund

Constellation TIP Healthcare & Biotechnology Fund

Constellation International Equity Fund

Constellation Small Cap Value Opportunities Fund

Constellation Strategic Value and High Income Fund

Contents

1	Letter from the President

2	Performance

4	Disclosure of Fund Expenses

6	Investment Review: Constellation Clover Core Value Fund

8	Investment Review: Constellation Clover Small Cap Value Fund

10	Investment Review: Constellation Clover Core Fixed Income Fund

12	Investment Review: Constellation Chartwell Ultra Short Duration Fixed Income Fund

14	Investment Review: Constellation Chartwell Short Duration Fixed Income Fund

16	Investment Review: Constellation HLAM Large Cap Quality Stock Fund

18	Investment Review: Constellation Pitcairn Diversified Value Fund

20	Investment Review: Constellation Pitcairn Select Value Fund

22	Investment Review: Constellation Pitcairn Diversified Growth Fund

24	Investment Review: Constellation Pitcairn Small Cap Fund

26	Investment Review: Constellation Pitcairn Family Heritage® Fund

28	Investment Review: Constellation Pitcairn Taxable Bond Fund

30	Investment Review: Constellation Pitcairn Tax-Exempt Bond Fund

32	Investment Review: Constellation Sands Capital Select Growth Fund

34	Investment Review: Constellation TIP Mid Cap Fund

36	Investment Review: Constellation TIP Healthcare & Biotechnology Fund

38	Investment Review: Constellation International Equity Fund

40	Investment Review: Constellation Small Cap Value Opportunities Fund

42	Investment Review: Constellation Strategic Value and High Income Fund

44	Financial Statements

106	Notes to Financial Statements

121	Report of Independent Registered Public Accounting Firm

122	Notice to Shareholders

123	Trustees and Officers of the Trust
Shareholder Services

Constellation Fund shareholders receive annual and semiannual reports, and quarterly account statements. Shareholders who have questions about their accounts may call a toll-free number, 1.800.543.0407, visit our web site, http://www.touchstoneinvestments.com or write to Touchstone Investments, P.O. Box 5354,
Cincinnati, Ohio 45201-5354

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Letter from the President	(unaudited)

Dear Fellow Shareholder:

We are pleased to provide you with the Constellation Funds Group Annual Report. Inside you will find key financial information and manager commentaries for the fiscal year ended September 30, 2006.

As we look back on the previous year, the U.S. economy grew at a moderate rate as the effect of Federal Reserve Board rate hikes spread. Short-term consumer and business borrowing costs moved in stride with the Federal Reserve announcements. Uncertainties about future rate increases remain as analysts are watchful of the Fed’s views of inflation, the housing and job markets, and other key economic indicators.

The U.S. equity markets again managed to post positive results. Large-cap value stocks outperformed other equity classes by a large margin, as the Dow Jones Industrial Average approached new all-time highs. Value stocks outperformed growth stocks for the sixth consecutive year.

Commodities experienced a broad-based sell-off in the spring of 2006. Oil prices fell more than 20% from their highs earlier in the year. With the decline in energy prices, corporations exhibited continued strength in profit growth from lower operating costs and extra cash in customers’ pockets.

In this past year, Constellation Investment Management Company, LP (“Constellation”) was acquired by Touchstone Advisors, Inc. (“Touchstone”). Touchstone, like Constellation, aligns itself with proven institutional money managers who act in a sub-advisory capacity. As always, we support a long-term investment outlook and encourage you to focus on diversifying your portfolio to achieve the full potential benefits of investing.

On behalf of my colleagues, I thank you for the opportunity to assist with your investments and appreciate the trust you’ve placed in us. We look forward to serving you in the future.

Best regards,

Jill. T. McGruder
President
Constellation Funds Group

Constellation Funds Group 2006 Annual Report	|	1

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Performance	(unaudited)

Average Annual Total Returns of the Constellation Funds Group(1)
Through September 30, 2006

The performance data quoted represents past performance. Past performance is no guarantee of future results. The principal value and investment return will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call (866)242-5742 for most recent month-end performance information.

Fund Name/Index	Six Months	Year to Date	One Year	Three Years	Five Years	Ten Years	(Annualized) Since Inception	Net Assets ($mil)

Constellation Clover Core Value Fund(2)	3.00	7.46	8.35	17.76	13.21	10.79	12.25	$100.04
Russell 3000 Value Index	6.18	13.18	14.55	17.38	11.18	11.31	13.26
Inception Date: 12/6/91

Constellation Clover Small Cap Value Fund(2)	(4.96)	7.86	8.47	15.99	12.54	14.14	14.16	$259.28
Russell 2000 Value Index	(0.22)	13.25	14.01	19.04	16.96	13.38	13.39
Inception Date: 2/28/96

Constellation Clover Core Fixed Income Fund	3.23	2.24	2.87	2.70	4.04	5.78	6.35	$21.69
Lehman Aggregate Bond Index	3.73	3.06	3.67	3.38	4.81	6.42	6.66
Inception Date: 12/6/91

Constellation Chartwell Ultra Short Duration Fixed Income Fund	2.78	3.56	4.28	2.86	2.58	4.39	4.78	$173.72
Merrill Lynch 3-Month U.S. Treasury Bill Index	2.50	3.55	4.50	2.73	2.30	3.81	4.11
Inception Date: 3/1/94

Constellation Chartwell Short Duration Fixed Income Fund	2.83	2.96	3.23	2.39	2.80	4.71	4.99	$76.09
Lehman 1-3 Year U.S. Government Bond Index	2.69	3.11	3.81	2.01	2.93	4.88	5.06
Inception Date: 3/1/94

Constellation HLAM Large Cap Quality Stock Fund	4.88	8.00	11.89	8.01	3.62	5.62	7.57	$12.30
Russell 1000 Growth Index	(0.12)	2.97	6.04	8.35	4.42	5.45	8.25
Inception Date: 4/30/92

Constellation Pitcairn Diversified Value Fund	3.81	9.76	10.68	14.08	9.83	n/a	6.51	$167.60
Russell 1000 Value Index	6.85	13.19	14.62	17.25	10.73	n/a	7.47
Inception Date: 8/4/00

Constellation Pitcairn Select Value Fund	2.76	8.88	9.64	11.90	5.97	n/a	5.21	$59.92
Russell 1000 Value Index	6.85	13.19	14.62	17.25	10.73	n/a	7.32
Inception Date: 8/11/00

Constellation Pitcairn Diversified Growth Fund	(0.45)	3.12	5.28	7.21	2.63	n/a	(7.62)	$117.50
Russell 1000 Growth Index	(0.12)	2.97	6.04	8.35	4.42	n/a	(6.55)
Inception Date: 8/4/00

Constellation Pitcairn Small Cap Fund(2)	(6.49)	3.70	5.51	11.14	11.08	n/a	9.97	$82.90
Russell 2000 Index	(4.61)	8.69	9.92	15.48	13.78	n/a	6.80
Inception Date: 8/25/00

Constellation Pitcairn Family Heritage® Fund	0.10	1.23	3.19	8.55	6.15	9.18	9.47	$80.38
Wilshire 5000 Index	2.32	7.97	10.48	13.28	8.64	8.63	10.71
Inception Date: 8/4/00(3)

Constellation Pitcairn Taxable Bond Fund	3.65	2.91	2.98	2.64	4.01	5.84	6.76	$44.18
Lehman U.S. Government Credit Index	3.76	2.71	3.33	3.08	4.96	6.47	7.63
Inception Date: 8/4/00(3)

Constellation Pitcairn Tax-Exempt Bond Fund	2.85	2.94	3.59	3.32	4.46	5.14	5.71	$117.67
Lehman Municipal Bond Index	3.45	3.70	4.46	4.37	5.17	5.91	7.00
Inception Date: 8/11/00(3)

2	|	Constellation Funds Group 2006 Annual Report

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Performance	(unaudited)

	Six Months	Year to Date	One Year	Three Years	Five Years	Ten Years	(Annualized) Since Inception	Net Assets ($mil)

Constellation Sands Capital Select Growth Fund — Class I Shares	(7.09)	(8.87)	(2.69)	8.87	8.60	n/a	(4.37)	$182.00
Russell 1000 Growth Index	(0.12)	2.97	6.04	8.35	4.42	n/a	(6.63)
Inception Date: 8/27/04(4)

Constellation Sands Capital Select Growth Fund — Class II Shares	(7.12)	(8.90)	(2.95)	8.72	8.52	n/a	(4.43)	$365.39
Russell 1000 Growth Index	(0.12)	2.97	6.04	8.35	4.42	n/a	(6.63)
Inception Date: 8/11/00

TIP Mid Cap Fund — Class I Shares(2)	(7.51)	5.89	7.10	20.08	n/a	n/a	22.95	$87.03
Russell Midcap Index	(0.52)	7.06	9.57	18.22	n/a	n/a	19.89
Inception Date: 1/2/03

TIP Mid Cap Fund — Class II Shares(2)(5)	(7.63)	5.68	6.82	19.78	n/a	n/a	22.65	$0.35
Russell Midcap Index	(0.52)	7.06	9.57	18.22	n/a	n/a	19.89
Inception Date: 04/24/06

Constellation TIP Healthcare & Biotechnology Fund(2)(6)	0.38	(0.19)	1.37	11.24	8.77	n/a	9.94	$55.12
S&P 500 Healthcare Index	4.71	6.02	7.54	7.56	1.61	n/a	0.45
Inception Date: 2/28/01

Constellation International Equity Fund	2.03	10.96	17.42	20.09	12.13	3.83	5.86	$151.34
MSCI All Country World ex-U.S. Index	4.17	14.34	19.36	23.92	16.38	7.61	7.98
Inception Date: 8/4/00(3)

Constellation Small Cap Value Opportunities Fund(2)	(7.07)	4.81	4.84	19.02	n/a	n/a	18.17	$294.43
Russell 2000 Value Index	(0.22)	13.25	14.01	19.04	n/a	n/a	13.47
Inception Date: 3/4/02

Constellation Strategic Value and High Income Fund	(3.32)	4.04	4.03	11.30	n/a	n/a	15.74	$2.54
50/50 Blend of the Russell 2000 Value Index and Merrill Lynch High Yield, Cash Pay Index	2.00	10.29	11.06	14.04	n/a	n/a	18.22
S&P 500 Index	4.14	8.53	10.79	12.30	n/a	n/a	13.09
Inception Date: 10/31/02

The Constellation Funds are distributed by Touchstone Securities, Inc., Cincinnati, OH. The investor should consider the investment objectives, risks, charges and expenses carefully before investing. This information can be found in the prospectus. A free prospectus, which contains detailed information, including fees and expenses, and the risks associated with investing in these funds, can be obtained by calling (866) 242-5742. Read the prospectus carefully before investing.

Returns less than one year are cumulative. The performance in the above table does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemption of Fund shares. Returns shown, unless otherwise indicated, are total returns, with dividends and income reinvested. Returns spanning more than one year are annualized. Fee waivers are in effect; if they had not been in effect performance would have been lower. The indexes mentioned are unmanaged statistical composites of stock market or bond market performance. Investing in an index is not possible.

(1)	Effective March 1, 2006, Touchstone Advisors, Inc. replaced Constellation Investment Management Company, LP as Investment Advisor to the Constellation Funds.
(2)	Investing in small and medium capitalization companies and science and technology companies may subject the Funds to specific inherent risks, including above-average price fluctuations.
(3)	For periods prior to August 2000, the performance data quoted represents past performance of Pitcairn Investment Management’s similarly managed common trust fund, adjusted to reflect fees and expenses expected to be borne by the Fund. The common trust fund was not a registered mutual fund, and therefore, was not subject to certain investment and tax restrictions which may have adversely affected performance.
(4)	Class I Shares for the periods prior to the inception date shown reflect the performance of the Fund’s Class II Shares.
(5)	Class II Shares for the periods prior to the inception date shown reflect the performance of the Fund’s Class I Shares.
(6)	Funds that take a focus or sector specific approach are subject to greater risk from downturns affecting a specific issuer or industry.

Constellation Funds Group 2006 Annual Report	|	3

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Disclosure of Fund Expenses	(unaudited)

All mutual funds have operating expenses. As a shareholder of a Fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns. Operating expenses such as these are deducted from the Fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways:

* Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period”.

* Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (in the “Annualized Expense Ratios” column) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

Note: Because the hypothetical return is set at 5% for comparison purposes - NOT your Fund’s actual return - the account values shown may not apply to your specific investment.

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	4/1/06	9/30/06	Ratios	Period*

Constellation Clover Core Value Fund

Actual Fund Return	$1,000.00	$1,030.00	1.13%	$5.75
Hypothetical Fund Return	1,000.00	1,019.40	1.13	5.72

Constellation Clover Small Cap Value Fund

Actual Fund Return	1,000.00	950.40	1.30	6.36
Hypothetical Fund Return	1,000.00	1,018.55	1.30	6.58

Constellation Clover Core Fixed Income Fund

Actual Fund Return	1,000.00	1,032.30	0.95	4.84
Hypothetical Fund Return	1,000.00	1,020.31	0.95	4.81

Constellation Chartwell Ultra Short Duration Fixed Income Fund

Actual Fund Return	1,000.00	1,027.80	0.68	3.46
Hypothetical Fund Return	1,000.00	1,021.66	0.68	3.45

Constellation Chartwell Short Duration Fixed Income Fund

Actual Fund Return	1,000.00	1,028.30	0.74	3.76
Hypothetical Fund Return	1,000.00	1,021.36	0.74	3.75

Constellation HLAM Large Cap Quality Stock Fund

Actual Fund Return	1,000.00	1,048.80	1.25	6.42
Hypothetical Fund Return	1,000.00	1,018.80	1.25	6.33

4	|	Constellation Funds Group 2006 Annual Report

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Disclosure of Fund Expenses	(unaudited)

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	4/1/06	9/30/06	Ratios	Period*

Constellation Pitcairn Diversified Value Fund

Actual Fund Return	$1,000.00	$1,038.10	1.10%	$5.62
Hypothetical Fund Return	1,000.00	1,019.55	1.10	5.57

Constellation Pitcairn Select Value Fund

Actual Fund Return	1,000.00	1,027.60	1.15	5.85
Hypothetical Fund Return	1,000.00	1,019.30	1.15	5.82

Constellation Pitcairn Diversified Growth Fund

Actual Fund Return	1,000.00	995.50	1.10	5.50
Hypothetical Fund Return	1,000.00	1,019.55	1.10	5.57

Constellation Pitcairn Small Cap Fund

Actual Fund Return	1,000.00	935.10	1.11	5.38
Hypothetical Fund Return	1,000.00	1,019.50	1.11	5.62

Constellation Pitcairn Family Heritage® Fund

Actual Fund Return	1,000.00	1,001.00	1.30	6.52
Hypothetical Fund Return	1,000.00	1,018.55	1.30	6.58

Constellation Pitcairn Taxable Bond Fund

Actual Fund Return	1,000.00	1,036.50	0.90	4.59
Hypothetical Fund Return	1,000.00	1,020.56	0.90	4.56

Constellation Pitcairn Tax-Exempt Bond Fund

Actual Fund Return	1,000.00	1,028.50	0.70	3.56
Hypothetical Fund Return	1,000.00	1,021.56	0.70	3.55

Constellation Sands Capital Select Growth Fund - Class I

Actual Fund Return	1,000.00	929.10	1.04	5.03
Hypothetical Fund Return	1,000.00	1,019.85	1.04	5.27

Constellation Sands Capital Select Growth Fund - Class II

Actual Fund Return	1,000.00	928.80	1.29	6.24
Hypothetical Fund Return	1,000.00	1,018.60	1.29	6.53

Constellation TIP Mid Cap Fund - Class I

Actual Fund Return	1,000.00	924.90	0.90	4.34
Hypothetical Fund Return	1,000.00	1,020.56	0.90	4.56

Constellation TIP Mid Cap Fund - Class II

Actual Fund Return**	1,000.00	912.10	1.15	4.79
Hypothetical Fund Return	1,000.00	1,019.30	1.15	5.82

Constellation TIP Healthcare & Biotechnology Fund

Actual Fund Return	1,000.00	1,003.80	1.81	9.09
Hypothetical Fund Return	1,000.00	1,015.99	1.81	9.15

Constellation International Equity Fund

Actual Fund Return	1,000.00	1,020.30	1.45	7.34
Hypothetical Fund Return	1,000.00	1,017.80	1.45	7.33

Constellation Small Cap Value Opportunities Fund

Actual Fund Return	1,000.00	929.30	1.65	7.98
Hypothetical Fund Return	1,000.00	1,016.80	1.65	8.34

Constellation Strategic Value and High Income Fund

Actual Fund Return	1,000.00	966.80	0.25	1.23
Hypothetical Fund Return	1,000.00	1,023.82	0.25	1.27

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
** Class II Shares of the Fund commenced operations on April 24, 2006. Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 159/365.

Constellation Funds Group 2006 Annual Report	|	5

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Investment Review	(unaudited)

Constellation Clover Core Value Fund
Sub-advised by Clover Capital Management, Inc.

Investment Philosophy & Process

The Constellation Clover Core Value Fund (the “Fund”) seeks long-term capital appreciation by investing in a diversified portfolio of common stocks of U.S. companies with large, medium and small capitalizations. Clover Capital Management, Inc. (“Clover”) focuses on companies that trade at attractive values relative to cash flow, book value, financial strength, and historical valuations. Using a combination of valuation screens, technical analysis, and fundamental research, Clover seeks companies that possess attractive long-term return potential due to their lower than average valuations and improving business fundamentals.

Fund Performance & Positioning

The total return of the Fund was 8.35% for the fiscal year ended September 30, 2006. The total return of the Russell 3000 Value Index was 14.55% for the same period.

The Fund’s sector allocation was weak for the year. An underweight position in the Information Technology sector detracted from performance, however the Fund’s underweight in the Energy sector contributed to performance. In anticipation of a possible slowdown in the Energy sector, we sold stocks in the more volatile Drilling and Refining industry and purchased those in the more stable Integrated Oil industry. We continue to overweight Consumer Staples and underweight Materials and Consumer Discretionary.

Among the top performing stocks during the year were smokeless tobacco producer UST, which benefited from speculation of possible consolidation as well as a flight to economically stable companies, and heavy equipment manufacturer Terex, which performed well due to the strong commodities cycle. Both positions were sold because they reached our valuation targets. However, the increase of their stock prices and those of other strong performers were offset by the declines of the poorest performers. Chesapeake Energy was hurt by low natural gas prices, while Lincare declined over concerns of possible regulatory changes in Medicare reimbursements. Both of these positions were also sold during the period.

We added Financial Services industry stock RenaissanceRe, as we believe it has a favorable risk/reward balance in its property catastrophe reinsurance business; continued unfavorable publicity from last year’s devastating hurricanes led to lower prices for this stock.

The Fund continues to emphasize stocks with reasonable valuations with prospects of improved operations. As always, the key valuation metrics depend on the specific sector and industry, but earnings, cash flow, and book value continue to be the primary guides. The Fund will focus on companies with more stable profitability characteristics as we anticipate a slowdown in profit growth.

6	|	Constellation Funds Group 2006 Annual Report

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Investment Review	(unaudited)

Constellation Clover Core Value Fund

Sector Weightings†

†	Percentages are based on total investments.
††	Cash equivalents include a short-term investment held as collateral for loaned securities (see Note 9 in the Notes to Financial Statements).

Growth of $10,000 Investment in the Fund

September 30, 1996 – September 30, 2006**

Annualized Total Returns**
Periods ended September 30, 2006

Past 1	Past 3	Past 5	Past 10	Since
year	years	years	years	inception
8.35%	17.76%	13.21%	10.79%	12.25%

**These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than its original cost. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. The inception date of the Constellation Clover Core Value Fund was December 6, 1991.

Constellation Funds Group 2006 Annual Report	|	7

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Investment Review	(unaudited)

Constellation Clover Small Cap Value Fund
Sub-advised by Clover Capital Management, Inc.

Investment Philosophy & Process

The Constellation Clover Small Cap Value Fund (the “Fund”) seeks long-term capital appreciation by primarily investing in common stocks of U.S. companies with smaller market capitalizations. Clover Capital Management, Inc. (“Clover”) focuses on companies that trade at attractive values relative to their cash flow, book value, financial strength, and historical valuations. Clover believes that the application of classic value investment disciplines within the smaller company universe can generate attractive long-term returns. Using a combination of valuation screens, technical analysis, and fundamental research, Clover seeks companies that have lower than average valuations and improving business fundamentals.

Fund Performance & Positioning

The total return of the Fund was 8.47% for the fiscal year ended September 30, 2006. The total return of the Russell 2000 Value Index was 14.01% for the same period.

Security selection in the Financial Services, Consumer Discretionary, and Consumer Staples sectors contributed positively to performance. This strength was offset by sub-optimal selection in the Technology and Health Care sectors. Specific companies which detracted from performance included CMS Energy and Reliant Energy. The Fund’s holdings in FelCor Lodging Trust and EMCOR Group contributed to results. While no significant changes were made to the Fund’s portfolio, the weights of several industries were adjusted as part of our normal investment process. For example, the Fund was underweight the Insurance industry because of weakening fundamentals.

Towards the end of the period, companies with poor earnings quality outperformed. In contrast, our focus of investing in companies with strong cash flow and valuation characteristics was relatively not effective. All underperforming stocks were reviewed throughout the period with an eye toward culling weaker profiles and redeploying to stocks with more promising fundamentals.

Investor concerns regarding intermediate-term economic conditions have kept the broad market at reasonably attractive valuation levels. Small cap stocks, after several years of outperformance, currently trade at a premium to these levels. With these externalities in mind, Clover remains focused on identifying stocks with improving fundamentals and improving investor sentiments. The Fund remains prudently diversified in an array of stocks which we believe are individually attractive, inexpensive and enjoy improving trends.

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Investment Review	(unaudited)

Constellation Clover Small Cap Value Fund

Sector Weightings †

†	Percentages are based on total investments.
††	Cash equivalents include a short-term investment held as collateral for loaned securities (see Note 9 in the Notes to Financial Statements).

Growth of $10,000 Investment in the Fund

September 30, 1996 – September 30, 2006**

Annualized Total Returns**
Period ended September 30, 2006
Past 1	Past 3	Past 5	Past 10	Since
year	years	years	years	inception
8.47%	15.99%	12.54%	14.14%	14.16%

** These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than its original cost. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. The inception date of the Constellation Clover Small Cap Value Fund was February 28, 1996.

Constellation Funds Group 2006 Annual Report	|	9

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Investment Review	(unaudited)

Constellation Clover Core Fixed Income Fund
Sub-advised by Clover Capital Management, Inc.

Investment Philosophy & Process

The Constellation Clover Core Fixed Income Fund (the “Fund”) seeks to produce attractive long-term total returns and a high level of current income by investing in a diversified portfolio of bonds. The Fund maintains a laddered maturity structure and a weighted average duration that is consistent with an intermediate bond portfolio. However, individual bonds may have a final maturity from one month to thirty years or more. The Fund managers combine a top down macro economic outlook with individual security selection evaluation and techniques. Factors such as the business cycle, Federal Reserve policy, and credit spreads are taken into account to establish an overall framework for sector allocation and yield curve positioning, as well as the overall posture of the portfolio.

Fund Performance & Positioning

The total return of the Fund was 2.87% for the fiscal year ended September 30, 2006. The total return of the Lehman Aggregate Bond Index was 3.67% for the same period.

The economy continued to expand at a moderate pace which resulted in little pay off to the Fund’s defensive positioning. A rising interest rate environment was challenging for the Fund, but it did lead to slightly wider corporate bond spreads which benefited the Fund’s positioning. Mitigating this positive effect were very low levels of volatility. Low volatility provided a favorable environment for bonds with options, such as the thirty-year mortgage pass-through sector and the Fund’s underweight to this sector weakened its relative performance.

Strategies employed during the period focused on several themes. The first was to reduce the duration in the credit sector due to rich valuations and poor break-even spread widening levels. Secondly, we have been transitioning the Fund to hold more exposure to a steeper yield curve. This stems from our outlook for a slower economy and the potential need to cut interest rates as 2007 unfolds. This view, combined with the current deviation from historical levels in the term structure of rates, provided an opportunity to increase our exposure to a potential rally in short-term rates.

The poor break even proposition in longer maturity corporate bonds appeared even less attractive after repeated rate hikes. Therefore, we shortened the average maturity of our corporate bond holdings by selling securities in the ten-year part of the curve and replaced them with high-yield opportunities with short maturities. Additionally, we exited several securities with less than two years to maturity and reinvested the proceeds in the five-year sector.

A key goal for the Fund was to maintain high credit quality while also achieving an above-benchmark income stream. The Fund is positioned to take advantage of a slower economy and more constructive bond market through defensive positioning towards the credit sector, positive exposure to a steeper yield curve and above-benchmark yield.

Our outlook is for a more positive bond market than we have seen during the past two years of rising interest rates. The effect of numerous rate hikes and a slowing housing market should dampen inflation and consumer spending going forward. This, in turn, may precipitate the need for the Federal Open Market Committee to cut interest rates in 2007. We believe the slowdown will be negative for the credit sector and positive for a potential rally in the front end of the yield curve. We have therefore, positioned the Fund to be protected against a general widening of spreads that may accompany an economic slowdown. This has been accomplished by reducing duration exposure to the corporate bond sector versus the benchmark. Additionally, new investments have been focused in intermediate-term bonds which would be the most beneficial sector to overweight if the yield curve normalizes.

10	|	Constellation Funds Group 2006 Annual Report

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Investment Review	(unaudited)

Constellation Clover Core Fixed Income Fund

Sector Weightings†

†	Percentages are based on total investments.
††	Cash equivalent includes a short-term investment held as collateral for loaned securities (see Note 9 in the Notes to Financial Statements).

Growth of $10,000 Investment in the Fund

September 30, 1996 - September 30, 2006**

Annualized Total Returns**
Periods ended September 30, 2006
Past 1	Past 3	Past 5	Past 10	Since
years	years	years	years	inception
2.87%	2.70%	4.04%	5.78%	6.35%

** These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than its original cost. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. The inception date of the Constellation Clover Core Fixed Income Fund was December 6, 1991.

Constellation Funds Group 2006 Annual Report	|	11

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Investment Review	(unaudited)

Constellation Chartwell Ultra Short Duration Fixed Income Fund
Sub-advised by Chartwell Investment Partners

Investment Philosophy & Process

The Constellation Chartwell Ultra Short Duration Fixed Income Fund (the “Fund”) seeks to provide above market income, liquidity, and risk-adjusted total return. Fund management targets these goals using a low risk approach, selecting a core group of securities from better yielding sectors within the government markets, and enhancing liquidity and yield by combining very short maturities with fixed rate issues in a barbell structure. The Fund avoids higher risk strategies, including exposure to non-dollar currencies and lower quality credits. The Fund generally has a targeted duration of 0.5 years and has 100% of its portfolio in government issues.

Fund Performance and Positioning

The total return of the Fund was 4.28% for the fiscal year ended September 30, 2006. The total return of the Merrill Lynch 3-Month U.S. Treasury Bill Index was 4.50% for the same period.

The Fund’s returns were earned in a period when most short-duration assets were more negatively impacted by sharply higher short-term interest rates and a year-over-year increase in the Federal Funds rate from 3.75% to 5.25%. The Fund maintained its yield advantage primarily because of its emphasis on floating-rate agency securities and overnight government-backed repurchase agreements. This focus on floating rate and overnight investments allowed the Fund’s yield to rise as market rates increased and provided a cushion against the price declines of longer maturity bonds.

All Fund holdings were agency-backed, providing a 100% government-quality portfolio. The continued focus on the high-quality source of excess yield provided by government mortgage-backed securities (“MBS”) helped Fund performance as the MBS sector outperformed the broader bond market. MBS performance was driven by declining prepayment risk and the resulting cushion to MBS bond prices as interest rates rose.

In recent months, in anticipation of a period of Federal Funds stability, we have begun to reduce the Fund’s emphasis on floating-rate and high-coupon agency securities. We have added to its positions in fixed-rate, short maturity collateralized mortgage obligation (“CMOs”) securities. With the ability to buy CMOs at discount prices, both income and Net Asset Value have the potential to benefit while prepayment risk is controlled. Looking forward, the Fund’s shift to an emphasis on fixed rates should provide for both attractive relative income and better-than-average price performance.

12	|	Constellation Funds Group 2006 Annual Report

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Investment Review	(unaudited)

Constellation Chartwell Ultra Short Duration Fixed Income Fund

Sector Weightings†

†	Percentages are based on total investments.

Growth of $10,000 Investment in the Fund

September 30, 1996 - September 30, 2006**

Annualized Total Returns**
Periods ended September 30, 2006
Past 1	Past 3	Past 5	Past 10	Since
year	years	years	years	inception
4.28%	2.86%	2.58%	4.39%	4.78%

** These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than its original cost. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. The inception date of the Constellation Chartwell Ultra Short Duration Fixed Income Fund was March 1, 1994.

Constellation Funds Group 2006 Annual Report	|	13

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Investment Review	(unaudited)

Constellation Chartwell Short Duration Fixed Income Fund
Sub-advised by Chartwell Investment Partners

Investment Philosophy & Process

The Constellation Chartwell Short Duration Fixed Income Fund (the “Fund”) seeks to provide above market income, liquidity, and risk-adjusted total return. Fund management targets these goals using a low risk approach, selecting a core group of securities from better yielding sectors within the government and corporate markets, and enhancing liquidity and yield by combining very short maturities with fixed rate issues in a barbell structure. The Fund avoids higher risk strategies, including exposure to non-dollar currencies and below “A” rated credits. The Fund generally has an average duration of between 1.5 and 2.0 years and holds no more than 20% of the portfolio in non-government issues.

Fund Performance & Positioning

The total return of the Fund was 3.23% for the fiscal year ended September 30, 2006. The total return of the Lehman 1-3 Year U.S. Government Bond Index was 3.81% for the same period.

The Fund’s returns were earned in a period when most short-duration assets were more negatively impacted by sharply higher short-term interest rates and a year-over-year increase in the Federal Funds rate from 3.75% to 5.25%. A source of performance was the Fund’s position in floating rate and overnight investments which allowed the Fund’s yield to rise as market rates increased and provided a cushion against the price declines of longer maturity bonds.

All Fund holdings were agency-backed, providing for a very high quality portfolio. Our continuing focus on the high-quality source of excess yield provided by government mortgage-backed securities (“MBS”) helped Fund performance as the MBS sector outperformed the broader bond market. MBS performance was driven by declining prepayment risk and the resulting cushion to MBS bond prices as interest rates rose. Additionally, the Fund’s barbell portfolio structure contributed to performance as our use of very short-term or floating rate maturities combined with slightly longer than benchmark maturities outperformed most bulleted types of portfolios. The Fund’s longer effective duration was a source of underperformance, but this impact began to reverse towards the end of the period.

Looking forward, the Fund’s emphasis on high-quality, short-duration securities should provide for both attractive relative income and better-than-average price performance. As the Federal Reserve shifts to a stable policy, the source of funding provided by monthly MBS principal cash flows should allow the Fund to remain liquid and reposition into holdings which benefit during a stable or falling interest rate environment.

14	|	Constellation Funds Group 2006 Annual Report

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Investment Review	(unaudited)

Constellation Chartwell Short Duration Fixed Income Fund

Sector Weightings†

†	Percentages are based on total investments.
††	Cash equivalents include a short-term investment held as collateral for loaned securities (see Note 9 in the Notes to the Financial Statements).

Growth of $10,000 Investment in the Fund

September 30, 1996 – September 30, 2006**

Annualized Total Returns**
Periods ended September 30, 2006

Past 1 year	Past 3 years	Past 5 years	Past 10 years	Since inception

3.23%	2.39%	2.80%	4.71%	4.99%

**These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than its original cost. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. The inception date of the Constellation Chartwell Short Duration Fixed Income Fund was March 1, 1994.

Constellation Funds Group 2006 Annual Report	|	15

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Investment Review	(unaudited)

Constellation HLAM Large Cap Quality Stock Fund
Sub-advised by Hilliard Lyons Asset Management

Investment Philosophy & Process

The Constellation HLAM Large Cap Quality Stock Fund (the “Fund”) seeks long-term capital appreciation by investing primarily in common stocks of large capitalization companies believed to have long-term competitive advantages over their competition and identifiable growth drivers for the future. Companies selected for investment are considered to have strong balance sheets, significant free cash flow, and historically high returns on invested capital. Focus is placed on valuations that are justifiable by each company’s quality and perceived growth.

Fund Performance & Positioning

The total return of the Fund was 11.89% for the fiscal year ended September 30, 2006. The total return of the Russell 1000 Growth Index was 6.04% for the same period.

Energy was the benchmark’s worst performing sector. We believe that demand for energy will adjust to the price of the commodity over time, creating an oversupply, and a decline in prices. The Fund did not hold any Energy stocks during the fiscal year which contributed to its strong relative performance. Although one or two quarters do not make a definitive trend, we are pleased with our Energy allocation decision.

The Fund was overweight in the Consumer Discretionary, Health Care, and Financial Services sectors. Although the Fund’s sector weights are only a by-product of our fundamental approach, we are comfortable with this positioning.

Over the course of the full year, only two stocks were added and two stocks were sold. We added CDW and eBay and sold positions in CBS and Cincinnati Financial. The Fund remains relatively concentrated and had low turnover. These characteristics result from our continued focus on what we believe to be high-quality companies that are both growing and selling at a discount to their intrinsic value.

We remain excited about the Fund’s long-term prospects. We are committed to its investment philosophy and are bound by our investment discipline, and as a result, believe the future performance should be strong.

16	|	Constellation Funds Group 2006 Annual Report

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Investment Review	(unaudited)

Constellation HLAM Large Cap Quality Stock Fund

Sector Weightings†

†	Percentages are based on total investments.
††	Cash equivalents include a short-term investment held as collateral for loaned securities (see Note 9 in the Notes to Financial Statements).

Growth of $10,000 Investment in the Fund

September 30, 1996 - September 30, 2006**

Annualized Total Returns**
Periods ended September 30, 2006

Past 1	Past 3	Past 5	Past 10	Since
year	years	years	years	inception

11.89%	8.01%	3.62%	5.62%	7.57%

  **These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than its original cost. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. The inception date of the Constellation HLAM Large Cap Quality Stock Fund was April 30, 1992.

Constellation Funds Group 2006 Annual Report	|	17

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Investment Review	(unaudited)

Constellation Pitcairn Diversified Value Fund
Sub-advised by Pitcairn Investment Management

Investment Philosophy & Process

The Constellation Pitcairn Diversified Value Fund (the “Fund”) seeks long-term capital appreciation by primarily investing in common stocks of companies believed to be priced below their true worth. A disciplined investment process is employed that focuses on risk management and security selection. The risk management process is designed to emphasize security selection as the primary driver of relative returns and minimize sector and thematic bets. The security selection methodology focuses on stocks with strong fundamental characteristics that are attractively priced relative to their peers.

Fund Performance & Positioning

The total return of the Fund was 10.68% for the fiscal year ended September 30, 2006. The total return of the Russell 1000 Value Index was 14.62% for the same period.

Stock selection detracted from performance. Underperforming sectors included Utilities, Financial Services and Healthcare. Autos & Transportation and Consumer Discretionary contributed to performance.

The Fund was negatively impacted by our preference for stocks with stronger-than-average growth characteristics, as these stocks were out of favor over the last twelve months. Stocks that detracted from performance included Sprint Nextel, CompuCredit and Devon Energy. Among the significant contributors to performance were AT&T, Wells Fargo and Bear Stearns.

The Fund’s objective is to invest in stocks of companies that provide solid fundamentals and trade at attractive prices. We believe that over time, these stocks will outperform their peers. We do not time the market, nor take sector or thematic bets. Therefore, we concentrate on those aspects of portfolio management in which we have a high degree of confidence, such as individual security selection. We remain true to this process through all market cycles.

There were no significant changes made to the Fund’s strategy during the year. In addition, the only changes made with regard to positioning were in response to Russell’s mid-year index reconstitution. These changes included some modest increases and decreases to sector and industry exposures. The Fund is structured to keep risk exposures relative to the benchmark controlled. Excess returns are expected to be generated by individual security selection.

18	|	Constellation Funds Group 2006 Annual Report

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Investment Review	(unaudited)

Constellation Pitcairn Diversified Value Fund

Sector Weightings†

† Percentages are based on total investments.
†† Cash equivalents include a short-term investment held as collateral for loaned securities (see Note 9 in the Notes to Financial Statements).

Growth of $10,000 Investment in the Fund

August 31, 2000 - September 30, 2006**

Annualized Total Returns**
Periods ended September 30, 2006

Past 1 year	Past 3 years	Past 5 years	Since inception

10.68%	14.08%	9.83%	6.51%

  **These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than its original cost. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. The inception date of the Constellation Pitcairn Diversified Value Fund was August 4, 2000.

Constellation Funds Group 2006 Annual Report	|	19

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Investment Review	(unaudited)

Constellation Pitcairn Select Value Fund
Sub-advised by Pitcairn Investment Management

Investment Philosophy & Process

The Constellation Pitcairn Select Value Fund (the “Fund”) invests in a focused portfolio of equity securities that are believed to have exceptional appreciation potential. The risk management process is designed to emphasize security selection as the primary driver of relative returns and minimize sector and thematic bets. The security selection methodology focuses on stocks with strong fundamental characteristics that are attractively priced relative to their peers.

Fund Performance & Positioning

The total return of the Fund was 9.64% for the fiscal year ended September 30, 2006. The total return of the Russell 1000 Value Index was 14.62% for the same period.

Stock selection and sector allocation detracted from performance. Underperforming sectors included Technology, Producer Durables and Consumer Discretionary. Energy and Autos & Transportation contributed to performance.

The Fund was negatively impacted by our preference for stocks with stronger than average growth characteristics, as these stocks were out of favor over the last twelve months. Stocks that detracted from performance included CompuCredit, Devon Energy and Flextronics International. Among the significant contributors to performance were Marathon Oil, Wells Fargo and AT&T.

The Fund’s objective is to invest in stocks of companies that provide solid fundamentals and trade at attractive prices. We believe that over time, these stocks will outperform their peers. We do not time the market, nor take sector or thematic bets. Therefore, we concentrate on those aspects of portfolio management in which we have a high degree of confidence, such as individual security selection. We remain true to this process through all market cycles.

There were no significant changes made to the Fund’s strategy during the year. In addition, the only changes made with regard to positioning were in response to Russell’s mid-year index reconstitution. These changes included some modest increases and decreases to sector and industry exposures. The Fund is structured to keep risk exposures relative to the benchmark controlled. Excess returns are expected to be generated by individual security selection.

20	|	Constellation Funds Group 2006 Annual Report

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Investment Review	(unaudited)

Constellation Pitcairn Select Value Fund

Sector Weightings†

†	Percentages are based on total investments.
††	Cash equivalents include a short-term investment held as collateral for loaned securities (see Note 9 in the Notes to Financial Statements).

Growth of $10,000 Investment in the Fund

August 31, 2000 – September 30, 2006**

** These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than its original cost. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. The inception date of the Constellation Pitcairn Select Value Fund was August 11, 2000.

Annualized Total Returns**
Periods ended September 30, 2006

Past 1 year	Past 3 years	Past 5 years	Since inception

9.64%	11.90%	5.97%	5.21%

Constellation Funds Group 2006 Annual Report	|	21

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Investment Review	(unaudited)

Constellation Pitcairn Diversified Growth Fund
Sub-advised by Pitcairn Investment Management

Investment Philosophy & Process

The Constellation Pitcairn Diversified Growth Fund (the “Fund”) seeks long-term capital appreciation by primarily investing in common stocks of companies believed to have above average earnings or revenue growth potential. A disciplined investment process is employed which is focused on risk management and security selection. The risk management process is designed to emphasize security selection as the primary driver of relative returns and minimize sector and thematic bets. The security selection methodology focuses on a company’s growth prospects and relative evaluation.

Fund Performance & Positioning

The total return of the Fund was 5.28% for the fiscal year ended September 30, 2006. The total return of the Russell 1000 Growth Index was 6.04% for the same period.

The Fund’s stock selection in the Health Care and Producer Durables sectors detracted from performance, while its selection in Consumer Discretionary and Technology sector stocks contributed to performance. The Fund was impacted by our preference for stocks with stronger-than-average growth characteristics, as these stocks were out of favor over the last twelve months. Top contributors included Hansen Natural, First Marblehead and Cisco Systems. Detractors from performance included United Health Group, Cooper and Intel.

The Fund’s objective is to invest in stocks of companies that provide solid fundamentals and trade at attractive prices. We believe that over time, these stocks will outperform their peers. Pitcairn does not time the market, nor make sector or thematic investments. Therefore, we concentrate on those aspects of portfolio management in which we have a high degree of confidence, such as individual security selection. We remain true to this process through all market cycles.

There were no significant changes made to the Fund’s strategy during the year. In addition, the only changes made to the Fund with regard to positioning were in response to Russell’s mid-year index reconstitution. These changes included some modest increases and decreases to sector and industry exposures.

At the close of the period we believe the Fund is well positioned. In general, the Fund’s portfolio characteristics compare favorably versus the benchmark. We continue to believe that owning securities that are undervalued will eventually lead to long-term out performance. The Fund is structured to keep risk exposures relative to the benchmark controlled. Excess returns are expected to be generated by individual security selection.

22	|	Constellation Funds Group 2006 Annual Report

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Investment Review	(unaudited)

Constellation Pitcairn Diversified Growth Fund

Sector Weightings†

†	Percentages based on total investments.
††	Cash equivalents include a short-term investment held as collateral for loaned securities (see Note 9 in the Notes to Financial Statements).

Growth of $10,000 Investment in the Fund

  August 31, 2000 – September 30, 2006**

Annualized Total Returns**
Periods ended September 30, 2006

Past 1 year	Past 3 years	Past 5 years	Since inception

5.28%	7.21%	2.63%	(7.62%)

  **These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than its original cost. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. The inception date of the Constellation Pitcairn Diversified Growth Fund was August 4, 2000.

Constellation Funds Group 2006 Annual Report	|	23

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Investment Review	(unaudited)

Constellation Pitcairn Small Cap Fund
Sub-advised by Pitcairn Investment Management

Investment Philosophy & Process

The Constellation Pitcairn Small Cap Fund (the “Fund”) seeks long-term capital appreciation by primarily investing in common stocks of U.S. small capitalization companies. The Fund is diversified by issuer and industry and typically owns both value and growth stocks. A disciplined investment process is employed which is focused on risk management and security selection. The risk management process is designed to emphasize security selection as the primary driver of relative returns and minimize sector and thematic bets. The security selection methodology emphasizes a company’s growth prospects and relative valuations which seek to identify stocks that offer significant growth potential, but are attractively valued relative to their peers.

Fund Performance & Positioning

The total return of the Fund was 5.51% for the fiscal year ended September 30, 2006. The total return of the Russell 2000 Index was 9.92% for the same period.

The Fund was negatively impacted by our preference for stocks with stronger-than-average growth characteristics, as these stocks were out of favor over the last twelve months. The individual companies that detracted most from performance included Matria Healthcare, Par Pharmaceutical and Labor Ready. The stronger performers were Digital River, W-H Energy Services and First Marblehead. From a sector viewpoint, Health Care and Materials & Processing detracted from performance. Energy and Technology contributed to performance.

The Fund’s objective is to invest in stocks of companies that provide solid fundamentals and trade at attractive prices. We believe that over time, these stocks will outperform their peers. We do not time the market, nor take sector or thematic bets. Therefore, we concentrate on those aspects of portfolio management in which we have a high degree of confidence, such as individual security selection. We remain true to this process through all market cycles.

There were no significant changes made to the Fund’s strategy during the year. In addition, the only changes made to the Fund with regard to positioning were in response to Russell’s mid-year index reconstitution. These changes included some modest increases and decreases to sector and industry exposures. The Fund is structured to keep risk exposures relative to the benchmark controlled. Excess returns are expected to be generated by individual security selection.

24	|	Constellation Funds Group 2006 Annual Report

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Investment Review	(unaudited)

Constellation Pitcairn Small Cap Fund

Sector Weightings†

† Percentages are based on total investments.
†† Cash equivalents include a short-term investment held as collateral for loaned securities (see Note 9 in the Notes to Financial Statements).

Growth of $10,000 Investment in the Fund

August 31, 2000 - September 30, 2006**

Annualized Total Returns**
Periods ended September 30, 2006

Past 1 year	Past 3 years	Past 5 years	Since inception

5.51%	11.14%	11.08%	9.97%

**These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than its original cost. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. The inception date of the Constellation Pitcairn Small Cap Fund was August 25, 2000.

Constellation Funds Group 2006 Annual Report	|	25

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Investment Review	(unaudited)

Constellation Pitcairn Family Heritage® Fund
Sub-advised by Pitcairn Investment Management

Investment Philosophy & Process

The Constellation Pitcairn Family Heritage® Fund (the “Fund”) seeks long-term capital appreciation by primarily investing in common stocks of U.S. companies in which the founding family still maintains significant influence over the direction of the firm. The Fund’s security selection methodology emphasizes a company’s growth prospects and relative valuations, which seeks to identify stocks that offer significant growth potential, but are attractively priced relative to their peers.

Fund Performance & Positioning

The total return of the Fund was 3.19% for the fiscal year ended September 30, 2006. The total return of the Wilshire 5000 Index was 10.48% for the same period.

The Fund was negatively impacted by our preference for stocks with stronger-than-average growth characteristics, as these stocks were out of favor over the last twelve months. Individual companies which detracted most from performance were Dell, Chesapeake Energy and CompuCredit. The stronger performers among the Fund’s holdings were CapitalSource, Microsoft and Fastenal. The Financial Services, Energy and Consumer Staples sectors were the largest detractors from performance, while Producer Durables, Health Care and Utilities contributed to results.

The Fund’s objective is to invest in stocks of companies that provide solid fundamentals and trade at attractive prices. We believe that over time, these stocks will outperform their peers. We do not time the market, nor take sector or thematic bets. Therefore, we concentrate on those aspects of portfolio management in which we have a high degree of confidence, such as individual security selection. We remain true to this process through all market cycles.

With the exception of modest increases and decreases to sector and industry exposure, there were no significant changes made the Fund’s strategy during the year. The Fund is structured to keep risk exposure controlled. Excess returns are expected to be generated by individual security selection.

26	|	Constellation Funds Group 2006 Annual Report

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Investment Review	(unaudited)

Constellation Pitcairn Family Heritage® Fund

Sector Weightings†

†	Percentages are based on total investments.
††	Cash equivalents include a short-term investment held as collateral for loaned securities (see Note 9 in the Notes to Financial Statements).

Growth of $10,000 Investment in the Fund

September 30, 1996 - September 30, 2006**

Annualized Total Returns**

Period ended September 30, 2006

Past 1 year	Past 3 years	Past 5 years	Past 10 years	Since inception
3.19%	8.55%	6.15%	9.18%***	9.47%***

**These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than its original cost. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. The inception date of the Constellation Pitcairn Family Heritage® Fund was October 31, 1989.

***For periods prior to August 4, 2000, when the Fund began operating, the performance data quoted represents past performance of the Sub-Advisor’s similarly managed common trust fund, adjusted to reflect fees and expenses expected to be borne by the Fund. The common trust fund was not a registered mutual fund, and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance. The common trust fund changed its investment strategy in April 1996.

Constellation Funds Group 2006 Annual Report	|	27

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Investment Review	(unaudited)

Constellation Pitcairn Taxable Bond Fund
Sub-advised by Pitcairn Investment Management

Investment Philosophy & Process

The Constellation Pitcairn Taxable Bond Fund’s (the “Fund”) investment strategy is designed to deliver maximum total rates of return consistent with moderate risk of capital and maintenance of liquidity. The Fund invests in a broad range of investment grade fixed income securities across the full maturity spectrum. Additional value may be gained by anticipating changing credit conditions and identifying unique anomalies offered by the market.

Fund Performance & Positioning

The total return of the Fund was 2.98% for the fiscal year ended September 30, 2006. The total return of the Lehman U.S. Government Credit Index was 3.33% for the same period.

Over the course of the fiscal year, rates in general rose as the Fed pursued its program of measured rate increases to offset previous monetary accommodation. As a result, prices of bonds declined to a small degree for the year and returns were less than coupon rates. During the period of rising rates, the Fund generally outperformed.

During the fourth fiscal quarter and in September in particular, the Fund’s sensitivity to changes in the level of interest rates was moderately below that of the index. During that quarter, market participants generally came to expect that the Federal Reserve would initiate a course of rate reductions sometime in 2007. As a result, rates generally declined, and the Fund’s response to the decline in rates was muted in comparison to the benchmark.

From September 2005 through the end of the fiscal year, credit spreads were stable to slightly higher. The Fund’s exposure to corporate issues is generally concentrated at the lower end of the volatility scale, and as such performed well. For most of fiscal 2006, the Fund’s government exposure was biased toward agency issues as opposed to Treasuries. As these spreads narrowed modestly, the portfolio benefited.

At the beginning of fiscal 2007, the Fund continues to be characterized by excellent quality with a weighted-average rating of AA, and is conservatively structured with corporate spread risk concentrated at the short end of the duration spectrum.

28	|	Constellation Funds Group 2006 Annual Report

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Investment Review	(unaudited)

Constellation Pitcairn Taxable Bond Fund

Sector Weightings†

†	Percentages are based on total investments.
††	Cash equivalents include a short-term investment held as collateral for loaned securities (see Note 9 in the Notes to Financial Statements).

Growth of $10,000 Investment in the Fund

September 30, 1996 - September 30, 2006**

Annualized Total Returns**

Periods ended September 30, 2006

Past 1 year	Past 3 years	Past 5 years	Past 10 years	Since inception

2.98%	2.64%	4.01%	5.84%***	6.76%***

**These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than its original cost. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. The inception date of the Constellation Pitcairn Taxable Bond Fund was December 31, 1988.

***For periods prior to August 4, 2000, when the Fund began operating, the performance data quoted represents past performance of the Sub-Advisor’s similarly managed common trust fund, adjusted to reflect fees and expenses expected to have been borne by the Fund. The common trust fund was not a registered mutual fund, and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance.

Constellation Funds Group 2006 Annual Report	|	29

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Investment Review	(unaudited)

Constellation Pitcairn Tax-Exempt Bond Fund
Sub-advised by Pitcairn Investment Management

Investment Philosophy & Process

The Constellation Pitcairn Tax-Exempt Bond Fund (the “Fund”) is managed with a focus on providing income exempt from Federal income taxes; ensuring total returns consistent with moderate risk of capital; and maintaining adequate liquidity. The Fund invests in a broad range of investment grade municipal fixed-income securities across the full maturity spectrum. Additional value may be gained by anticipating changing credit conditions and identifying unique anomalies offered by the market.

Fund Performance & Positioning

The total return of the Fund was 3.59% for the fiscal year ended September 30, 2006. The total return of the Lehman Municipal Bond Index was 4.46% for the same period.

During the fiscal year, yields rose and the yield curve flattened as did the bond market in general. The overall trend was uneven, however, as rates rose steadily for the first portion of the fiscal year and then declined in the last fiscal quarter.

The Fund generally reflected the market in terms of its response to changes in the level and shape of the yield curve. Over the last twelve months, state and local revenues have swelled as the economy has improved and tax collections have risen. This has buoyed the returns of certain issuers that had faced budget problems in recent years. In addition, lower-quality sectors have performed well. The Fund’s underexposure to these sectors muted Fund returns.

The Fund’s portfolio is characterized by a solid average credit rating of AAA/Aaa and bears a premium yield in comparison to the benchmark.

30	|	Constellation Funds Group 2006 Annual Report

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Investment Review	(unaudited)

Constellation Pitcairn Tax-Exempt Bond Fund

Sector Weightings†

13.0% Higher Education
11.9% School District
11.2% General Obligations
10.9% Medical
9.5% Utilities
8.2% Transportation
7.8% General Revenue
7.7% Water
4.1% Facilities
4.1% Power
3.1% Education
2.5% Cash Equivalents
2.5% Development
1.3% Pollution Control
1.3% Single Family Housing
0.9% Multi-Family Housing

† Percentages based on total investments.

Growth of $10,000 Investment in the Fund

      September 30, 1996 – September 30, 2006**

Annualized Total Returns**
Periods ended September 30, 2006
Past 1 year	Past 3 year	Past 5 year	Past 10 year	Since inception
3.59%	3.32%	4.46%	5.14%***	5.71%***

  ** These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than its original cost. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. The inception date of the Constellation Pitcairn Tax-Exempt Bond Fund was August 31, 1988.

  *** For periods prior to August 11, 2000, when the Fund began operating, the performance data quoted represents past performance of the Sub-Advisor’s similarly managed common trust fund, adjusted to reflect fees and expenses expected to have been borne by the Fund. The common trust fund was not a registered mutual fund, and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance. The common trust fund changed its investment strategy in January 1997.

Constellation Funds Group 2006 Annual Report	|	31

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Investment Review	(unaudited)

Constellation Sands Capital Select Growth Fund
Sub-advised by Sands Capital Management, LLC

Investment Philosophy & Process

The managers’ basic investment philosophy is that of a growth investor. Sands Capital Management, LLC (“Sands Capital”) believes that the “secret to common stock price appreciation is sustained above average growth of earnings” and the investment process applied to the Constellation Sands Capital Select Growth Fund (the “Fund”) is consistent with that belief. To execute on that philosophy, the Fund invests in 25 to 30 companies that are believed to have long-term potential to significantly outperform the Russell 1000 Growth Index. The portfolio management team at Sands Capital finds that companies meeting its investment criteria are generally high-quality seasoned and growing businesses, spread across an array of attractive and growing industries.

Fund Performance & Positioning

The total return of the Fund’s Class I Shares was -2.69% for the fiscal year ended September 30, 2006. The total return of the Russell 1000 Growth Index was 6.04% for the same period.

This fiscal year provided an example of how, over the short run, there can be a substantial disconnect between business performance and stock performance. Our experience in almost twenty years since we began managing clients’ portfolios tells us that dislocations between stock performance and business results are not sustainable. As always, we look beyond short-term stock price movement and remain focused on a company’s fundamental ability to generate above average earnings growth over the long run.

The Fund’s underperformance was attributable to security selection and style factor exposure. Stock selection was the primary source of relative underperformance during the period. Overweight positions relative to the benchmark in eBay, Apollo Group, Yahoo!, and Qualcomm were among the most significant detractors from relative performance. With few exceptions, companies with above-average growth rates and above-average P/E multiples have lagged broad market indices. Style factors were also a significant detractor from relative performance, as large cap growth lagged value, international, and small cap disciplines.

While investment results over the short term have been disappointing on a relative basis, the business results for companies in the Fund were very good. Through the third quarter of 2006, on a weighted-average basis, revenues of companies in the portfolio grew 35% and earnings grew 42% from the same point last year. We continue to believe that over any reasonable time horizon, investors will be rewarded for their ownership stakes.

During the year we sold Amgen, Bed, Bath and Beyond, Capital One Financial and Dell as we believed they were no longer appropriate businesses for the Fund to own. We also sold Medtronic as we no longer projected the company to meet our growth expectations. We see superior growth and investment opportunities in other existing holdings, such as Intuitive Surgical, Varian Medical Systems and Allergan, and increased the weightings of these three companies during the third quarter. During the same period, we purchased America Movil, Apple Computer, Intercontinental Exchange and Schlumberger.

The Fund remains focused on high-quality, leading companies in growing business spaces that are well positioned to deliver above average growth in earnings over the long term. The Fund will continue to invest in these types of business enterprises as long as the companies continue to meet specific investment criteria and perform well as businesses.

32	|	Constellation Funds Group 2006 Annual Report

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Investment Review	(unaudited)

Constellation Sands Capital Select Growth Fund

Sector Weightings†

† Percentages are based on total investments.
†† Cash equivalents include a short-term investment held as collateral for loaned securities (see Note 9 in the Notes to Financial Statements).

Growth of $10,000 Investment in the Fund

August 31, 2000 – September 30, 2006**

Annualized Total Returns** Periods ended September 30, 2006
	Past 1 year	Past 3 years	Past 5 years	Since inception

Class I	(2.69%)	8.87***	8.60***	(4.37%)***
Class II	(2.95%)	8.72	8.52	(4.43%)

**These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than its original cost. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. The inception date of the Constellation Sands Capital Select Growth Fund was August 11, 2000.

***Class I Shares were offered beginning August 27, 2004. Class I Shares performance for the periods prior to August 27, 2004 reflects performance of the Class II Shares. The performance of the Class I Shares has not been adjusted for the differences in fees between classes.

Constellation Funds Group 2006 Annual Report	|	33

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Investment Review	(unaudited)

Constellation TIP Mid Cap Fund
Sub-advised by Turner Investment Partners, Inc.

Investment Philosophy & Process

The Constellation TIP Mid Cap Fund (the “Fund”) seeks long-term capital appreciation by primarily investing in stocks of medium capitalization companies. It emphasizes companies operating in a broad range of industries based on a fundamental analysis of each company with consideration to such characteristics as price to cash flow, price to earnings and price to book value ratios. Turner Investment Partners, Inc. looks for companies with quality management teams, strong fundamentals, well-positioned balanced sheets and distinctive product opportunities that may be positioned to generate and sustain long-term growth.

Fund Performance & Positioning

The total return of the Fund’s Class I Shares was 7.10% for the fiscal year ended September 30, 2006. The total return of the Russell Midcap Index was 9.57% for the same period.

Several factors contributed to the Fund’s underperformance. This year, an atypical market environment, led by cyclical sectors, allowed traditional value stocks to act more like growth stocks. The resulting population from which to choose value stocks has decreased significantly because of the run-up in prices and earnings.

The market environment over the past year has been driven by earnings momentum. In this type of environment, a company had to meet or exceed four different metrics: earnings, sales, future guidance on earnings, and future guidance on sales. There were many instances where we owned a company that met or exceeded three of these four numbers, but if they missed on one of them, the stock stumbled. Stock selection was another factor that resulted in the Fund’s underperformance for the year. While strong gains were experienced in stocks such as Allegheny Technologies, Akamai Technologies and SL Green Realty, they were offset by losses in Jarden, Refco, and Hansen Natural.

During the last year, we have identified more opportunities using our earnings model, which has resulted in the Fund having a slight growth tilt. We are currently increasing our exposure in the Technology and Consumer Discretionary sectors. Technology stocks are trading at reasonable valuations right now and we feel Technology could be a sector that leads the market in the coming months. We also believe Consumer Discretionary stocks could benefit from consumers feeling more confident from falling energy prices, stable interest rates, and security in their jobs. We have trimmed our position in the Energy sector due to the run-up in prices over the last few years. All of these portfolio changes are made within the context of our investment discipline. We do not make top-down decisions or sector bets. Investment decisions are based on fundamental research on a company-by-company basis.

At the close of the period, the Fund is one that is well diversified by security, sector and style. Our security and sector weights alleviate the risk that the Fund will not be invested in the sectors that happen to be in favor at any given time. We are also well-diversified with both growth and value stocks as this diversification helps mute the risk of volatility of returns.

Our fundamental research is focused on identifying companies with undervalued assets or strong prospective earnings power. With that in mind, we currently favor shares of companies in the Wireless, Security, Energy, Construction, Retailing, Software and Financial Investment industries. At the sector level, the Fund is overweight the Producer Durables, Materials and Health Care sectors.

34	|	Constellation Funds Group 2006 Annual Report

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Investment Review	(unaudited)

Constellation TIP Mid Cap Fund

Sector Weightings†

†	Percentages based on total investments.

Growth of $10,000 Investment in the Fund

December 31, 2002 – September 30, 2006**

Annualized Total Returns** Periods ended September 30, 2006
	Past 1 year	Past 3 years	Since inception

Class I	7.10%	20.08%	22.95%
Class II	6.82%***	19.78%***	22.65%***

**These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than its original cost. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. The inception date of the Constellation TIP Mid Cap Fund was January 2, 2003.

***Class II Shares were offered beginning April 24, 2006. Class II Shares performance for the periods prior to April 24, 2006 reflects performance of the Class I Shares. The performance for Class II Shares has been adjusted for the differences in fees between classes.

Constellation Funds Group 2006 Annual Report	|	35

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Investment Review	(unaudited)

Constellation TIP Healthcare & Biotechnology Fund
Sub-advised by Turner Investment Partner, Inc.

Philosophy & Process

The Constellation TIP Healthcare & Biotechnology Fund (the “Fund”) invests primarily in common stocks of healthcare and biotechnology companies. Fund management pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and prices patterns. The philosophy that earnings expectations drive stock prices and the belief that long term performance can best be achieved by investing in companies with improving fundamentals and superior earnings dynamics is emphasized. A disciplined investment process that blends a proprietary quantitative model, rigorous fundamental research and technical analysis is employed.

Fund Performance & Positioning

The total return of the Fund was 1.37% for the fiscal year ended September 30, 2006. The total return of the S&P 500 Healthcare Index was 7.54% for the same period.

Market conditions were unfavorable for the sector, which was a factor in the Fund’s underperformance. Companies in the Health Care sector have been producing double-digit revenue gains, but stock market returns for the Health Care sector have been constrained by investors’ concerns about large pharmaceutical companies. Investors have been avoiding Health Care stocks in general as this earnings momentum-driven market has favored more cyclical sectors like Materials, Producer Durables and Transportation.

Stock selection was another factor that contributed to our underperformance for the year. While we experienced strong gains in stocks such as Myogen, Gilead Sciences and Amylin Pharmaceuticals, they were offset by losses in ViroPharma, Cephalon, and Encysive Pharmaceuticals.

We are currently increasing the Fund’s exposure in the Pharmaceuticals and Biotechnology industries. We believe that many of the headwinds facing large Pharmaceutical companies are beginning to subside. Additionally, Biotechnology stocks are attractive because of their high earnings growth rates. We are decreasing exposure to companies in the Medical Specialties industry mainly because we have been identifying more attractive alternatives in other industries. All of these changes to the portfolio are made within the context of our investment discipline.

The Fund’s portfolio is well diversified by security and industry. We continue to hold companies that provide Health Care related products and services such as medical devices, drugs, information services and biotechnology-related services. We look for these companies to possess improving fundamentals and superior earnings dynamics. As a result of looking for companies that possess these characteristics, the portfolio is overweight relative to the benchmark in the Biotechnology and Medical & Dental Instruments & Supplies industries. The Pharmaceuticals industry is the largest absolute weighting in the Fund, but is also the largest underweight relative to the S&P 500 Healthcare Index.

As always, the Fund invests in stocks that we believe have the strongest return potential. Although the Fund trailed its benchmark for the period, we are confident that our investment process and philosophy will continue to deliver strong returns over the long term. We remain focused on discovering investment opportunities through extensive fundamental research, seeking to identify strongly differentiated firms with a competitive advantage. Reflecting the possibility that large-cap investing may continue to enjoy strong relative performance, the Fund has been gradually increasing its exposure in large-capitalization issues, and will continue to do so in the near term.

36	|	Constellation Funds Group 2006 Annual Report

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Investment Review	(unaudited)

Constellation TIP Healthcare & Biotechnology Fund

Sector Weightings†

†	Percentages are based on total investments.
††	Cash equivalents include a short-term investment held as collateral for loaned securities (see Note 9 in the Notes to Financial Statements).

Growth of $10,000 Investment in the Fund

February 28, 2001 - September 30, 2006**

Annualized Total Returns**
Periods ended September 30, 2006

Past 1	Past 3	Past 5	Since
year	years	years	inception

1.37%	11.24%	8.77%	9.94%

**These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than its original cost. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. The inception date of the Constellation TIP Healthcare & Biotechnology Fund was February 28, 2001.

Constellation Funds Group 2006 Annual Report	|	37

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Investment Review	(unaudited)

Constellation International Equity Fund
Sub-advised by AXA Rosenberg Investment Management LLC

Investment Philosophy & Process

The Constellation International Equity Fund (the “Fund”) seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. companies located in a broad array of countries. The Fund’s investment approach is designed to identify attractively priced companies that are believed to have superior future earnings potential. Focus is placed on evaluating the financial characteristics of individual stocks and a company’s fundamental data rather than forecasting the trends in markets, investment styles or selectors. Its stock selection process is driven by proprietary technology designed to analyze the fundamentals of more than 19,000 securities and to evaluate the relative attractiveness of stocks in its universe. AXA Rosenberg Investment Management LLC was named sub-advisor to the Fund on January 19, 2006.

Fund Performance & Positioning

The total return of the Fund was 17.42% for the fiscal year ended September 30, 2006. The total return of the S&P/Citigroup Broad Market Index/World ex-U.S. Composite Index was 19.71% for the same period.

Underperformance was due to the Fund’s industry allocation relative to the benchmark. Performance from the investment style biases was positive, and individual stock selection had neutral results. Because all of our analysis is bottom-up, portfolio positioning at the industry, sector, or style level is truly a function of the aggregation of individual stock ideas. For example, the consistent overweight to the Basic Minerals and Metals industry has come from the fact that-regardless of sector rotation trend-we still see opportunities to buy future earnings cheaply from this segment of the market.

The period was marked by strong sector rotation. The Fund was overweight several Energy companies at this time, which ultimately dampened returns. Overweight positions in Construction/Homebuilding and Construction Materials contributed to returns, but underweight positions in Real Estate Developers and REITs offset much of the gains. An overweight in Basic Minerals and Metals combined with strong stock selection proved to be the largest contributor to active return for the period.

In a market environment such as this, we often find that the link between company earnings and stock price becomes weak. But as the market settles down, we expect that investors will reestablish this link and that the Fund will recover any ground lost. The basic style characteristics of the Fund are nearly identical now to where they were when we began managing the Fund. The Fund exhibits healthier financial ratios than the benchmark, which fits with our strategy to buy fundamental quality at a discount. We also see a great deal of similarity between the Fund and the benchmark when it comes to return on equity and earnings growth, reflecting our commitment to companies with strong growth profiles. Across time and across each market we study, there has been a premium associated with stocks that have superior forward earnings yields. Though it seems that, in recent months, there may be a disconnect between prices and earnings, we are confident that this advantage will lead to strong alpha for the portfolio over the long run as investors ultimately must reconcile earnings prospects with the price paid to participate in those earnings.

38	|	Constellation Funds Group 2006 Annual Report

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Investment Review	(unaudited)

Constellation International Equity Fund

Sector Weightings†

†	Percentages are based on total investments.

Growth of $10,000 Investment in the Fund

September 30, 1996 – September 30, 2006**

Annualized Total Returns**
Periods ended September 30, 2006

Past 1	Past 3	Past 5	Past 10	Since
year	years	years	years	inception

17.42%	20.09%	12.13%	3.83%***	5.86%***

** These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than its original cost. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. The inception date of the Constellation International Equity Fund was May 31, 1993.

***For periods prior to August 4, 2000, when the Fund began operating, the performance data quoted represents past performance of a similarly managed common trust fund advised by Pitcairn Trust Company, adjusted to reflect fees and expenses expected to be borne by the Fund. The common trust fund was not a registered mutual fund, and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance. The common trust fund changed its investment strategy in April 1999.

#At the time of the sub-advisor change, the Fund’s benchmark was changed from the MSCI All County World ex-U.S. Index to the S&P/Citigroup Broad Market Index/World ex-U.S. Composite Index. The Fund’s investment strategy as employed by AXA Rosenberg is best measured against this Index.

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Investment Review	(unaudited)

Constellation Small Cap Value Opportunities Fund
Sub-advised by Turner Investment Partners, Inc.
                       Diamond Hill Capital Management, Inc.

Investment Philosophy & Process

The Constellation Small Cap Value Opportunities Fund (the “Fund”) seeks long-term capital appreciation by primarily investing in common stocks of companies with small market capitalizations that are believed to have the potential for growth and that appear to be trading below their perceived value. It invests in securities of companies operating in a broad range of industries.

Fund Performance & Positioning

The total return of the Fund was 4.84% for the fiscal year ended September 30, 2006. The total return of the Russell 2000 Value Index was 14.01% for the same period.

Turner Investment Partners, Inc.

Several factors contributed to our portion of the Fund’s underperformance. This year, an atypical market environment, led by cyclical sectors, allowed traditional value stocks to act more like growth stocks. The resulting population from which to choose value stocks has decreased significantly because of the run-up in prices and earnings.

The market environment over the past year has been driven by earnings momentum. In this type of environment, a company had to meet or exceed four different metrics: earnings, sales, future guidance on earnings, and future guidance on sales. There were many instances where we owned a company that met or exceeded three of these four numbers, but if they missed on one of them, the stock stumbled. Stock selection was another factor that contributed to our underperformance for the year. While we experienced strong gains in stocks such as American Commercial Lines, Brightpoint, and Gerber Scientific, they were offset by losses in Tekelec, Market Axess Holdings, and Horizon Health.

During the last year, we have identified more opportunities using our earnings model, which has resulted in our portion of the Fund having a slight growth tilt. We are currently increasing exposure to the Technology and Consumer Discretionary sectors. Technology stocks are trading at reasonable valuations right now and we feel Technology could be a sector that leads the market in the coming months. We also believe Consumer Discretionary stocks could benefit from consumers feeling more confident from falling energy prices, stable interest rates, and security in their jobs. We have trimmed the position in the Energy sector due to the run-up in prices over the last few years.

We have a bottom-up perspective with regard to our research, and we continue to find stocks with healthy earnings growth that trade at reasonable valuations. As the economy slows, we believe that it is possible for valuations to rise in stocks of companies that can post above-market earnings growth.

Our fundamental research is focused on identifying companies with undervalued assets or strong prospective earnings power. With that in mind, we currently favor shares of companies in the Wireless, Security, Energy, Construction, Retailing, Software, and Financial Investment industries. At the sector level, the Portfolio is overweight the Producer Durables, Autos & Transportation and Health Care.

Diamond Hill Capital Management, Inc.

Diamond Hill Capital Management, Inc. commenced its role as a sub-advisor to the Fund on January 24, 2006 after a one-day transition handled by Russell on January 23rd. From January 24, 2006 through September 30, 2006, our portion of the Fund underperformed the benchmark due to a combination of sector exposure and security selection.

The largest factor in relative underperformance was the portfolio’s Energy holdings, which has been the largest sector overweight. Significant cash balances have also hampered performance in a rising market. In addition, we have had a few Materials holdings that have declined either as a result of company-specific factors (James River Coal and Bowater) or due to fears of a slowing economy (Century Aluminum).

Other individual decliners include Airtran Holdings, which announced it would slow capacity growth and has had high jet fuel prices hamper profitability. Belo, a newspaper and television station, has declined along with the rest of that industry over concerns of ad revenues migrating online. Finish Line, a mall-based athletic footwear and apparel retailer, also fell after reporting negative comparable store sales after a prolonged period of growth.

We use an intrinsic value approach that is price sensitive. Outside of Energy, we have had more difficulty finding small-cap stocks that are trading at dramatic discounts to our estimates of intrinsic value. Accordingly, we are positioned relatively defensively, as evidenced by the portfolio’s cash holdings. Despite the recent sell-off, our investment thesis in oil and natural gas commodities remains that there is a long-term imbalance in the supply-demand situation that is not fully reflected in stock prices, most likely due to skepticism regarding the persistence of the imbalance.

During the period, our portion of the Fund’s sector weighting remained relatively unchanged, with the exception of moderate weighting increases in the Utilities and Financial Services sectors as Utilities holdings appreciated and some Financial Services holdings were added due to their attractive valuations. Energy and Materials weightings declined during the period due to the drop in prices.

Our portfolio is relatively concentrated and leaning towards the value style. Energy companies have exhibited some of the highest year-over-year earnings growth the past three years (including estimates for this year), yet the stocks have performed poorly on a year-to-date basis after substantial outperformance in the preceding years. The market appears to be anticipating lower commodity prices with earnings following down—a prospect we believe that the probabilities do not favor. Our portfolio was overweight exposure to more economically sensitive sectors (Producer Durables and Materials), and underweight Health Care and Consumer Staples.

40	|	Constellation Funds Group 2006 Annual Report

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Investment Review	(unaudited)

Constellation Small Cap Value Opportunities Fund

Sector Weightings (unaudited)†

†	Percentages are based on total investments.
††	Cash equivalents include a short-term investment held as collateral for loaned securities (see Note 9 in the Notes to Financial Statements).

Growth of $10,000 Investment in the Fund

March 31, 2002 – September 30, 2006**

Annualized Total Returns**
Periods ended September 30, 2006

Past 1	Past 3	Since
year	years	inception
4.84%	19.02%	18.17%

**These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than its original cost. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. The inception date of the Constellation Small Cap Value Opportunities Fund was March 4, 2002.

Constellation Funds Group 2006 Annual Report	|	41

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Investment Review	(unaudited)

Constellation Strategic Value and High Income Fund
Advised by Touchstone Advisors, Inc.

Investment Philosophy & Process

The Constellation Strategic Value and High Income Fund (the “Fund”) is a “fund of funds” which means that it invests substantially all of its assets in shares of other funds. Generally, the Fund will invest its assets in three underlying Constellation Funds: the Constellation Clover Core Fixed Income Fund, the Constellation Small Cap Value Opportunities Fund and the Constellation Chartwell Ultra Short Duration Fixed Income Fund. The Fund periodically adjusts its asset allocation among these Funds in response to changing market and economic conditions. In addition, the Fund may, under certain circumstances, invest in other underlying funds within the Constellation Funds family.

Fund Performance & Positioning

The total return of the Fund was 4.03% for the fiscal year ended September 30, 2006. The total return of the 50/50 blend of the Russell 2000 Value Index and Merrill Lynch High Yield, Cash Pay Index was 11.06% and the total return of the S&P 500 Index was 10.79% for the same period.

As of September 30, 2006, the Fund had an allocation of 20% to the Constellation Clover Core Fixed Income Fund, 60% to the Constellation Small Cap Value Opportunities Fund and 20% to the Constellation Chartwell Ultra Short Duration Fixed Income Fund. The Fund eliminated its allocation to the Constellation Chartwell High Yield Fund as this Fund has been liquidated and closed and is no longer being offered for investment.

The Fund has been hurt by the yield lost due to the closure of the Constellation Chartwell High Yield Fund. Additionally, the Fund’s underperformce relative to the Russell 2000 Value Index was largely due to poor stock selection in the Energy, Materials and Technology sectors.

42	|	Constellation Funds Group 2006 Annual Report

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Investment Review	(unaudited)

Constellation Strategic Value and High Income Fund

Sector Weightings (unaudited)†

†	Percentages are based on total investments.

Growth of $10,000 Investment in the Fund

October 31, 2002 – September 30, 2006**

Annualized Total Returns**
Periods ended September 30, 2006

Past 1	Past 3	Since
year	years	inception
4.03%	11.30%	15.74%

**These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than its original cost. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. The inception date of the Constellation Strategic Value and High Income Fund was October 31, 2002.

Constellation Funds Group 2006 Annual Report	|	43

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Financial Statements

Statement of Net Assets
Constellation Clover Core Value Fund
September 30, 2006

	Shares	Value (000)

Common Stock (97.0%)

Consumer Discretionary (8.5%)

Comcast, Cl A (A)*	84,600	$3,117
JC Penney (A)	26,200	1,792
McDonald’s	41,100	1,608
Walt Disney (A)	64,900	2,006

		8,523

Consumer Staples (8.7%)

Altria Group	26,400	2,021
Constellation Brands, Cl A*	42,000	1,209
CVS	64,900	2,084
HJ Heinz	41,600	1,744
Procter & Gamble	27,200	1,686

		8,744

Energy (8.8%)

ConocoPhillips	14,875	886
Exxon Mobil	80,900	5,428
Noble Energy	27,000	1,231
Valero Energy	25,075	1,291

		8,836

Financials (38.7%)†

ACE	39,600	2,167
Bank of America	65,900	3,530
Bank of New York	47,600	1,678
Citigroup	80,500	3,999
Hartford Financial Services Group	34,100	2,958
Host Hotels & Resorts (A)	60,500	1,387
JPMorgan Chase (A)	56,100	2,635
Loews	84,900	3,218
Merrill Lynch	20,000	1,564
Morgan Stanley	23,700	1,728
Radian Group (A)	29,000	1,740
RenaissanceRe Holdings	34,900	1,941
Torchmark	39,200	2,474
US Bancorp	60,000	1,993
Wachovia (A)	46,000	2,567
Wells Fargo (A)	87,600	3,169

		38,748

Health Care (4.6%)

Pfizer	91,000	2,581
Sanofi-Aventis ADR (A)	44,600	1,983

		4,564

	Shares	Value (000)

Industrials (6.7%)

Deere	25,700	$2,157
General Electric	84,400	2,979
Republic Services	37,900	1,524

		6,660

Information Technology (6.2%)

Digital Insight*	46,525	1,364
eFunds*	55,900	1,352
Fairchild Semiconductor International (A)*	62,700	1,172
Hewlett Packard	29,300	1,075
RF Micro Devices (A)*	163,000	1,236

		6,199

Materials (3.2%)

Lubrizol	39,100	1,788
Syngenta ADR (A)	47,900	1,446

		3,234

Telecommunication Services (5.1%)

AT&T (A)	105,400	3,432
Verizon Communications	43,700	1,622

		5,054

Utilities (6.5%)

DPL	34,800	944
Duke Energy	47,100	1,422
Edison International	23,300	970
Exelon (A)	26,000	1,574
National Fuel Gas	42,500	1,545

		6,455

Total Common Stock
(Cost $86,328)		97,017

Short-Term Investment Held as
Collateral for Loaned Securities (25.2%)

BlackRock Institutional Money
Market Trust, 5.36% (B)	25,237,056	25,237

Total Short-Term Investment Held as Collateral for Loaned Securities (Cost $25,237)		25,237

The accompanying notes are an integral part of the financial statements.

44	|	Constellation Funds Group 2006 Annual Report

Financial Statements

Statement of Net Assets
Constellation Clover Core Value Fund
September 30, 2006

	Shares	Value (000)

Cash Equivalents (6.4%)

BlackRock TempCash Fund,
Institutional Shares, 5.21% (B)	5,030,731	$5,031
BlackRock TempFund,
Institutional Shares, 5.21% (B)	1,330,502	1,331

Total Cash Equivalents
(Cost $6,362)		6,362

Total Investments (128.6%)
(Cost $117,927)		128,616

Other assets and liabilities (-28.6%)

Obligation to return securities lending collateral		(25,237)
Payable for investment securities purchased		(3,403)
Payable due to Investment Advisor		(60)
Payable for capital shares redeemed		(16)
Payable due to Administrator		(12)
Income distribution payable		(6)
Other assets and liabilities, net		156

Total Other assets and liabilities		(28,578)

Net assets (100.0%)		$100,038

Net assets consist of:

Portfolio capital
(unlimited authorization – no par value)	$72,076
Distributions in excess of net investment income	(3)
Accumulated net realized gain on investments	17,276
Net unrealized appreciation on investments	10,689

Net assets	$100,038

Net asset value, offering and redemption
price per share–Class I Shares
($100,038,290 ÷ 5,297,161 shares)	$18.89

*	Non-income producing security.
†	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(A)	The security or a portion of this security was on loan at September 30, 2006. The total value of securities on loan at September 30, 2006 was $24,345,861.
(B)	The rate shown was the 7-day effective yield as of September 30, 2006.
ADR – American Depositary Receipt
Cl – Class

The accompanying notes are an integral part of the financial statements.

Constellation Funds Group 2006 Annual Report	|	45

Back to Contents

Financial Statements

Statement of Net Assets
Constellation Clover Small Cap Value Fund
September 30, 2006

		Value
	Shares	(000)

Common Stock (98.8%)

Consumer Discretionary (16.0%)

Aftermarket Technology*	56,675	$1,007
AnnTaylor Stores (A)*	22,425	939
Brown Shoe	58,625	2,101
Callaway Golf (A)	106,800	1,400
Childrens Place Retail Stores*	15,525	994
Dollar Tree Stores*	49,825	1,543
Domino’s Pizza	91,250	2,341
GameStop, Cl A*	21,675	1,003
Genesco*	57,600	1,985
Group 1 Automotive	27,475	1,371
Guess ? (A)*	25,475	1,236
Harris Interactive*	273,300	1,667
HOT Topic*	209,300	2,332
Kellwood	47,075	1,357
Lifetime Brands	58,700	1,087
Maidenform Brands*	87,300	1,685
Multimedia Games*	73,225	665
OfficeMax (A)	32,550	1,326
Pantry*	21,900	1,234
Phillips-Van Heusen	88,650	3,703
Rent-A-Center*	75,550	2,213
Steiner Leisure*	21,925	922
Tenneco*	61,200	1,431
Tween Brands*	49,775	1,872
Valuevision Media, Cl A*	126,875	1,470
Wolverine World Wide	95,300	2,698

		41,582

Consumer Staples (4.3%)

Andersons	18,375	627
Church & Dwight	40,975	1,602
Loews – Carolina Group	48,775	2,702
NBTY*	50,600	1,481
Performance Food Group*	71,875	2,019
Spartan Stores	70,450	1,191
TreeHouse Foods*	66,500	1,573

		11,195

Energy (2.7%)

Cabot Oil & Gas	41,325	1,981
Forest Oil*	51,525	1,628
SEACOR Holdings*	22,250	1,835
Whiting Petroleum (A)*	40,425	1,621

		7,065

		Value
	Shares	(000)

Financials (33.0%)†

Advanta, Cl B	76,125	$2,809
Affiliated Managers Group (A)*	18,825	1,885
AG Edwards	23,750	1,265
Annaly Capital Management	144,825	1,903
Capital Trust, Cl A	38,275	1,559
Cash America International	21,175	828
CBL & Associates Properties	33,800	1,417
Central Pacific Financial	59,525	2,177
City Holding	22,600	901
CNA Surety*	70,725	1,429
Delphi Financial Group, Cl A	47,025	1,875
East West Bancorp	34,225	1,356
FelCor Lodging Trust (A)	274,525	5,504
First Charter	50,650	1,219
First Midwest Bancorp	63,325	2,399
Flushing Financial	106,975	1,872
Fpic Insurance Group*	40,775	1,615
Fulton Financial	124,725	2,019
Greater Bay Bancorp	72,625	2,049
HCC Insurance Holdings	25,625	843
Home Properties	34,450	1,969
Independent Bank	57,650	1,875
Jackson Hewitt Tax Service	66,475	1,995
LTC Properties	60,825	1,475
MB Financial	25,150	927
MFA Mortgage Investments	220,000	1,639
Mid-America Apartment Communities	51,125	3,130
Navigators Group*	43,425	2,085
NorthStar Realty Finance*	131,725	1,673
Northwest Bancorp	66,050	1,684
PFF Bancorp	77,475	2,870
Potlatch	21,226	787
Prosperity Bancshares	66,425	2,261
Provident Bankshares	46,400	1,719
Provident Financial Services	117,250	2,170
Redwood Trust (A)	26,100	1,315
Safety Insurance Group	26,600	1,294
Selective Insurance Group	14,800	779
Sterling Bancshares	113,350	2,295
Sterling Financial	130	3,462
Tanger Factory Outlet Centers	54,625	1,946
TierOne	63,350	2,149
United America Indemnity, Cl A*	76,075	1,709
United Bankshares	42,750	1,591
United Community Banks	50,500	1,518
West Coast Bancorp	74,600	2,278

		85,519

The accompanying notes are an integral part of the financial statements.

46	|	Constellation Funds Group 2006 Annual Report

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Financial Statements

Statement of Net Assets
Constellation Clover Small Cap Value Fund
September 30, 2006

		Value
	Shares	(000)

Health Care (3.7%)

Air Methods	89,450	$2,111
LCA-Vision	39,800	1,644
Molina Healthcare*	45,700	1,616
Odyssey HealthCare*	81,150	1,151
PSS World Medical*	82,100	1,641
WellCare Health Plans*	23,400	1,325

		9,488

Industrials (13.9%)

Acuity Brands	37,400	1,698
AGCO*	50,950	1,292
Armor Holdings*	27,500	1,577
Continental Airlines, Cl B*	53,125	1,504
Dollar Thrifty Automotive Group*	53,350	2,378
EGL*	27,100	988
EMCOR Group*	33,375	1,830
Flowserve*	43,500	2,201
Freightcar America (A)	20,525	1,088
Gardner Denver*	40,275	1,332
Genlyte Group*	18,750	1,335
Granite Construction (A)	25,800	1,377
Greenbrier	31,550	915
HUB Group, Cl A*	58,125	1,324
Laidlaw International	65,325	1,785
Moog, Cl A*	24,700	856
Orbital Sciences*	70,325	1,320
Pacer International	42,925	1,192
Quanta Services (A)*	120,900	2,038
Saia*	64,275	2,095
Terex (A)*	23,775	1,075
URS*	29,775	1,158
Volt Information Sciences (A)*	25,350	901
Washington Group International*	20,800	1,224
WESCO International*	24,075	1,397

		35,880

Information Technology (14.7%)

Aeroflex*	184,800	1,900
Aspen Technology*	120,575	1,317
Atmel*	341,550	2,063
Avnet*	108,425	2,127
Brocade Communications Systems*	202,475	1,429
Carreker*	133,425	819
CommScope (A)*	54,475	1,790
CSG Systems International*	58,700	1,551
CTS	89,125	1,228
Cymer (A)*	26,775	1,176
Digital River*	28,825	1,474
Fairchild Semiconductor International (A)*	154,100	2,882
Ipass*	27,125	127
Itron (A)*	26,775	1,494
Macrovision*	49,425	1,171
MicroStrategy, Cl A (A)*	13,475	1,372
Nice Systems ADR*	75,700	2,095
Omnivision Technologies (A)*	38,350	547
Polycom*	77,125	1,892
		Value
	Shares	(000)

SAVVIS*	47,000	$1,340
Seachange International*	147,175	1,308
SonicWALL*	146,250	1,597
SPSS*	42,325	1,055
TTM Technologies*	103,925	1,216
Utstarcom*	166,000	1,472
Zoran*	105,575	1,698

		38,140

Materials (4.6%)

Commercial Metals	70,325	1,430
Graphic Packaging*	333,100	1,219
HB Fuller	95,550	2,239
Innospec	59,625	1,771
Myers Industries	94,375	1,604
OM Group*	61,900	2,720
Pioneer*	41,200	1,010

		11,993

Utilities (5.9%)

Avista (A)	132,100	3,128
Cleco	72,350	1,826
Nicor (A)	38,625	1,652
Oneok	49,875	1,885
Otter Tail	60,750	1,776
Reliant Energy (A)*	140,875	1,734
Sierra Pacific Resources*	105,050	1,506
UGI	72,700	1,778

		15,285

Total Common Stock
(Cost $227,226)		256,147

Short-Term Investment Held as
Collateral for Loaned Securities (12.0%)

BlackRock Institutional Money
Market Trust, 5.36% (B)	31,017,434	31,017

Total Short-Term Investment Held as Collateral for Loaned Securities (Cost $31,017)		31,017

Cash Equivalent (0.3%)

BlackRock TempCash Fund,
Institutional Shares, 5.21% (B)	854,214	854

Total Cash Equivalent
(Cost $854)		854

Total Investments (111.1%)
(Cost $259,097)		288,018

Other assets and liabilities (-11.1)%

Obligation to return securities lending collateral		(31,017)
Payable for investment securities purchased		(4,337)
Payable for capital shares redeemed		(394)
Payable due to Investment Advisor		(182)
Payable due to Administrator		(31)
Other assets and liabilities, net		7,222

Total Other assets and liabilities		(28,739)

Net assets (100.0%)		$259,279

The accompanying notes are an integral part of the financial statements.

Constellation Funds Group 2006 Annual Report	|	47

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Financial Statements

Statement of Net Assets
Constellation Clover Small Cap Value Fund
September 30, 2006

Value
(000)

Net assets consist of:

Portfolio capital
(unlimited authorization – no par value)	$158,009
Accumulated net realized gain on investments	72,349
Net unrealized appreciation on investments	28,921

Net assets	$259,279

Net asset value, offering and redemption
price per share – Class I Shares
($259,278,620 ÷ 10,328,659 shares)	$25.10

*	Non-income producing security.
†	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(A)	The security or a portion of this security was on loan at September 30, 2006. The total value of securities on loan at September 30, 2006 was $29,615,111.
(B)	The rate shown was the 7-day effective yield as of September 30, 2006.
ADR – American Depositary Receipt
Cl – Class

The accompanying notes are an integral part of the financial statements.

48	|	Constellation Funds Group 2006 Annual Report

Back to Contents

Financial Statements

Statement of Net Assets
Constellation Clover Core Fixed Income Fund
September 30, 2006

Face Amount		Value
	(000)	(000)

U.S. Government Mortgage-Backed Obligations (49.6%)

FHLMC ARM Pool #1Q0089 (A)
4.543%, 01/01/36	$374	$370
FHLMC CMO/REMIC
Ser 3100 PO (C)
5.310%, 01/15/36	827	624
FHLMC CMO/REMIC
Ser 3139, Cl YB
4.375%, 04/15/15	400	394
FHLMC Pool #C01844
4.500%, 04/01/34	583	546
FHLMC Pool #G08062
5.000%, 06/01/35	690	663
FHLMC Pool #G11570
5.000%, 04/01/19	357	352
FNMA CMO/REMIC
Ser 1994-17, Cl H
6.000%, 02/25/09	126	126
FNMA CMO/REMIC
Ser 2004-90, Cl GA
4.350%, 03/25/34	790	764
FNMA Pool #254759
4.500%, 06/01/18	1,188	1,150
FNMA Pool #255111
5.500%, 03/01/34	724	715
FNMA Pool #369214
5.000%, 04/01/09	22	22
FNMA Pool #535301
6.500%, 04/01/15	64	65
FNMA Pool #689022
5.000%, 05/01/33	838	808
FNMA Pool #694431
5.000%, 03/01/18	505	497
FNMA Pool #738783
7.000%, 02/01/25	475	490
FNMA Pool #835760
4.500%, 09/01/35	735	687
GNMA CMO/REMIC
Ser 2004-59, Cl DA
5.000%, 06/16/34	146	144
GNMA Pool #196477
10.000%, 04/15/10	7	8
GNMA Pool #202886
8.000%, 03/15/17	20	21
GNMA Pool #221235
8.500%, 07/15/17	6	6
GNMA Pool #331786
8.000%, 08/15/22	16	17
GNMA Pool #376400
6.500%, 02/15/24	90	92
GNMA Pool #439478
7.000%, 01/15/27	73	76
GNMA Pool #457921
5.500%, 12/15/28	173	172
GNMA Pool #462622
6.500%, 03/15/28	116	119
Face Amount		Value
	(000)	(000)

GNMA Pool #533974
6.500%, 05/15/32	$59	$61
GNMA Pool #553328
4.500%, 07/15/18	518	502
GNMA Pool #570400
6.500%, 09/15/31	137	141
GNMA Pool #604616
4.500%, 09/15/18	570	553
GNMA Pool #781029
6.500%, 05/15/29	39	40
GNMA Pool #781096
6.500%, 12/15/28	187	193
GNMA Pool #781231
7.000%, 12/15/30	91	94
GNMA Pool #781276
6.500%, 04/15/31	147	151
GNMA Pool #781328
7.000%, 09/15/31	88	91

Total U.S. Government
Mortgage-Backed Obligations
(Cost $10,904)		10,754

Corporate Bonds (23.4%)

Consumer Discretionary (2.4%)

Comcast Cable Communication
6.875%, 06/15/09	500	520

Consumer Staples (1.8%)

Conagra Foods
7.875%, 09/15/10	367	399

Energy (2.4%)

XTO Energy
7.500%, 04/15/12	475	518

Financials (5.9%)

Lehman Brothers Holdings, MTN (A)
8.000%, 09/05/16	650	649
Marsh & McClennan
7.125%, 06/15/09	600	623

		1,272

Industrials (4.9%)

OM Group
9.250%, 12/15/11	400	416
Toyota Motor Credit, MTN (A)
8.000%, 09/01/16	650	653

		1,069

The accompanying notes are an integral part of the financial statements.

Constellation Funds Group 2006 Annual Report	|	49

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Financial Statements

Statement of Net Assets
Constellation Clover Core Fixed Income Fund
September 30, 2006

	Face Amount	Value
	(000)	(000)

Utilities (6.0%)

AES
9.375%, 09/15/10	$350	$378
Consolidated Natural Gas, Ser C
6.250%, 11/01/11	415	427
Scana, MTN, Ser B
5.810%, 10/23/08	500	504

		1,309

Total Corporate Bonds
(Cost $5,117)		5,087

U.S. Treasury Obligations (11.5%)

U.S. Treasury Bonds (10.2%)

4.500%, 02/15/16 (B)	800	792
7.500%, 11/15/16	200	245
6.250%, 08/15/23	1,000	1,161

		2,198

U.S. Treasury Note (1.3%)

4.000%, 02/15/15	300	287

Total U.S. Treasury Obligations
(Cost $2,478)		2,485

Asset-Backed Securities (8.7%)

CS First Boston Mortgage Securities,
Ser 2005-C5, Cl A3 (A)
5.100%, 08/15/38	500	493
Countrywide Alternative Loan Trust,
Ser 2005-J13, Cl 2A8
5.500%, 11/25/35	300	290
Merrill Lynch Mortgage Investors,
Ser 1998-C1, Cl A3 (A)
6.720%, 11/15/26	500	538
Wachovia Bank Commercial Mortgage
Trust, Ser 2003-C5, Cl B
4.107%, 06/15/35	600	559

Total Asset-Backed Securities
Cost $1,906)		1,880

U.S. Government Agency Obligation (3.8%)

TVA
5.880%, 04/01/36	750	830

Total U.S. Government Agency Obligation
(Cost $872)		830

Municipal Bond (1.8%)

Virginia (1.8%)

State Housing Authority RB,
Taxable Rental, Ser C
5.000%, 05/01/13	400	394

Total Municipal Bond
Cost $405)		394

	Face Amount	Value
	(000)/Shares	(000)

Convertible Bond (0.1%)

Quebecor World, CV to 30.5880 Shares
6.000%, 10/01/07	$13	$13

Total Convertible Bond
(Cost $13)		13

Short-Term Investment Held as Collateral for
Loaned Securities (1.4%)

BlackRock Institutional Money Market Trust , 5.36% (D)	305,625	306

Total Short-Term Investment Held as
Collateral for Loaned Securities
(Cost $306)		306

Total Investments (100.3%)
(Cost $22,001)		21,749

Other assets and liabilities (-0.3%)

Obligation to return securities lending collateral		(306)
Bank overdraft		(121)
Payable due to Investment Advisor		(8)
Payable for capital shares redeemed		(4)
Income distribution payable		(3)
Payable due to Administrator		(3)
Other assets and liabilities, net		385

Total Other assets and liabilities		(60)

Net assets (100.0%)		$21,689

Net assets consist of:

Portfolio capital
(unlimited authorization – no par value)		$22,176
Accumulated net realized loss on investments		(235)
Net unrealized depreciation on investments		(252)

Net assets		$21,689

Net asset value, offering and redemption
price per share–Class I Shares
($21,689,289 ÷ 2,263,052 shares)		$9.58

The accompanying notes are an integral part of the financial statements.

50	|	Constellation Funds Group 2006 Annual Report

Back to Contents

Financial Statements

Statement of Net Assets
Constellation Clover Core Fixed Income Fund
September 30, 2006

(A)	Variable rate security – the rate reflected on the Statement of Net Assets was the rate in effect on September 30, 2006.
(B)	The security or a portion of this security was on loan at September 30, 2006. The total value of securities on loan at September 30, 2006 was $296,988.
(C)	Zero coupon security – The rate reported was the effective yield at the time of purchase.
(D)	The rate shown was the 7-day effective yield as of September 30, 2006.
ARM – Adjustable Rate Mortgage
Cl – Class
CMO – Collateralized Mortgage Obligation
CV – Convertible Security
 FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
PO – Principal Only Security
MTN – Medium Term Note
RB – Revenue Bond
REMIC – Real Estate Mortgage Investment Conduit
Ser – Series
TVA – Tennessee Valley Authority

The accompanying notes are an integral part of the financial statements.

Constellation Funds Group 2006 Annual Report	|	51

Back to Contents

Financial Statements

Statement of Net Assets
Constellation Chartwell Ultra Short Duration Fixed Income Fund
September 30, 2006

	Face Amount (000)	Value (000)

U.S. Government Mortgage-Backed Obligations (76.6%)

FHLMC CMO/REMIC
Ser 1377, Cl F (A)
5.875%, 09/15/07	$55	$55
FHLMC CMO/REMIC
Ser 1544, Cl L (A)
4.880%, 07/15/08	59	59
FHLMC CMO/REMIC
Ser 2440, Cl OG
6.500%, 12/15/30	287	287
FHLMC CMO/REMIC
Ser 2520, Cl BD
5.250%, 10/15/31	1,003	998
FHLMC CMO/REMIC
Ser 2537, Cl LA
4.250%, 05/15/30	610	604
FHLMC CMO/REMIC
Ser 2571, Cl FN (A)
5.980%, 08/15/32	8,240	8,381
FHLMC CMO/REMIC
Ser 2575, Cl LM
4.500%, 05/15/32	1,572	1,537
FHLMC CMO/REMIC
Ser 2586, Cl WA
4.000%, 12/15/32	2,443	2,344
FHLMC CMO/REMIC
Ser 2590, Cl UL
3.750%, 03/15/32	1,559	1,494
FHLMC CMO/REMIC
Ser 2594, Cl YA
4.000%, 04/15/23	2,033	1,958
FHLMC CMO/REMIC
Ser 2640, Cl OT
2.000%, 04/15/22	2,023	1,972
FHLMC CMO/REMIC
Ser 2649, Cl PJ
3.500%, 06/15/33	1,832	1,765
FHLMC CMO/REMIC
Ser 2684, Cl GN
3.250%, 05/15/23	1,914	1,880
FHLMC CMO/REMIC
Ser 2715, Cl QB
3.500%, 09/15/22	937	924
FHLMC CMO/REMIC
Ser 2744, Cl JX
3.500%, 01/15/23	2,669	2,617
FHLMC CMO/REMIC
Ser 2750, Cl FG (A)
5.730%, 02/15/34	4,010	4,034
FHLMC CMO/REMIC
Ser 2770, Cl FH (A)
5.730%, 03/15/34	4,051	4,085
FHLMC CMO/REMIC
Ser 2886, Cl BF (A)
5.830%, 11/15/34	2,076	2,083
	Face Amount (000)	Value (000)

FHLMC CMO/REMIC
Ser 2894, Cl FB (A)
5.930%, 11/15/34	$685	$682
FHLMC CMO/REMIC
Ser 2921, Cl JF (A)
5.830%, 01/15/35	4,391	4,412
FHLMC CMO/REMIC
Ser 2925, Cl CF (A)
5.830%, 01/15/35	368	367
FHLMC CMO/REMIC
Ser 3033, Cl BY (A)
7.000%, 09/15/35	1,491	1,460
FHLMC CMO/REMIC
Ser 3092, Cl TA
7.250%, 11/15/35	4,382	4,446
FHLMC CMO/REMIC
Ser 3137, Cl PJ
5.125%, 12/15/13	4,978	4,900
FHLMC CMO/REMIC
Ser 3157, Cl TB (A)
7.800%, 01/15/35	5,000	5,154
FHLMC CMO/REMIC
Ser 3177, Cl SW (A)
7.650%, 06/15/35	6,578	6,561
FHLMC CMO/REMIC
Ser 3025, Cl FC (A)
7.000%, 08/15/35	2,726	2,752
FHLMC Pool #184967
7.750%, 08/01/08	9	9
FHLMC Pool #B15413
8.000%, 03/01/11	402	415
FHLMC Pool #E00746
7.000%, 09/01/14	1,380	1,417
FHLMC Pool #E64944
7.000%, 07/01/11	197	201
FHLMC Pool #G11072
7.500%, 12/01/15	562	585
FHLMC Pool #M90686
5.500%, 12/01/06	95	94
FNMA CMO/REMIC
Ser 2002-67, Cl AM
5.000%, 11/25/15	1,813	1,802
FNMA CMO/REMIC
Ser 2002-87, Cl PY
3.920%, 09/25/27	1,339	1,319
FNMA CMO/REMIC
Ser 2003-119, Cl PU
4.000%, 11/25/33	2,197	2,135
FNMA CMO/REMIC
Ser 2003-19, Cl ME
4.000%, 01/25/33	949	906
FNMA CMO/REMIC
Ser 2003-33, Cl AM
4.250%, 05/25/33	1,025	989

The accompanying notes are an integral part of the financial statements.

52	|	Constellation Funds Group 2006 Annual Report

Back to Contents

Financial Statements

Statement of Net Assets
Constellation Chartwell Ultra Short Duration Fixed Income Fund
September 30, 2006

	Face Amount (000)	Value (000)

FNMA CMO/REMIC
Ser 2003-33, Cl AU
4.000%, 03/25/33	$1,561	$1,487
FNMA CMO/REMIC
Ser 2003-34, Cl AD
4.000%, 01/25/32	1,283	1,247
FNMA CMO/REMIC
Ser 2003-34, Cl FX (A)
6.630%, 05/25/33	6	6
FNMA CMO/REMIC
Ser 2003-61, Cl FK (A)
6.830%, 08/25/33	10,868	11,508
FNMA CMO/REMIC
Ser 2003-69, Cl NF (A)
6.830%, 07/25/33	3,844	3,876
FNMA CMO/REMIC
Ser 2003-76, Cl FB (A)
5.780%, 08/25/33	3,040	3,056
FNMA CMO/REMIC
Ser 2003-81, Cl FE (A)
5.830%, 09/25/33	5,419	5,476
FNMA CMO/REMIC
Ser 2004-96, Cl LF (A)
6.330%, 12/25/34	3,271	3,267
FNMA CMO/REMIC
Ser 2005-108, Cl GU
5.750%, 07/25/35	1,650	1,640
FNMA CMO/REMIC
Ser 2005-16, Cl FW (A)
6.230%, 01/25/35	3,113	3,095
FNMA CMO/REMIC
Ser 2005-93, Cl XT (A)
7.000%, 10/25/35	3,563	3,519
FNMA CMO/REMIC
Ser 2006-14, Cl DT (A)
7.000%, 03/25/36	6,234	6,157
FHLMC CMO/REMIC
Ser 3038, Cl TA
6.700%, 09/15/35	840	828
FNMA Pool #190054
7.000%, 10/01/13	344	350
FNMA Pool #190658
7.000%, 02/01/09	756	762
FNMA Pool #253472
7.500%, 09/01/10	184	189
FNMA Pool #519992
7.000%, 10/01/14	199	205
FNMA Pool #534851
7.500%, 04/01/15	330	343
FNMA Pool #535219
7.500%, 03/01/15	241	250
FNMA Pool #535635
8.500%, 06/01/12	301	304
FNMA Pool #555646
7.500%, 09/01/16	1,234	1,282
	Face Amount (000)	Value (000)

FNMA Pool #704214
7.500%, 12/01/27	$1,221	$1,268
GNMA ARM Pool #8103 (A)
5.625%, 02/20/16	50	51
GNMA ARM Pool #8287 (A)
5.125%, 11/20/17	49	49
GNMA ARM Pool #8297 (A)
5.125%, 12/20/17	75	75
GNMA ARM Pool #8321 (A)
5.625%, 02/20/18	190	190
GNMA ARM Pool #8333 (A)
5.625%, 03/20/18	131	131
GNMA ARM Pool #8345 (A)
5.875%, 04/20/18	80	80
GNMA ARM Pool #8366 (A)
5.375%, 06/20/18	90	91
GNMA ARM Pool #8404 (A)
4.750%, 09/20/18	5	5
GNMA ARM Pool #8405 (A)
5.000%, 09/20/18	39	40
GNMA ARM Pool #8462 (A)
5.375%, 02/20/19	9	9
GNMA ARM Pool #8489 (A)
5.875%, 04/20/19	59	59
GNMA CMO/REMIC
Ser 2003-34, Cl PM
4.000%, 04/20/33	4,506	4,381

Total U.S. Government
Mortgage-Backed Obligations
(Cost $132,199)		132,959

U.S. Government Agency Obligations (10.2%)

FHLB (A)
6.474%, 05/19/10	10,000	9,757
4.750%, 09/29/14	3,000	2,956
4.470%, 02/22/07	5,000	4,991

Total U.S. Government Agency Obligations (Cost $17,999)		17,704

Repurchase Agreement (13.8%)

PNC Capital Markets,
5.02% dated 09/29/06, to be
repurchased on 10/02/06,
repurchase price $24,017,043
(collateralized by a U.S.
Government obligation, par value
$20,500,000, 6.25%,
05/15/29, total market
value $24,010,625) (B)	24,007	24,007

Total Repurchase Agreement (Cost $24,007)		24,007

The accompanying notes are an integral part of the financial statements.

Constellation Funds Group 2006 Annual Report	|	53

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Financial Statements

Statement of Net Assets
Constellation Chartwell Ultra Short Duration Fixed Income Fund
September 30, 2006

	Shares	Value
		(000)

Cash Equivalent (0.0%)

BlackRock TempCash Fund,
Institutional Shares, 5.21% (C)	810	$1

Total Cash Equivalent
(Cost $1)		1

Total Investments (100.6%)
(Cost $174,206)		174,671

Other assets and liabilities (-0.6)%

Payable for investment securities purchased		(836)
Payable for capital shares redeemed		(527)
Payable due to Investment Advisor		(36)
Income distribution payable		(22)
Payable due to Administrator		(21)
Other assets and liabilities, net		487

Total Other assets and liabilities		(955)

Net assets (100.0%)		$173,716

Net assets consist of:

Portfolio capital
(unlimited authorization – no par value)		$180,705
Accumulated net realized loss on investments		(7,454)
Net unrealized appreciation on investments		465

Net assets		$173,716

Net asset value, offering and redemption price per share–Class I Shares
($173,716,231 ÷ 17,271,940 shares)		$10.06

(A)	Variable rate security – the rate reflected on the Statement of Net Assets was the rate in effect on September 30, 2006.
(B)	Tri-Party Repurchase Agreement
(C)	The rate shown was the 7-day effective yield as of September 30, 2006.

ARM – Adjustable Rate Mortgage Cl – Class
CMO – Collateralized Mortgage Obligation
FHLB – Federal Home Loan Bank
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
REMIC – Real Estate Mortgage Investment Conduit
Ser – Series

The accompanying notes are an integral part of the financial statements.

54	|	Constellation Funds Group 2006 Annual Report

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Financial Statements

Statement of Net Assets
Constellation Chartwell Short Duration Fixed Income Fund
September 30, 2006

	Face Amount	Value
	(000)	(000)

U.S. Government Mortgage-Backed Obligations (77.5%)

FHLMC CMO/REMIC
Ser 1538, Cl J
6.500%, 06/15/08	$111	$111
FHLMC CMO/REMIC
Ser 2509, Cl EA
4.000%, 12/15/12	487	485
FHLMC CMO/REMIC
Ser 2510, Cl TA
4.000%, 06/15/32	898	861
FHLMC CMO/REMIC
Ser 2515, Cl ED
5.000%, 03/15/17	1,903	1,889
FHLMC CMO/REMIC
Ser 2537, Cl LA
4.250%, 05/15/30	603	598
FHLMC CMO/REMIC
Ser 2543, Cl YJ
4.500%, 03/15/32	1,658	1,612
FHLMC CMO/REMIC
Ser 2566, Cl LM
4.500%, 04/15/32	1,149	1,119
FHLMC CMO/REMIC
Ser 2575, Cl QP
4.500%, 11/15/31	1,269	1,245
FHLMC CMO/REMIC
Ser 2583, Cl ND
4.250%, 12/15/10	850	831
FHLMC CMO/REMIC
Ser 2590, Cl QY
3.750%, 04/15/28	1,037	991
FHLMC CMO/REMIC
Ser 2590, Cl UL
3.750%, 03/15/32	1,959	1,877
FHLMC CMO/REMIC
Ser 2596, Cl QE
4.000%, 03/15/33	1,448	1,380
FHLMC CMO/REMIC
Ser 2649, Cl PJ
3.500%, 06/15/33	3,301	3,181
FHLMC CMO/REMIC
Ser 2744, Cl TA
5.500%, 03/15/26	3,479	3,474
FHLMC CMO/REMIC
Ser 3092, Cl TA
7.250%, 11/15/35	2,765	2,805
FHLMC Pool #C46122
7.000%, 01/01/26	812	836
FHLMC Pool #C66916
7.000%, 05/01/32	137	141
FHLMC Pool #D94598
6.500%, 04/01/21	217	223
FHLMC Pool #E97227
7.000%, 09/01/14	318	323
	Face Amount	Value
	(000)	(000)

FHLMC Pool #G10288
6.000%, 09/01/09	$31	$31
FHLMC Pool #G10446
6.500%, 02/01/11	49	50
FHLMC Pool #G30085
7.500%, 10/01/17	265	276
FHLMC Pool #M90771
5.000%, 12/01/07	549	546
FNMA CMO/REMIC
Ser 1994-27, Cl PJ
6.500%, 06/25/23	113	113
FNMA CMO/REMIC
Ser 1999-15, Cl PC
6.000%, 09/25/18	36	36
FNMA CMO/REMIC
Ser 2002-71, Cl AP
5.000%, 11/25/32	1,185	1,165
FNMA CMO/REMIC
Ser 2002-72, Cl A
5.000%, 10/25/15	99	98
FNMA CMO/REMIC
Ser 2003-119, Cl PU
4.000%, 11/25/33	1,159	1,126
FNMA CMO/REMIC
Ser 2003-19, Cl ME
4.000%, 01/25/33	829	791
FNMA CMO/REMIC
Ser 2003-30, Cl MB
4.000%, 06/25/27	1,566	1,539
FNMA CMO/REMIC
Ser 2003-34, Cl GJ
4.000%, 02/25/33	3,740	3,549
FNMA CMO/REMIC
Ser 2003-42, Cl CA
4.000%, 05/25/33	1,115	1,053
FNMA CMO/REMIC
Ser 2005-93, Cl XT (A)
7.000%, 10/25/35	4,766	4,707
FNMA CMO/REMIC
Ser 2006-14, Cl DT (A)
7.000%, 03/25/36	3,699	3,653
FNMA Pool #190054
7.000%, 10/01/13	660	673
FNMA Pool #250477
6.000%, 01/01/11	25	25
FNMA Pool #303096
7.500%, 12/01/09	59	60
FNMA Pool #313429
7.000%, 03/01/12	219	224
FNMA Pool #323441
7.000%, 12/01/13	384	395
FNMA Pool #323832
7.500%, 07/01/29	259	269
FNMA Pool #334593
7.000%, 05/01/24	16	17

The accompanying notes are an integral part of the financial statements.

Constellation Funds Group 2006 Annual Report	|	55

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Financial Statements

Statement of Net Assets

Constellation Chartwell Short Duration Fixed Income Fund
September 30, 2006

	Face Amount (000)	Value (000)

FNMA Pool #535560
7.000%, 08/01/14	$3,420	$3,503
FNMA Pool #546474
7.000%, 01/01/15	613	630
FNMA Pool #6222
9.000%, 04/01/16	23	23
FNMA Pool #647567
6.000%, 06/01/17	636	646
FNMA Pool #665773
7.500%, 06/01/31	514	534
FNMA Pool #704214
7.500%, 12/01/27	691	718
FNMA Pool #725284
7.000%, 11/01/18	1,492	1,534
FNMA Pool #743490
4.000%, 10/01/33	991	900
FNMA Pool #8245
8.000%, 12/01/08	30	30
FNMA Pool #838790
4.500%, 08/01/35	3,032	2,834
GNMA ARM Pool #8426 (A)
5.125%, 11/20/18	30	30
GNMA CMO/REMIC
Ser 2002-72, Cl AB
4.500%, 10/20/32	1,309	1,257
GNMA Pool #2707
5.500%, 01/20/14	12	12
GNMA Pool #2802
5.500%, 07/20/14	13	13
GNMA Pool #2843
5.500%, 11/20/14	161	161
GNMA Pool #344233
8.000%, 02/15/23	103	109
GNMA Pool #345123
8.000%, 12/15/23	230	244
GNMA Pool #351122
6.500%, 07/15/08	19	19
GNMA Pool #357343
6.500%, 10/15/08	12	12
GNMA Pool #462486
6.500%, 01/15/13	55	57
GNMA Pool #569337
6.500%, 04/15/22	77	79
GNMA Pool #578189
6.000%, 02/15/32	78	80
GNMA Pool #780322
8.000%, 11/15/22	121	128
GNMA Pool #780327
8.000%, 11/15/17	64	68
GNMA Pool #780604
7.000%, 07/15/12	797	817
GNMA Pool #814
8.000%, 08/20/17	145	152

Total U.S. Government
Mortgage-Backed
Obligations (Cost $59,905)		58,968

	Face Amount (000)/Shares	Value (000)

U.S. Government Agency Obligations (A) (12.1%)

FHLB
6.000%, 04/26/19	$500	$483
4.750%, 09/29/14	4,000	3,941
FHLB, Ser 1
6.000%, 03/30/20	5,000	4,800

Total U.S. Government Agency Obligations
(Cost $9,473)		9,224

U.S. Treasury Obligation (6.4%)

U.S. Treasury Note
4.000%, 04/15/10 (C)	5,000	4,904

Total U.S. Treasury Obligation
(Cost $5,013)		4,904

Short-Term Investment Held as
Collateral for Loaned Securities (6.7%)

BlackRock Institutional Money
Market Trust, 5.36% (D)	5,105,000	5,105

Total Short-Term Investment Held
as Collateral for Loaned Securities
(Cost $5,105)		5,105

Cash Equivalent (0.0%)

BlackRock TempCash Fund,
Institutional Shares, 5.21% (D)	946	1

Total Cash Equivalent
(Cost $1)		1

Repurchase Agreement (3.7%)

PNC Capital Markets,
5.02% dated 09/29/06, to be
repurchased on 10/02/06,
repurchase price $2,779,162
(collateralized by a
U.S. Government obligation,
par value $2,380,000, 6.250%,
05/15/29, total market value
$2,787,575) (B)	2,778	2,778

Total Repurchase Agreement
(Cost $2,778)		2,778

Total Investments (106.4%)
(Cost $82,275)		80,980

The accompanying notes are an integral part of the financial statements.

56	|	Constellation Funds Group 2006 Annual Report

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Financial Statements

Statement of Net Assets

Constellation Chartwell Short Duration Fixed Income Fund
September 30, 2006

Value (000)

Other assets and liabilities (-6.4)%

Obligation to return securities lending collateral	$(5,105)
Payable for capital shares redeemed	(155)
Payable due to Investment Advisor	(16)
Payable due to Administrator	(9)
Income distribution payable	(4)
Other assets and liabilities, net	399

Total Other assets and liabilities	(4,890)

Net assets (100.0%)	$76,090

Net assets consist of:

Portfolio capital
(unlimited authorization – no par value)	$81,350
Accumulated net realized loss on investments	(3,965)
Net unrealized depreciation on investments	(1,295)

Net assets	$76,090

Net asset value, offering and redemption
price per share–Class I Shares
($76,089,722 ÷7,793,486 shares)	$9.76

(A)	Variable rate security – the rate reflected on the Statement of Net Assets was the rate in effect on September 30, 2006.
(B)	Tri-Party Repurchase Agreement
(C)	The security or a portion of this security was on loan at September 30, 2006. The total value of securities on loan at September 30, 2006 was $4,903,710.
(D)	The rate shown was the 7-day effective yield as of September 30, 2006.
ARM – Adjustable Rate Mortgage
Cl – Class
CMO – Collateralized Mortgage Obligation
FHLB – Federal Home Loan Bank
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
REMIC – Real Estate Mortgage Investment Conduit
Ser – Series

The accompanying notes are an integral part of the financial statements.

Constellation Funds Group 2006 Annual Report	|	57

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Financial Statements

Statement of Net Assets
Constellation HLAM Large Cap Quality Stock Fund
September 30, 2006

		Value
	Shares	(000)

Common Stock (96.1%)

Consumer Discretionary (24.6%)

Comcast, Cl A (A)*	14,450	$533
eBay*	4,265	121
Gannett (A)	1,040	59
Harley-Davidson	7,970	500
Home Depot	14,085	511
International Game Technology	4,415	183
Mattel	8,905	175
Nike, Cl B	1,050	92
Omnicom Group	4,165	390
TJX	6,490	182
Viacom, Cl B*	1,770	66
Walt Disney (A)	7,005	217

		3,029

Consumer Staples (8.7%)

CVS	8,295	266
PepsiCo	6,380	416
Procter & Gamble	2,960	184
Walgreen (A)	4,635	206

		1,072

Financials (22.7%)

American International Group	9,226	612
Berkshire Hathaway, Cl A*	5	479
Freddie Mac	4,490	298
JPMorgan Chase (A)	4,585	215
Morgan Stanley	4,405	321
Synovus Financial	14,540	427
US Bancorp	7,285	242
Washington Mutual (A)	4,735	206

		2,800

Health Care (18.5%)

Allergan	1,820	205
Amgen*	3,125	224
Cardinal Health	2,990	197
Johnson & Johnson	5,715	371
Pfizer (A)	10,910	309
Teva Pharmaceutical Industries ADR	4,555	155
Varian Medical Systems*	3,055	163
Waters*	10,680	484
Wyeth	3,330	169

		2,277

Industrials (3.9%)

Cintas	2,570	105
Dover	4,045	192
Tyco International	6,580	184

		481

Information Technology (17.7%)

Applied Materials	13,925	247
Automatic Data Processing	9,240	437
CDW	3,140	194
Cisco Systems*	8,600	198
EMC*	15,375	184
First Data	3,650	153
Microsoft	13,965	382
		Value
	Shares	(000)

Nokia ADR	9,740	$192
Texas Instruments (A)	5,720	190

		2,177

Total Common Stock
(Cost $8,288)		11,836

Short-Term Investment Held as
Collateral for Loaned Securities (16.2%)

BlackRock Institutional Money Market
Trust, 5.36% (B)	1,991,320	1,991

Total Short-Term Investment Held as
Collateral for Loaned Securities
(Cost $1,991)		1,991

Cash Equivalent (4.9%)

BlackRock TempCash Fund,
Institutional Shares, 5.21% (B)	598,282	598

Total Cash Equivalent
(Cost $598)		598

Total Investments (117.2%) (Cost $10,877)		14,425

Other assets and liabilities (-17.2)%

Obligation to return securities lending collateral		(1,991)
Payable for capital shares redeemed		(121)
Payable due to Investment Advisor		(6)
Payable due to Shareholder Servicing Agent		(3)
Payable due to Administrator		(1)
Other assets and liabilities, net		1

Total Other assets and liabilities		(2,121)

Net assets (100.0%)		$12,304

Net assets consist of:

Portfolio capital
(unlimited authorization – no par value)		$7,155
Accumulated net realized gain on investments		1,601
Net unrealized appreciation on investments		3,548

Net assets		$12,304

Net asset value, offering and redemption
price per share–Class II Shares
($12,303,570 ÷ 731,157 shares)		$16.83

*	Non-income producing security.
(A)	The security or a portion of this security was on loan at September 30, 2006. The total value of securities on loan at September 30, 2006 was $1,925,928.
(B)	The rate shown was the 7-day effective yield as of September 30, 2006.
ADR – American Depositary Receipt
Cl – Class

The accompanying notes are an integral part of the financial statements.

58	|	Constellation Funds Group 2006 Annual Report

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Financial Statements

Statement of Net Assets
Constellation Pitcairn Diversified Value Fund
September 30, 2006

		Value
	Shares	(000)

Common Stock (99.6%)

Consumer Discretionary (6.8%)

Home Depot	81,235	$2,946
News, Cl A	111,799	2,197
Walt Disney (A)	205,328	6,347

		11,490

Consumer Staples (9.0%)

Altria Group	69,100	5,290
General Mills	51,220	2,899
Procter & Gamble	87,203	5,405
Wal-Mart Stores	30,505	1,504

		15,098

Energy (13.4%)

Devon Energy	48,900	3,088
Exxon Mobil	206,900	13,883
Marathon Oil	72,200	5,552

		22,523

Financials (37.3%)†

Bank of New York	217,500	7,669
Bear Stearns (A)	48,439	6,786
Capital One Financial	65,200	5,129
CBL & Associates Properties	51,868	2,174
Citigroup	139,150	6,912
Everest Re Group	37,757	3,682
First Industrial Realty Trust (A)	71,771	3,158
First Marblehead (A)	32,466	2,249
JPMorgan Chase (A)	172,700	8,110
Radian Group (A)	46,380	2,783
Torchmark	58,300	3,679
Washington Mutual	43,440	1,888
Wells Fargo (A)	227,640	8,236

		62,455

Health Care (8.3%)

Aetna	67,783	2,681
IMS Health	40,509	1,079
Mylan Laboratories (A)	102,500	2,063
Pfizer	286,400	8,122

		13,945

Industrials (6.0%)

3M	26,950	2,006
Dover	38,730	1,837
General Dynamics	41,880	3,001
Illinois Tool Works	47,366	2,127
Norfolk Southern	23,901	1,053

		10,024

Information Technology (2.9%)

Microsoft	60,750	1,660
Vishay Intertechnology*	98,000	1,376
Xerox*	117,155	1,823

		4,859

		Value
	Shares	(000)

Materials (3.1%)

Air Products & Chemicals	37,064	$2,460
Alcoa	57,417	1,610
Weyerhaeuser	18,885	1,162

		5,232

Telecommunication Services (6.3%)

AT&T (A)	184,790	6,017
Verizon Communications	120,479	4,473

		10,490

Utilities (6.5%)

FPL Group (A)	86,610	3,897
Pepco Holdings	144,000	3,481
PG&E (A)	83,220	3,466

		10,844

Total Common Stock
(Cost $135,164)		166,960

Exchange Traded Fund (0.6%)

iShares Russell 1000 Value
Index Fund	12,195	940

Total Exchange Traded Fund
(Cost $919)		940

Short-Term Investment Held as Collateral
for Loaned Securities (25.3%)

BlackRock Institutional Money
Market Trust, 5.36% (B)	42,405,573	42,406

Total Short-Term Investment Held
as Collateral for Loaned
Securities (Cost $42,406)		42,406

Cash Equivalent (0.0%)

PNC Bank Money Market
Fund, 4.80% (B)	62,915	63

Total Cash Equivalent
(Cost $63)		63

Total Investments (125.5%)
(Cost $178,552)		210,369

Other assets and liabilities (-25.5)%

Obligation to return securities lending collateral		(42,406)
Income distribution payable		(409)
Payable due to Investment Advisor		(73)
Payable for capital shares redeemed		(61)
Payable due to Shareholder Servicing Agent		(34)
Payable due to Administrator		(20)
Other assets and liabilities, net		231

Total Other assets and liabilities		(42,772)

Net assets (100.0%)		$167,597

The accompanying notes are an integral part of the financial statements.

Constellation Funds Group 2006 Annual Report	|	59

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Financial Statements

Statement of Net Assets
Constellation Pitcairn Diversified Value Fund
September 30, 2006

Value
(000)

Net assets consist of:

Portfolio capital
(unlimited authorization – no par value)	$130,724
Distributions in excess of net investment income	(5)
Accumulated net realized gain on investments	5,061
Net unrealized appreciation on investments	31,817

Net assets	$167,597

Net asset value, offering and redemption
price per share–Class II Shares
($167,596,573 ÷ 13,239,858 shares)	$12.66

* †	Non-income producing security. More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(A)	The security or a portion of this security was on loan at September 30, 2006. The total value of securities on loan at September 30, 2006 was $40,975,612.
(B)	The rate shown was the 7-day effective yield as of September 30, 2006.
Cl – Class

The accompanying notes are an integral part of the financial statements.

60	|	Constellation Funds Group 2006 Annual Report

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Financial Statements

Statement of Net Assets
Constellation Pitcairn Select Value Fund
September 30, 2006

		Value
	Shares	(000)

Common Stock (99.1%)

Consumer Discretionary (7.7%)

Home Depot	43,910	$1,593
Walt Disney (A)	97,200	3,004

		4,597

Consumer Staples (8.9%)

Altria Group	26,425	2,023
General Mills	15,950	902
Procter & Gamble	39,155	2,427

		5,352

Energy (13.3%)

Exxon Mobil	77,455	5,197
Marathon Oil	36,223	2,786

		7,983

Financials (37.4%)

Bank of New York	75,545	2,664
Bear Stearns (A)	18,710	2,621
Capital One Financial	33,700	2,651
First Industrial Realty Trust (A)	42,255	1,859
First Marblehead (A)	29,675	2,055
JPMorgan Chase	62,295	2,925
Radian Group (A)	35,335	2,120
Torchmark	26,600	1,679
Wells Fargo (A)	105,625	3,822

		22,396

Health Care (8.8%)

Aetna	51,452	2,035
Pfizer	113,965	3,232

		5,267

Industrials (6.1%)

Dover	37,480	1,778
Goodrich	46,170	1,871

		3,649

Materials (3.9%)

Air Products & Chemicals	15,890	1,054
Alcoa	46,290	1,298

		2,352

Telecommunication Services (7.0%)

AT&T (A)	69,955	2,278
Verizon Communications	51,120	1,898

		4,176

Utilities (6.0%)

PG&E	86,420	3,599

Total Common Stock
(Cost $53,439)		59,371

Exchange Traded Fund (1.1%)

iShares Russell 1000 Value
Index Fund	8,229	634

Total Exchange Traded Fund (Cost $ 617)		634

		Value
	Shares	(000)

Short-Term Investment Held as Collateral for Loaned Securities (25.5%)

BlackRock Institutional Money
Market Trust, 5.36% (B)	15,288,534	$15,289

Total Short-Term Investment Held as Collateral for Loaned Securities (Cost $15,289)		15,289

Cash Equivalent (0.0%)

PNC Bank Money Market Fund,
4.80%, (B)	9,527	10

Total Cash Equivalent
(Cost $10)		10

Total Investments (125.7%) (Cost $69,355)		75,304

Other assets and liabilities (-25.7%)

Obligation to return securities lending collateral		(15,289)
Income distribution payable		(136)
Payable due to Investment Advisor		(28)
Payable due to Shareholder Servicing Agent		(12)
Payable due to Administrator		(7)
Payable for capital shares redeemed		(1)
Other assets and liabilities, net		90

Total Other assets and liabilities		(15,383)

Net assets (100.0%)		$59,921

Net assets consist of:

Portfolio capital
(unlimited authorization – no par value)		$48,691
Distributions in excess of net investment income		(3)
Accumulated net realized gain on investments		5,284
Net unrealized appreciation on investments		5,949

Net assets		$59,921

Net asset value, offering and redemption price per share–Class II Shares ($59,920,926 ÷ 5,272,740 shares)		$11.36

(A)	The security or a portion of this security was on loan at September 30, 2006. The total value of securities on loan at September 30, 2006 was $14,807,013.
(B)	The rate shown was the 7-day effective yield as of September 30, 2006.

The accompanying notes are an integral part of the financial statements.

Constellation Funds Group 2006 Annual Report	|	61

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Financial Statements

Statement of Net Assets
Constellation Pitcairn Diversified Growth Fund
September 30, 2006

		Value
	Shares	(000)

Common Stock (99.0%)

Consumer Discretionary (13.0%)

Best Buy (A)	37,927	$2,031
Brinker International	23,330	935
Harley-Davidson	18,750	1,177
Hilton Hotels (A)	59,278	1,651
Home Depot	87,098	3,159
Jarden (A)*	35,555	1,172
Men’s Wearhouse	37,515	1,396
Sherwin-Williams	16,755	935
Walt Disney (A)	89,770	2,775

		15,231

Consumer Staples (11.0%)

Altria Group	32,925	2,520
PepsiCo	61,723	4,028
Procter & Gamble	32,122	1,991
Wal-Mart Stores	89,762	4,427

		12,966

Energy (3.1%)

Apache	17,134	1,083
National Oilwell Varco*	22,300	1,305
Oceaneering International*	40,738	1,255

		3,643

Financials (8.5%)

American International Group	22,128	1,466
Bear Stearns (A)	17,075	2,392
Capital One Financial	23,475	1,847
First Marblehead (A)	26,612	1,843
Host Hotels & Resorts (A)	47,955	1,100
Wells Fargo (A)	38,460	1,391

		10,039

Health Care (17.8%)

Aetna	44,605	1,764
Amgen*	41,187	2,946
Barr Pharmaceuticals*	20,993	1,091
Becton Dickinson	12,285	868
Cytyc*	37,540	919
Eli Lilly (A)	64,676	3,687
Gilead Sciences (A)*	15,605	1,072
Johnson & Johnson	44,581	2,895
Laboratory Corp of America Holdings	16,870	1,106
Medtronic	55,147	2,561
Resmed (A)*	34,537	1,390
Triad Hospitals*	14,725	648

		20,947

		Value
	Shares	(000)

Industrials (12.6%)

3M	14,426	$1,073
Cintas	23,345	953
Dover	31,600	1,499
FedEx	18,035	1,960
General Electric	68,289	2,411
Goodrich	44,095	1,787
Illinois Tool Works	37,745	1,695
Norfolk Southern	18,118	798
Toro	21,571	910
United Technologies	27,265	1,727

		14,813

Information Technology (28.9%)†

Alliance Data Systems*	40,175	2,217
Apple Computer*	21,715	1,673
Cisco Systems*	173,532	3,991
Citrix Systems*	66,100	2,394
EMC*	171,795	2,058
Google, Cl A*	4,775	1,919
Intel	204,131	4,199
Micron Technology*	107,480	1,870
Microsoft	142,386	3,891
Motorola (A)	58,939	1,474
Oracle*	155,774	2,764
Paychex	68,205	2,513
Qualcomm	53,964	1,962
Yahoo!*	40,435	1,022

		33,947

Materials (2.5%)

Eagle Materials	23,241	783
EI Du Pont de Nemours	31,245	1,339
Freeport-McMoRan Copper & Gold,
Cl B	14,110	751

		2,873

Telecommunication Services (0.5%)

Telephone & Data Systems	13,902	568

Utilities (1.1%)

AES*	62,429	1,273

Total Common Stock
(Cost $116,412)		116,300

Exchange Traded Fund (1.1%)

iShares S&P MidCap 400 Growth
Index Fund*	15,980	1,204

Total Exchange Traded Fund
(Cost $1,212)		1,204

The accompanying notes are an integral part of the financial statements.

62	|	Constellation Funds Group 2006 Annual Report

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Financial Statements

Statement of Net Assets
Constellation Pitcairn Diversified Growth Fund
September 30, 2006

		Value
	Shares	(000)

Short-Term Investment Held as
Collateral for Loaned Securities (16.8%)

BlackRock Institutional Money
Market Trust, 5.36% (B)	19,786,365	$19,786

Total Short-Term Investment Held
as Collateral for Loaned Securities
(Cost $19,786)		19,786

Cash Equivalent (0.0%)

PNC Bank Money Market Fund,
4.80% (B)	48,484	48

Total Cash Equivalent
(Cost $48)		48

Total Investments (116.9%)
(Cost $137,458)		137,338

Value
(000)

Other assets and liabilities (-16.9%)

Obligation to return securities lending collateral	$(19,786)
Payable due to Investment Advisor	(52)
Payable for capital shares redeemed	(46)
Income distribution payable	(30)
Payable due to Shareholder Servicing Agent	(24)
Payable due to Administrator	(14)
Other assets and liabilities, net	112

Total Other assets and liabilities	(19,840)

Net assets (100.0%)	$117,498

Net assets consist of:

Portfolio capital
(unlimited authorization – no par value)	$183,909
Distributions in excess of net investment income	(4)
Accumulated net realized loss on investments	(66,287)
Net unrealized depreciation on investments	(120)

Net assets	$117,498

Net asset value, offering and redemption
price per share–Class II Shares
($117,498,340 ÷ 19,248,700 shares)	$6.10

*	Non-income producing security.
†	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(A)	The security or a portion of this security was on loan at September 30, 2006. The total value of securities on loan at September 30, 2006 was $19,127,558.
(B)	The rate shown was the 7-day effective yield as of September 30, 2006.
Cl – Class

The accompanying notes are an integral part of the financial statements.

Constellation Funds Group 2006 Annual Report	|	63

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Financial Statements

Statement of Net Assets
Constellation Pitcairn Small Cap Fund
September 30, 2006

		Value
	Shares	(000)

Common Stock (93.2%)

Consumer Discretionary (13.7%)

Aaron Rents	13,868	$319
Entercom Communications	23,504	592
Genesco*	29,957	1,033
Jarden (A)*	29,616	976
McCormick & Schmick’s Seafood
Restaurants*	47,931	1,078
Men’s Wearhouse (A)	37,851	1,408
Orient-Express Hotels, Cl A	24,242	906
Regis	31,886	1,143
Stride Rite	97,712	1,364
Tenneco*	62,482	1,462
WMS Industries (A)*	36,724	1,073

		11,354

Consumer Staples (1.5%)

Hain Celestial Group*	49,796	1,273

Energy (5.7%)

Alpha Natural Resources*	44,301	698
Forest Oil*	21,077	666
Giant Industries*	8,943	726
Lufkin Industries	11,040	584
Oceaneering International*	18,454	568
Swift Energy*	21,823	913
W-H Energy Services*	13,500	560

		4,715

Financials (22.9%)

Advanta, Cl B	22,278	822
American Equity Investment Life
Holding (A)	65,010	798
Central Pacific Financial	51,759	1,893
Community Banks	58,411	1,565
First Industrial Realty Trust (A)	50,535	2,224
First Marblehead (A)	17,000	1,177
Flagstar Bancorp	33,965	494
Fpic Insurance Group*	18,160	719
Innkeepers USA Trust	36,190	590
LaSalle Hotel Properties	41,651	1,805
Montpelier Re (A)	43,067	835
Southwest Bancorp	41,751	1,078
Strategic Hotels & Resorts	60,793	1,209
TierOne	19,286	654
Trico Bancshares	65,358	1,618
Waddell & Reed Financial, Cl A	59,145	1,464

		18,945

Health Care (12.3%)

BioMarin Pharmaceuticals*	38,012	541
Biosite*	12,783	591
Five Star Quality Care*	72,960	785
Integra LifeSciences Holdings*	23,379	876
inVentiv Health*	46,441	1,488
MannKind (A)*	30,726	584
		Value
	Shares	(000)

Matria Healthcare*	69,234	$1,924
Par Pharmaceutical*	26,121	476
Perrigo	38,496	653
Savient Pharmaceuticals*	157,130	1,023
Senomyx*	32,868	505
SuperGen*	166,779	777

		10,223

Industrials (10.5%)

AAR*	24,229	578
ElkCorp	30,246	821
Flanders*	27,499	235
Greenbrier	31,541	915
Mueller Industries	14,258	502
Pacer International	45,748	1,270
Regal-Beloit	13,382	582
Teledyne Technologies*	15,477	613
TeleTech Holdings*	75,148	1,175
Toro	21,636	912
Universal Forest Products	10,771	528
Watts Water Technologies, Cl A	18,271	580

		8,711

Information Technology (19.3%)

Aeroflex*	112,900	1,161
Agere Systems*	38,939	581
Belden CDT	22,225	850
CommScope (A)*	19,930	655
Digital River*	44,660	2,283
Kulicke & Soffa Industries*	144,155	1,274
McData, Cl A*	230,808	1,161
MKS Instruments*	24,232	492
Paxar*	41,419	828
RF Micro Devices (A)*	139,903	1,061
SRA International, Cl A*	32,283	970
Technitrol	37,330	1,114
Veeco Instruments*	34,496	695
Verint Systems*	26,233	788
Vishay Intertechnology*	38,644	543
webMethods*	122,620	938
Xyratex*	31,069	592

		15,986

Materials (3.3%)

Quanex	16,495	501
RPM International (A)	73,787	1,401
US Concrete*	123,958	807

		2,709

Telecommunication Services (1.3%)

Talk America Holdings (A)*	113,213	1,076

Utilities (2.7%)

Avista (A)	65,105	1,542
Northwest Natural Gas	18,724	735

		2,277

Total Common Stock
(Cost $68,304)		77,269

The accompanying notes are an integral part of the financial statements.

64	|	Constellation Funds Group 2006 Annual Report

Financial Statements

Statement of Net Assets
Constellation Pitcairn Small Cap Fund
September 30, 2006

		Value
	Shares	(000)

Exchange Traded Funds (6.5%)

iShares Russell 2000 Growth Index
Fund (A)	29,894	$2,164
iShares Russell 2000 Index Fund (A)	17,079	1,229
iShares S&P SmallCap 600 Growth
Index Fund	16,383	1,958

Total Exchange Traded Funds
(Cost $5,157)		5,351

Short-Term Investment Held as
Collateral for Loaned Securities (15.5%)

BlackRock Institutional Money
Market Trust, 5.36% (B)	12,865,112	12,865

Total Short-Term Investment Held as
Collateral for Loaned Securities
(Cost $12,865)		12,865

Cash Equivalent (0.6%)

PNC Bank Money Market Fund,
4.80% (B)	533,718	534

Total Cash Equivalent
(Cost $534)		534

Total Investments (115.8%)
(Cost $86,860)		96,019

Value
(000)

Other assets and liabilities (-15.8%)

Obligation to return securities lending collateral	$(12,865)
Payable for investment securities purchased	(4,880)
Payable due to Investment Advisor	(32)
Payable due to Shareholder Servicing Agent	(17)
Payable due to Administrator	(10)
Payable for capital shares redeemed	(1)
Receivable for investment securities sold	4,589
Other assets and liabilities, net	94

Total Other assets and liabilities	(13,122)

Net assets (100.0%)	$82,897

Net assets consist of:

Portfolio capital
(unlimited authorization – no par value)	$66,763
Accumulated net realized gain on investments	6,975
Net unrealized appreciation on investments	9,159

Net assets	$82,897

Net asset value, offering and redemption
price per share–Class II Shares
($82,897,195 ÷ 5,474,858 shares)	$15.14

*	Non-income producing security.
(A)	The security or a portion of this security was on loan at September 30, 2006. The total value of securities on loan at September 30, 2006 was $12,331,014.
(B)	The rate shown was the 7-day effective yield as of September 30, 2006.
Cl – Class

The accompanying notes are an integral part of the financial statements.

Constellation Funds Group 2006 Annual Report	|	65

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Financial Statements

Statement of Net Assets
Constellation Pitcairn Family Heritage® Fund
September 30, 2006

	Shares	Value (000)

Common Stock (98.0%)

Consumer Discretionary (10.6%)

Aaron Rents	30,286	$696
Best Buy (A)	18,259	978
Carnival (A)	22,238	1,046
Comcast, Cl A (A)*	46,063	1,698
Marriott International, Cl A	34,425	1,330
Men’s Wearhouse	22,314	830
Nike, Cl B	9,702	850
Viacom, Cl B*	28,731	1,068

		8,496

Consumer Staples (10.2%)

Alberto-Culver	45,258	2,290
Central European Distribution*	49,446	1,157
Hansen Natural (A)*	13,428	436
Wal-Mart Stores	50,707	2,501
Wm. Wrigley Jr.	40,097	1,847

		8,231

Energy (7.3%)

Apache	16,729	1,057
CARBO Ceramics	18,611	670
Chesapeake Energy (A)	34,873	1,011
Devon Energy	16,875	1,066
Hess Corporation (A)	30,073	1,246
Murphy Oil (A)	17,244	820

		5,870

Financials (22.3%)

Berkshire Hathaway, Cl B (A)*	695	2,206
Capital One Financial	30,778	2,421
CapitalSource (A)	78,097	2,017
Commerce Bancshares	41,434	2,095
CompuCredit (A)*	53,825	1,626
Federated Investors, Cl B	57,965	1,960
Flagstar Bancorp	88,264	1,284
Philadelphia Consolidated Holding*	22,585	898
Progressive	30,781	755
TCF Financial (A)	102,342	2,691

		17,953

Health Care (13.3%)

Cephalon (A)*	30,302	1,871
Eli Lilly	70,069	3,994
Stryker (A)	64,248	3,186
Universal Health Services, Cl B (A)	27,183	1,629

		10,680

Industrials (6.9%)

Danaher	19,320	1,327
General Dynamics	26,295	1,885
Illinois Tool Works	34,437	1,546
Warner Enterprises	41,383	774

		5,532

	Shares	Value (000)

Information Technology (17.6%)

Dell*	62,110	$1,419
Fiserv*	25,465	1,199
Marvell Technology Group (A)*	69,357	1,343
Microsoft	101,266	2,768
Molex, Cl A	36,052	1,186
Oracle*	102,018	1,810
Paychex	47,448	1,748
Qualcomm	30,665	1,115
Vishay Intertechnology*	55,413	778
Yahoo! (A)*	30,976	783

		14,149

Materials (4.1%)

EI Du Pont de Nemours	48,471	2,076
Worthington Industries	70,608	1,205

		3,281

Telecommunication Services (2.2%)

Telephone & Data Systems	44,063	1,800

Utilities (3.5%)

AES*	136,611	2,786

Total Common Stock
(Cost $65,524)		78,778

Exchange Traded Fund (1.9%)

SPDR Trust Series 1 (A)*	11,831	1,581

Total Exchange Traded Fund
(Cost $1,577)		1,581

Short-Term Investment Held as Collateral for Loaned Securities (26.0%)

BlackRock Institutional Money
Market Trust, 5.36% (B)	20,868,126	20,868

Total Short-Term Investment Held as Collateral for Loaned Securities (Cost $20,868)		20,868

Cash Equivalent (0.1%)

PNC Bank Money Market Fund,
4.80% (B)	91,453	91

Total Cash Equivalent
(Cost $91)		91

Total Investments (126.0%)
(Cost $88,060)		101,318

The accompanying notes are an integral part of the financial statements.

66	|	Constellation Funds Group 2006 Annual Report

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Financial Statements

Statement of Net Assets
Constellation Pitcairn Family Heritage® Fund
September 30, 2006

Value (000)

Other assets and liabilities (-26.0)%

Obligation to return securities lending collateral	$(20,868)
Payable due to Investment Advisor	(45)
Payable due to Shareholder Servicing Agent	(16)
Payable due to Administrator	(9)
Payable for capital shares redeemed	(9)
Other assets and liabilities, net	10

Total Other assets and liabilities	(20,937)

Net assets (100.0%)	$80,381

Net assets consist of:

Portfolio capital
(unlimited authorization – no par value)	$78,363
Accumulated net realized loss on investments	(11,240)
Net unrealized appreciation on investments	13,258

Net assets	$80,381

Net asset value, offering and redemption price per share–Class II Shares ($80,380,974 ÷ 7,844,588 shares)	$10.25

*	Non-income producing security.
(A)	The security or a portion of this security was on loan at September 30, 2006. The total value of securities on loan at September 30, 2006 was $20,202,854.
(B)	The rate shown was the 7-day effective yield as of September 30, 2006.
Cl – Class
SPDR – Standard & Poor’s Depositary Receipts

The accompanying notes are an integral part of the financial statements.

Constellation Funds Group 2006 Annual Report	|	67

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Financial Statements

Statement of Net Assets
Constellation Pitcairn Taxable Bond Fund
September 30, 2006

Face Amount		Value
	(000)	(000)

Corporate Bonds (51.5%)

Consumer Discretionary (2.5%)

May Department Stores
7.625%, 08/15/13	$1,000	$1,092

Consumer Staples (2.4%)

H.J. Heinz
6.000%, 03/15/08	1,045	1,052

Energy (2.3%)

Entergy Louisiana
5.830%, 11/01/10	1,000	1,002

Financials (25.5%)

American General Finance, MTN,
Ser I
4.625%, 05/15/09	1,000	983
CIT Group
7.750%, 04/02/12	1,000	1,107
5.500%, 11/30/07	1,500	1,504
Countrywide Financial
6.250%, 05/15/16	1,000	1,015
Ford Motor Credit
7.375%, 10/28/09	904	879
6.500%, 01/25/07	1,250	1,249
HSBC Finance
4.750%, 05/15/09	1,000	991
Kimco Realty, MTN, Ser B
7.900%, 12/07/07	450	462
Lehman Brothers Holdings
7.000%, 02/01/08	1,316	1,343
Merrill Lynch
4.000%, 09/15/08	750	738
Odyssey Re Holdings (A)
7.650%, 11/01/13	1,000	1,012

		11,283

Industrials (12.6%)

First Data
3.900%, 10/01/09	1,500	1,448
Gannet
6.375%, 04/01/12	1,000	1,036
General Electric Capital, MTN
5.720%, 08/22/11	1,000	1,009
Tyco International Group
6.000%, 11/15/13	2,000	2,069

		5,562

Sovereign Bond (1.2%)

Aid-Israel
5.500%, 04/26/24	500	521

Face Amount		Value
	(000)	(000)

Telecommunication Services (5.0%)

Telecom de Puerto Rico
6.800%, 05/15/09	$1,000	$1,025
Verizon Communications
8.750%, 11/01/21	1,000	1,210

		2,235

Total Corporate Bonds
(Cost $22,731)		22,747

U.S. Government Agency Obligations (26.1%)

FHLB
5.000%, 08/10/10	1,000	990
FHLB, Ser EX10
5.000%, 09/01/10	1,500	1,484
FHLB, Ser RA18
5.125%, 06/26/18	1,635	1,575
FHLMC
6.250%, 03/05/12	1,500	1,506
5.200%, 03/05/19	1,000	972
FHLMC, MTN
4.650%, 10/10/13	1,500	1,448
FHLMC, MTN (C)
7.116%, 04/04/36	5,000	642
6.351%, 03/04/19	1,000	473
FNMA
8.200%, 03/10/16	1,000	1,240
TVA, Ser B
6.235%, 07/15/45	1,175	1,211

Total U.S. Government Agency Obligations
(Cost $11,377)		11,541

U.S. Treasury Obligations (15.9%)

U.S. Treasury Bonds
8.750%, 05/15/17	1,500	2,003
8.125%, 08/15/19	1,500	1,978
7.875%, 02/15/21	615	808
7.625%, 11/15/22	913	1,196
7.500%, 11/15/16	830	1,017

Total U.S. Treasury Obligations
(Cost $6,324)		7,002

The accompanying notes are an integral part of the financial statements.

68	|	Constellation Funds Group 2006 Annual Report

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Financial Statements

Statement of Net Assets
Constellation Pitcairn Taxable Bond Fund
September 30, 2006

Face Amount		Value
(000)/Shares		(000)

Municipal Bonds (3.8%)

Maryland (2.7%)

Baltimore, Consolidated Public
Improvement GO, Ser B, AMBAC
5.000%, 10/15/10	$1,185	$1,185

New York (1.1%)

Sales Tax Asset Receivable RB,
Ser B, FGIC
4.760%, 10/15/15	500	482

Total Municipal Bonds
(Cost $1,717)		1,667

Short-Term Investment Held as
Collateral for Loaned Securities (2.4%)

BlackRock Institutional Money
Market Trust, 5.36% (B)	1,070,000	1,070

Total Short-Term Investment Held as
Collateral for Loaned Securities
(Cost $1,070)		1,070

Cash Equivalent (1.5%)

PNC Bank Money Market
Fund, 4.80% (B)	670,532	671

Total Cash Equivalent
(Cost $671)		671

Total Investments (101.2%)
(Cost $43,890)		44,698

Other assets and liabilities (-1.2)%

Obligation to return securities lending collateral		(1,070)
Income distribution payable		(132)
Payable due to Investment Advisor		(10)
Payable due to Shareholder Servicing Agent		(9)
Payable due to Administrator		(5)
Other assets and liabilities, net		709

Total Other assets and liabilities		(517)

Net assets (100.0%)		$44,181

Value
(000)

Net assets consist of:

Portfolio capital
(unlimited authorization – no par value)	$44,360
Accumulated net realized loss on investments	(987)
Net unrealized appreciation on investments	808

Net assets	$44,181

Net asset value, offering and redemption
price per share–Class II Shares
($44,181,375 ÷ 4,277,682 shares)	$10.33

(A)	The security or a portion of this security was on loan at September 30, 2006. The total value of securities on loan at September 30, 2006 was $1,011,650.
(B)	The rate shown was the 7-day effective yield as of September 30, 2006.
(C)	Zero Coupon Security – The rate shown was the effective yield at the time of purchase.

AMBAC – American Municipal Bond Assurance Corporation
FGIC – Financial Guaranty Insurance Corporation
FHLB – Federal Home Loan Bank
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GO – General Obligation
MTN – Medium Term Note
RB – Revenue Bond
Ser – Series
TVA – Tennessee Valley Authority

The accompanying notes are an integral part of the financial statements.

Constellation Funds Group 2006 Annual Report	|	69

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Financial Statements

Statement of Net Assets
Constellation Pitcairn Tax-Exempt Bond Fund
September 30, 2006

Face Amount		Value
	(000)	(000)

Municipal Bonds (96.6%)

Alabama (0.9%)

Bessemer RB, AMBAC,
Callable 02/01/10 @ 102
5.600%, 02/01/30	$1,000	$1,072

Arizona (0.9%)

Arizona School Facilities Board
COP, MBIA, Pre-Refunded
03/01/13 @ 100
5.250%, 09/01/17	1,000	1,092

California (9.9%)

California Community College Finance
Authority RB, Mission Community
College, MBIA, Callable
05/01/07 @ 102
5.500%, 05/01/17	1,000	1,032
California Health Facilities Finance
Authority RB, St. Francis
Memorial Hospital, Ser C, ETM
5.875%, 11/01/23	2,000	2,475
California State GO,
AMBAC, Callable 04/01/14 @ 100
5.000%, 04/01/31	3,000	3,136
California State GO,
Callable 02/01/13 @ 100
5.250%, 02/01/33	1,840	1,936
California State, Economic Recovery
GO, Ser A, Callable 07/01/11 @ 100
5.000%, 07/01/17	2,000	2,111
California State, Statewide
Communities Developmental
Authority, Pollution Control RB,
Southern California Edison,
Ser A, XLCA
4.100%, 04/01/28	500	510
Stockton Housing Facility
RB, O’Connor Woods Project,
Ser A, ETM, GNMA, Callable
05/06/05 @ 100
5.200%, 09/20/09	420	423

		11,623

Colorado (0.9%)

South Suburban Park & Recreation
District GO, AMBAC, Callable
09/15/10 @ 100
5.375%, 09/15/18	1,000	1,062

Delaware (0.9%)

Delaware State, Economic
Development Authority,
Pollution Control RB,
Delmarva Power,
AMBAC, Callable 05/01/11 @ 100 (A)
4.900%, 05/01/26	1,000	1,043

Face Amount		Value
	(000)	(000)

District of Columbia (1.1%)

District of Columbia RB, Howard
University Project, MBIA
5.500%, 10/01/16	$1,000	$1,136
Washington D.C., Convention Center
Authority RB, Dedicated Tax
Revenue, Senior Lien, AMBAC,
Callable 10/01/08 @ 101
5.250%, 10/01/09	200	208

		1,344

Florida (2.2%)

Orlando Utilities Commission, Water &
Electric RB, Callable 10/01/11 @ 101
5.250%, 10/01/20	1,090	1,168
Tampa Water & Sewer Revenue RB,
Pre-Refunded 10/01/09 @ 101
5.500%, 10/01/29	1,300	1,384

		2,552

Georgia (2.1%)

Henry County, Water & Sewer
Authority RB, AMBAC
6.150%, 02/01/20	2,000	2,459

Hawaii (3.9%)

Honolulu, City & County GO,
Ser B, ETM
8.000%, 10/01/10	1,680	1,953
University of Hawaii RB, Ser A,
FGIC, Callable 07/15/12 @ 100
5.500%, 07/15/21	2,385	2,602

		4,555

Illinois (8.6%)

Chicago GO, FGIC,
Callable 01/01/08 @ 102
5.500%, 01/01/21	400	417
Chicago GO, FGIC, Pre-Refunded
01/01/08 @ 102
5.500%, 01/01/21	1,100	1,148
Chicago, Park District GO, Aquarium &
Museum Project, FGIC, Callable
01/01/08 @ 100
5.500%, 01/01/10	1,000	1,023
Illinois Development Finance Authority
RB, Elgin School District Project,
FSA (B)
4.266%, 01/01/18	2,350	1,461
Illinois Health Facilities Authority RB,
Hospital Sisters Services Project,
Ser A, MBIA, Callable 06/01/08 @ 101
5.250%, 06/01/12	1,000	1,033
Illinois State, Toll Highway Authority
Revenue RB, Senior Priority,
Ser A-1, Callable 07/01/16 @ 100
5.000%, 01/01/26	1,000	1,064

The accompanying notes are an integral part of the financial statements.

70	|	Constellation Funds Group 2006 Annual Report

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Financial Statements

Statement of Net Assets
Constellation Pitcairn Tax-Exempt Bond Fund
September 30, 2006

Face Amount		Value
	(000)	(000)

Metropolitan Pier & Exposition
Authority RB, Illinois Dedicated
State Tax Revenue, AMBAC,
Callable 06/01/07 @ 101
5.125%, 06/01/13	$1,200	$1,224
Metropolitan Pier & Exposition
Authority RB, Illinois Dedicated
State Tax Revenue, Ser A, FGIC
5.500%, 12/15/23	500	577
Metropolitan Pier & Exposition
Authority RB, Illinois Dedicated
State Tax Revenue, Ser A, FGIC, ETM
5.500%,12/15/23	500	577
Will County, Community School
District GO, USD #365, FSA (B)
3.953%, 11/01/12	2,000	1,576

		10,100

Indiana (4.6%)

Indiana Transportation Finance
Authority RB, Ser A, MBIA
6.800%, 12/01/16	1,000	1,178
Indiana University RB, Student Fee,
Ser P, AMBAC, Callable
01/01/10 @ 100
5.000%, 08/01/18	3,000	3,210
Indianapolis, Public Improvement
Authority RB, Ser A, Callable
01/01/10 @ 101
6.000%, 01/01/25	1,000	1,084

		5,472

Kentucky (1.0%)

Kentucky State, Property & Buildings
Commission RB, Project Number 67,
Pre-Refunded 09/01/10 @ 100
5.625%, 09/01/13	1,050	1,127

Louisiana (1.9%)

Louisiana Public Facilities Authority RB,
Franciscan Missionaries Project,
Ser A, FSA
5.500%, 07/01/11	2,115	2,265

Massachusetts (2.8%)

Massachusetts State, Housing Finance
Agency RB, Ser B, MBIA,
Callable 06/01/08 @ 101
5.300%, 12/01/17	1,000	1,025
Massachusetts State, Special
Obligation RB, Consolidated Loan,
Ser A, Callable 06/01/08 @ 101
5.000%, 06/01/15	70	72
Massachusetts State, Special
Obligation RB, Consolidated Loan,
Ser A, Pre-Refunded 06/01/08 @ 101
5.000%, 06/01/15	930	961
Face Amount		Value
	(000)	(000)

Massachusetts State, Water
Resources Authority RB,
Ser D, MBIA, GOA
6.000%, 08/01/14	$1,060	$1,225

		3,283

Michigan (0.9%)

Michigan State, Building Authority RB,
Facilities Program, Ser II, MBIA,
Callable 10/15/13 @ 100
5.000%, 10/15/23	1,000	1,055

Mississippi (0.9%)

Mississippi Development Bank RB,
Capital Project & Equipment
Acquisition, Ser A2, AMBAC
5.000%, 07/01/24	1,000	1,030

Nevada (1.8%)

Nevada Systems, Higher Education
University RB, Ser B, AMBAC,
Callable, 01/01/16 @ 100
5.000%, 07/01/35	2,000	2,114

New Jersey (0.4%)

New Jersey State GO, Ser D
6.000%, 02/15/11	150	164
New Jersey State, Transportation
System RB, Ser A
5.625%, 06/15/14	250	282

		446

New York (10.5%)

New York City, Municipal Financial
Water & Sewer System Revenue,
RB,Ser B,Callable 06/15/16@ 100
5.000%, 06/15/36	1,750	1,840
New York City, Transitional Finance
Authority RB, Ser A, Callable
11/01/11 @ 100 (A)
5.500%, 11/01/26	3,715	4,022
New York State, Mortgage Agency RB,
Homeowner Mortgage, Ser 80,
Callable 03/01/09 @ 101
5.100%, 10/01/17	1,000	1,033
New York State, Municipal Bond Bank
Agency RB, Special School
Purpose, Ser C, Callable
06/01/13 @ 100
5.500%, 06/01/15	3,000	3,286
New York State, Thruway Authority RB,
Highway and Bridge Project,
Callable 04/01/12 @ 100
5.500%, 04/01/15	2,000	2,182

		12,363

The accompanying notes are an integral part of the financial statements.

Constellation Funds Group 2006 Annual Report	|	71

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Financial Statements

Statement of Net Assets
Constellation Pitcairn Tax-Exempt Bond Fund
September 30, 2006

Face Amount		Value
	(000)	(000)

North Carolina (3.0%)

Charlotte, Mecklenburg Hospital
Authority, North Carolina Health
Care Systems RB, Ser A,
Callable 01/15/11 @ 101
5.000%, 01/15/31	$1,000	$1,036
North Carolina State, Eastern
Municipal Power Authority RB, Ser B,
MBIA, Callable 01/01/07 @ 102
5.800%, 01/01/16	1,000	1,026
University of North Carolina
Wilmington, RB, AMBAC,
Callable 01/01/13 @ 100
5.250%, 01/01/21	1,380	1,490

		3,552

Pennsylvania (15.0%)

Chester County, Health & Education
Facilities Authority RB, Devereux
Foundation, Callable 11/01/16 @ 100
5.000%, 11/01/22	1,345	1,416
Coatesville School District GO, FSA,
Callable 08/15/14 @ 100
5.250%, 08/15/18	3,000	3,268
Lancaster, Higher Education Authority
RB, Franklin & Marshall College,
Callable 04/15/16 @ 100
5.000%, 04/15/19	1,150	1,234
Norwin Penn School District GO,
FGIC, Pre-Refunded 04/01/10 @ 100
6.000%, 04/01/24	2,000	2,150
Owen J Roberts School District, FSA,
Callable 05/15/16 @ 100
4.750%, 05/15/25	1,000	1,040
Pennsylvania State, Higher Educational
Facilities Authority RB, Saint Joseph’s
University, Callable 05/01/06 @ 100
(LOC: Allied Irish Banks PLC) (A)
5.000%, 05/01/11	1,270	1,271
Pennsylvania State, Higher Educational
Facilities Authority RB, University
Properties Student Housing, CIFG,
Callable 08/01/16 @ 100
5.000%, 08/01/35	1,000	1,051
Pennsylvania State, Public School
Building Authority RB, Harrisburg
Area Community College Project,
AMBAC, Callable 04/01/14 @ 100
5.250%, 04/01/24	1,000	1,081
Pennsylvania State, Turnpike
Commission, Turnpike Revenue,
Ser A, Callable 06/01/16 @ 100
5.000%, 12/01/25	1,500	1,607
Philadelphia, Authority for Industrial
Development Lease Revenue RB,
Ser B, FSA, Callable 10/01/11 @ 101
5.500%, 10/01/12	1,500	1,635
Face Amount		Value
	(000)	(000)

Philadelphia, Hospital & Higher
Education Authority RB,
Presbyterian Medical Center
Project, ETM
6.500%, 12/01/11	$1,300	$1,395
Philadelphia, Water & Waste Water
RB, MBIA
6.250%, 08/01/09	525	562

		17,710

Puerto Rico (0.7%)

Puerto Rico, Commonwealth Public
Improvements, Ser A
5.000%, 07/01/09	250	258
Puerto Rico, Electric Power Authority
RB, Ser RR, Callable 07/01/15 @ 100
5.000%, 07/01/29	500	529

		787

Rhode Island (1.1%)

Rhode Island, Depositors Economic
Protection Authority RB, Special
Obligation, Ser A, ETM
6.375%, 08/01/22	1,000	1,267

South Carolina (6.3%)

Darlington County, Water & Sewer
Authority RB, AMBAC, Callable
12/01/12 @ 101
5.625%, 12/01/23	2,530	2,788
Piedmont, Municipal Power Agency
Authority RB, South Carolina
Electric Project, MBIA, ETM
6.250%, 01/01/09	1,000	1,058
South Carolina State, Public Service
Authority RB, Ser A, AMBAC
Callable 01/01/14 @ 100
5.000%, 01/01/39	3,415	3,556

		7,402

Texas (8.8%)

Cypress-Fairbanks, Independent
School District, GO, PSF-GTD,
Callable 02/15/16 @ 100
4.750%, 02/15/30	1,100	1,130
Denton, Texas, Independent School
District, GO, PSF-GTD, Callable
08/15/16 @ 70.627 (B)
4.834%, 08/15/23	2,500	1,116
Duncanville, Independent School
District, GO, PSF-GTD, Callable
02/15/13 @ 100
5.650%, 02/15/28	10	11
Duncanville, Independent School
District, GO, PSF-GTD,
Pre-Refunded 02/15/13 @ 100
5.650%, 02/15/28	1,340	1,491

The accompanying notes are an integral part of the financial statements.

72	|	Constellation Funds Group 2006 Annual Report

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Financial Statements

Statement of Net Assets
Constellation Pitcairn Tax-Exempt Bond Fund
September 30, 2006

	Face Amount	Value
	(000)/Shares	(000)

Fort Worth Water & Sewer RB,
Partially Pre-Refunded
08/15/10 @ 100
5.750%, 02/15/14	$2,000	$2,150
Harris County, Healthcare Facilities
Development Authority RB, Christus
Health Project, Ser A, MBIA,
Callable 07/01/09 @ 101
5.375%, 07/01/24	1,850	1,952
Houston, Water & Sewer Systems
Authority RB, Junior Lien, Ser C,
FGIC, Pre-Refunded 12/01/07 @ 101
5.375%, 12/01/27	1,140	1,174
San Antonio GO, ETM
5.000%, 08/01/07	15	15
Texas Water Development Board RB,
Revolving Fund, Senior Lein, Ser B,
Callable 01/15/10 @ 100
5.500%, 07/15/15	1,250	1,322

		10,361

Utah (1.8%)

Utah Transit Authority Sales Tax RB,
Ser A, FSA, Callable 12/15/12 @ 100
5.000%, 06/15/24	2,000	2,104

Washington (3.7%)

Central Puget Sound, Regional
Transportation Authority RB, Sales
Tax & Motor Project, FGIC
5.250%, 02/01/21	1,000	1,118
Clark County, School District No. 177
GO, AMBAC
5.250%, 12/01/14	1,000	1,102
Washington State GO, Ser A, FSA
5.000%, 07/01/20	1,000	1,065
Washington State, Economic
Development Finance Authority,
Biomedical Research Property II RB,
MBIA, Callable 12/01/15 @ 100
5.250%, 06/01/19	1,000	1,090

		4,375

Total Municipal Bonds
(Cost $108,794)		113,615

Cash Equivalent (2.4%)

ABN Amro Tax Exempt Money
Market Fund, 3.35% (C)	2,856,872	2,857

Total Cash Equivalent
(Cost $2,857)		2,857

Total Investments (99.0%)
(Cost $111,651)		116,472

Value
(000)

Other assets and liabilities (1.0)%

Income distribution payable	$(341)
Payable for capital shares redeemed	(55)
Payable due to Shareholder Servicing Agent	(24)
Payable due to Administrator	(14)
Payable due to Investment Advisor	(8)
Other assets and liabilities, net	1,637

Total Other assets and liabilities	1,195

Net assets (100.0%)	$117,667

Net assets consist of:

Portfolio capital
(unlimited authorization – no par value)	$112,437
Undistributed net investment income	223
Accumulated net realized gain on investments	186
Net unrealized appreciation on investments	4,821

Net assets	$117,667

Net asset value, offering and redemption
price per share – Class II Shares
($117,666,570 ÷ 11,283,934 shares)	$10.43

(A)	Variable rate security – the rate reflected on the Statement of Net Assets was the rate in effect on September 30, 2006.
(B)	Zero coupon security – The rate reported was the effective yield at time of purchase.
(C)	The rate shown was the 7-day effective yield as of September 30, 2006.

AMBAC – American Municipal Bond Assurance Corporation
CIFG – CDC IXIS Financial Guaranty
COP – Certificate of Participation
ETM – Escrowed to Maturity
FGIC – Financial Guaranty Insurance Corporation
FSA – Financial Security Assurance
GNMA – Government National Mortgage Association
GO – General Obligation
GOA – General Obligation of Authority
LOC – Letter of Credit
MBIA – Municipal Bond Insurance Association
PLC – Public Limited Company
PSF-GTD – Permanent School Fund – Guaranteed
RB – Revenue Bond
Ser – Series
USD – Unified School District
XLCA – XL Capital Assurance

The accompanying notes are an integral part of the financial statements.

Constellation Funds Group 2006 Annual Report	|	73

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Financial Statements

Statement of Net Assets
Constellation Sands Capital Select Growth Fund
September 30, 2006

		Value
	Shares	(000)

Common Stock (99.4%)

Consumer Discretionary (20.8%)

Apollo Group (A)*	454,900	$22,399
eBay*	840,600	23,840
Lowe’s	845,800	23,733
Starbucks*	1,290,900	43,955

		113,927

Consumer Staples (3.4%)

Walgreen (A)	415,700	18,453

Energy (2.7%)

Schlumberger (A)	238,600	14,801

Financials (11.9%)

Chicago Mercantile Exchange Holdings (A)	57,800	27,643
Intercontinental Exchange (A)*	210,200	15,780
Moody’s (A)	331,500	21,673

		65,096

Health Care (32.7%)

Abraxis BioScience (A)*	232,400	6,456
Allergan	239,600	26,981
Genentech (A)*	448,200	37,066
Genzyme (A)*	415,200	28,014
Intuitive Surgical (A)*	108,400	11,431
Patterson*	207,100	6,961
Stryker	221,000	10,959
Teva Pharmaceutical Industries
ADR (A)	705,900	24,064
Varian Medical Systems*	320,100	17,090
Zimmer Holdings (A)*	145,600	9,828

		178,850

Information Technology (24.3%)

Apple Computer*	323,200	24,896
Google, Cl A (A)*	133,200	53,533
Iron Mountain (A)*	171,400	7,360
Qualcomm	533,900	19,407
Red Hat*	554,600	11,691
Yahoo! (A)*	631,000	15,952

		132,839

Telecommunication Services (3.6%)

America Movil ADR (A)	508,600	20,024

Total Common Stock
(Cost $527,736)		543,990

Short-Term Investment Held as Collateral
for Loaned Securities (23.1%)

BlackRock Institutional Money
Market Trust, 5.36% (B)	126,359,019	126,359

Total Short-Term Investment Held
as Collateral for Loaned
Securities (Cost $126,359)		126,359

		Value
	Shares	(000)

Cash Equivalent (0.8%)

BlackRock TempCash Fund,
Institutional Shares, 5.21% (B)	4,442,190	$4,442

Total Cash Equivalent
(Cost $4,442)		4,442

Total Investments (123.3%)
(Cost $658,537)		674,791

Other assets and liabilities (-23.3)%

Obligation to return securities lending collateral		(126,359)
Payable for capital shares redeemed		(2,054)
Payable due to Investment Advisor		(171)
Payable due to Shareholder Servicing Agent		(74)
Payable due to Administrator		(64)
Other assets and liabilities, net		1,323

Total Other assets and liabilities		(127,399)

Net assets (100.0%)		$547,392

Net assets consist of:

Portfolio capital
(unlimited authorization – no par value)		$567,821
Accumulated net realized loss on investments		(36,683)
Net unrealized appreciation on investments		16,254

Net assets		$547,392

Net asset value, offering and redemption
price per share–Class I Shares
($182,001,205 ÷ 23,938,361 shares)		$7.60

Net asset value, offering and redemption
price per share–Class II Shares
($365,390,380 ÷ 48,291,429 shares)		$7.57

*	Non-income producing security.
(A)	The security or a portion of this security was on loan at September 30, 2006. The total value of securities on loan at September 30, 2006 was $123,759,779.
(B)	The rate shown was the 7-day effective yield as of September 30, 2006.
ADR – American Depositary Receipt
Cl – Class

The accompanying notes are an integral part of the financial statements.

74	|	Constellation Funds Group 2006 Annual Report

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Financial Statements

Schedule of Investments
Constellation TIP Mid Cap Fund
September 30, 2006

		Value
	Shares	(000)

Common Stock (86.5%)

Consumer Discretionary (8.7%)

American Eagle Outfitters	24,210	$1,061
Autoliv	14,620	806
Dollar Tree Stores*	40,360	1,250
Jarden*	33,740	1,112
RH Donnelley	14,710	778
Warner Music Group	43,590	1,131
Wolverine World Wide	49,990	1,415

		7,553

Consumer Staples (4.0%)

Alberto-Culver	23,730	1,201
Church & Dwight	30,930	1,210
Hormel Foods	30,750	1,106

		3,517

Energy (5.3%)

Acergy ADR*	45,290	773
Cameron International*	18,170	878
Covanta Holding*	73,050	1,573
FMC Technologies*	11,440	614
Range Resources	32,405	818

		4,656

Financials (17.4%)

Alexandria Real Estate Equities	12,980	1,217
Arch Capital Group*	20,880	1,326
Assurant	26,090	1,393
Cullen/Frost Bankers	20,230	1,170
East West Bancorp	21,500	852
Essex Property Trust	10,310	1,252
Fidelity National Financial	28,000	1,166
Hanover Insurance Group	13,580	606
Investment Technology Group*	20,850	933
Kilroy Realty	13,470	1,015
Lazard, Cl A	25,740	1,029
People’s Bank	31,972	1,266
SL Green Realty	11,100	1,240
SVB Financial Group*	16,830	751

		15,216

Health Care (11.0%)

Covance*	19,080	1,266
Dade Behring Holdings	25,030	1,005
DaVita*	19,530	1,130
Emdeon*	83,680	980
Henry Schein*	19,880	997
IMS Health	44,880	1,195
Invitrogen*	9,300	590
Sierra Health Services*	15,980	605
Universal Health Services, Cl B	10,240	614
WellCare Health Plans*	21,520	1,219

		9,601

Industrials (16.3%)

Brink’s	14,850	788
Carlisle	13,960	1,174
Chicago Bridge & Iron	31,160	750
Copart*	35,700	1,006
Corrections Corp of America*	25,435	1,100
Flowserve*	12,010	608
		Value
	Shares	(000)

Harsco	11,890	$923
Laidlaw International	48,100	1,315
Lincoln Electric Holdings	17,580	957
McDermott International*	19,310	807
Precision Castparts	21,900	1,383
Roper Industries	25,530	1,142
RR Donnelley & Sons	36,010	1,187
US Airways Group*	24,580	1,090

		14,230

Information Technology (12.6%)

Amdocs*	30,960	1,226
Amphenol, Cl A	18,260	1,131
BEA Systems*	54,050	822
BMC Software*	29,920	814
Factset Research Systems	26,370	1,281
Fairchild Semiconductor International*	48,350	904
Harris	26,480	1,178
Integrated Device Technology*	48,490	779
Intersil, Cl A	25,030	614
Lexmark International, Cl A*	20,510	1,183
MEMC Electronic Materials*	29,260	1,072

		11,004

Materials (2.5%)

Sigma-Aldrich	16,070	1,216
Sonoco Products	29,190	982

		2,198

Telecommunication Services (3.9%)

Leap Wireless International*	21,020	1,020
NII Holdings*	19,180	1,192
SBA Communications, Cl A*	49,990	1,216

		3,428

Utilities (4.8%)

Allegheny Energy*	32,200	1,293
MDU Resources Group	32,710	731
National Fuel Gas	34,300	1,247
Oneok	25,300	956

		4,227

Total Common Stock
(Cost $74,607)		75,630

Cash Equivalents (10.1%)

BlackRock TempCash Fund,
Institutional Shares, 5.21% (A)	31,352	31
BlackRock TempFund,
Institutional Shares, 5.21% (A)	31,352	31
PNC Bank Money Market Fund,
4.80% (A)	8,719,934	8,720

Total Cash Equivalents
(Cost $8,782)		8,782

Total Investments (96.6%)
(Cost $83,389)		$84,412

Percentages are based on Net Assets of $87,382,132.
*	Non-income producing security.
(A)	The rate shown was the 7-day effective yield as of September 30, 2006.
ADR – American Depositary Receipt Cl – Class

The accompanying notes are an integral part of the financial statements.

Constellation Funds Group 2006 Annual Report	|	75

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Financial Statements

Statement of Net Assets
Constellation TIP Healthcare & Biotechnology Fund
September 30, 2006

		Value
	Shares	(000)

Common Stock (95.5%)

Health Care (95.5%)

Allergan	9,050	$1,019
Amgen*	26,430	1,891
Arena Pharmaceuticals*	31,380	376
Baxter International	42,540	1,934
Caremark Rx (A)	23,600	1,337
Celgene (A)*	29,120	1,261
Community Health Systems*	37,340	1,395
Coventry Health Care*	15,520	800
Cypress Bioscience*	65,450	478
DaVita*	29,410	1,702
Fisher Scientific International*	16,260	1,272
Genzyme (A)*	25,890	1,747
Gilead Sciences (A)*	57,770	3,969
Henry Schein*	46,832	2,348
Humana*	25,260	1,669
Johnson & Johnson	69,100	4,487
KV Pharmaceutical, Cl A*	20,850	494
Medco Health Solutions	24,270	1,459
Myogen*	14,460	507
New River Pharmaceuticals (A)*	15,790	406
Noven Pharmaceuticals*	34,270	827
Pfizer (A)	178,290	5,056
Pharmaceutical Product Development	31,500	1,124
Pozen*	31,370	403
Quality Systems*	13,960	542
Quest Diagnostics (A)	22,850	1,398
Regeneron Pharmaceuticals*	24,320	382
Resmed (A)*	30,490	1,227
Respironics*	29,760	1,149
Roche Holdings ADR	27,130	2,339
Shire ADR	11,848	585
UnitedHealth Group	56,249	2,767
WellPoint*	15,480	1,193
Wyeth	61,590	3,131

Total Common Stock (Cost $45,928)		52,674

Short-Term Investment Held as Collateral
for Loaned Securities (24.3%)

BlackRock Institutional Money
Market Trust, 5.36% (B)	13,395,022	13,395

Total Short-Term Investment Held as
Collateral for Loaned Securities
(Cost $13,395)		13,395

Cash Equivalents (6.3%)

BlackRock TempCash Fund,
Institutional Shares, 5.21% (B)	2,764,488	2,764
BlackRock TempFund,
Institutional Shares, 5.21% (B)	693,249	693

Total Cash Equivalents
(Cost $3,457)		3,457

Total Investments (126.1%)
(Cost $62,780)		69,526

Value
(000)

Other assets and liabilities (-26.1)%

Obligation to return securities lending collateral	$(13,395)
Payable for investment securities purchased	(833)
Payable for capital shares redeemed	(121)
Payable due to Investment Advisor	(46)
Payable due to Shareholder Servicing Agent	(11)
Payable due to Administrator	(7)
Other assets and liabilities, net	7

Total Other assets and liabilities	(14,406)

Net assets (100.0%)	$55,120

Net assets consist of:

Portfolio capital
(unlimited authorization – no par value)	$47,255
Accumulated net realized gain on investments	1,119
Net unrealized appreciation on investments	6,746

Net assets	$55,120

Net asset value, offering and redemption
price per share–Class II Shares
($55,120,282 ÷ 3,463,459 shares)	$15.91

*	Non-income producing security.
(A)	The security or a portion of this security was on loan at September 30, 2006. The total value of securities on loan at September 30, 2006 was $13,032,804.
(B)	The rate shown was the 7-day effective yield as of September 30, 2006.
ADR – American Depositary Receipt Cl – Class

The accompanying notes are an integral part of the financial statements.

76	|	Constellation Funds Group 2006 Annual Report

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Financial Statements

Statement of Net Assets
Constellation International Equity Fund
September 30, 2006

		Value
	Shares	(000)

Foreign Common Stock (97.4%)

Australia (4.0%)

ABB Grain	17,300	$86
Adelaide Bank	3,600	35
Adelaide Brighton	14,058	25
Amcor	33,096	183
Ansell	2,210	17
Australia & New Zealand
Banking Group	13,700	274
Bank of Queensland	6,500	75
Bendigo Bank	2,100	23
BHP Billiton	12,200	233
Caltex Australia	8,800	157
City Pacific	400	1
Coates Hire	3,175	14
Commonwealth Bank of Australia	22,263	759
David Jones	31,300	81
DCA Group	14,163	36
Downer EDI	2,396	11
Futuris	49,300	75
Insurance Australia Group	39,600	156
Leighton Holdings	8,040	116
Lend Lease	12,600	150
Lion Nathan	19,000	115
Macmahon Holdings	127,983	74
National Australia Bank	28,600	782
New Hope	100,173	102
PaperlinX	33,200	95
Perilya	12,600	27
Promina Group	41,700	184
Qantas Airways	54,190	158
Rio Tinto	10,000	522
Santos	21,900	183
Sims Group	6,400	99
Smorgon Steel Group	75,299	93
Straits Resources	19,400	58
Sunland Group	43,700	77
Symbion Health	30,200	77
TABCORP Holdings	9,300	108
Telstra	158,900	439
Woolworths	13,900	210
Zinifex	17,600	154

		6,064

Austria (0.7%)

Austrian Airlines*	4,911	45
Boehler-Uddeholm	4,772	269
Immofinanz Immobilien Anlagen*	27,000	325
Voestalpine	11,092	458

		1,097

Belgium (1.6%)

D’ieteren	34	11
Delhaize Group	6,387	536
Fortis	37,657	1,528
Solvay	2,440	316
Umicore	18	3

		2,394

		Value
	Shares	(000)

Bermuda (0.0%)

Ocean Wilsons Holdings	1,224	$10

Canada (6.9%)

Agnico-Eagle Mines	9,100	282
Alcan	12,400	494
Angiotech Pharmaceuticals*	6,400	56
Astral Media	3,900	140
Atco, Cl I	4,100	155
ATI Technologies*	4,300	92
AUR Resources	6,800	110
Bank of Montreal	11,100	671
Bank of Nova Scotia	16,800	722
Barrick Gold	11,300	347
BCE	2,000	54
Biovail	10,600	161
Canada Bread	400	21
Canadian Imperial Bank of Commerce	2,700	204
Canadian Utilities, Cl A	7,700	283
Canfor*	1,100	11
Canfor Pulp Income Fund*	110	1
Cascades	6,200	68
Celestica*	8,400	90
CGI Group, Cl A*	26,400	173
Corus Entertainment, Cl B	3,100	118
Dundee Wealth Management	1,200	13
Dundee, Cl A*	1,100	48
Empire, Cl A	1,200	44
EnCana	15,600	726
George Weston	900	57
Husky Injection Molding Systems*	100	–
Inmet Mining	3,700	140
IPSCO	1,500	130
Kingsway Financial Services	3,100	70
Linamar	4,800	55
Manulife Financial	5,300	171
Methanex	8,200	199
MI Developments, Cl A	3,400	124
National Bank of Canada	8,300	453
Norbord	9,800	71
Nortel Networks*	85,900	196
Open Text*	100	2
Petro-Canada	12,500	503
Power Financial	13,500	410
Royal Bank of Canada	20,400	904
Saputo	2,800	91
Sobeys	4,100	138
Sun Life Financial	6,300	258
Talisman Energy	4,300	70
Teck Cominco, Cl B	7,000	438
TELUS	10,300	577
Toronto-Dominion Bank	800	48
Torstar, Cl A	5,400	97
Transcontinental, Cl B	6,200	102

		10,388

The accompanying notes are an integral part of the financial statements.

Constellation Funds Group 2006 Annual Report	|	77

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Financial Statements

Statement of Net Assets
Constellation International Equity Fund
September 30, 2006

		Value
	Shares	(000)

China (0.4%)

China Life Insurance, Cl H	65,000	$127
Harbin Power Equipment, Cl H	34,000	28
PetroChina, Cl H	242,000	260
PICC Property & Casualty, Cl H	127,000	46
Weiqiao Textile, Cl H	61,000	81

		542

Denmark (0.8%)

Danske Bank	20,546	808
Monberg & Thorsen, Cl B	2,457	234
Sydbank	5,072	187

		1,229

Finland (1.5%)

Finnair	13,500	221
Nokia	84,300	1,674
Rautaruukki	11,000	316

		2,211

France (7.3%)

Air France-KLM	10,971	331
Alcatel	3,000	37
Atos Origin*	1,875	103
Capgemini	8,100	430
Christian Dior	6,000	625
Cie de Saint-Gobain	11,600	841
Ciments Francais	1,840	292
CNP Assurances	5,347	519
Compagnie Generale de Geophysique*	206	32
Compagnie Generale des
Etablissements Michelin, Cl B	8,236	604
Credit Agricole	17,681	776
Esso Ste Anonyme Francaise	1	–
Geodis	1,046	168
IDI	336	14
LDC	858	74
Natexis Banques Populaires	2,150	595
Peugeot	10,500	592
Remy Cointreau	3,928	197
Sanofi-Aventis	20,200	1,798
Societe Generale	900	143
Sodexho Alliance	9,200	510
Sucriere de Pithiviers-Le-Vieil	57	51
Total	25,764	1,691
Valeo	7,200	257
Vallourec	1,400	326
Vivendi	2,772	100

		11,106

Germany (6.9%)

Allianz	5,772	999
Bayer	25,495	1,300
DaimlerChrysler	24,300	1,214
Deutsche Bank	11,800	1,424
E.ON	14,200	1,683
Fresenius	2,500	438
		Value
	Shares	(000)

Infineon Technologies*	37,800	$448
Merck	4,164	441
Mobilcom	6,551	152
Norddeutsche Affinerie	2,361	57
Rheinmetall	3,045	222
Siemens	15,900	1,387
ThyssenKrupp	21,500	724

		10,489

Greece (0.5%)

Bank of Greece	1,666	197
Coca–Cola Hellenic Bottling	10,775	371
Hellenic Petroleum*	10,731	129

		697

Hong Kong (1.7%)

Cathay Pacific Airways	88,000	180
Chevalier International Holdings	38,000	44
China Mobile	14,000	99
CLP Holdings	50,500	306
eSun Holdings*	21,000	21
Guoco Group	10,000	128
Hang Lung Group	7,000	18
Hang Lung Properties	80,000	171
Hang Seng Bank	15,300	193
Hong Kong Ferry Holdings	5,000	5
Hongkong & Shanghai Hotels	12,588	16
HongKong Electric Holdings	29,000	136
Hopewell Holdings	24,000	68
Hopson Development Holdings	44,000	89
Jardine Strategic Holdings	4,000	46
Kerry Properties	38,500	141
Next Media	18,000	10
Shanghai Industrial Holdings	50,000	94
SUNeVision Holdings	149,500	36
Swire Pacific, Cl A	12,500	131
TAI Cheung Holdings	63,000	32
Transport International Holdings	13,200	65
Vtech Holdings	16,000	82
Wheelock	64,000	112
Wheelock Properties	105,000	81
Wing Lung Bank	10,800	106
Wing On Co International	23,100	37
Winsor PropertiesHoldings	21,000	37
Yue Yuen Industrial Holdings	18,500	57

		2,541

Ireland (0.1%)

Dragon Oil*	44,446	126

Italy (4.7%)

Banca Intesa	149,100	981
Banca Popolare di Milano	784	10
Buzzi Unicem	2,408	57
Caltagirone	4,855	51
Cam Finanziara	151,100	268
Cementir	1,110	9

The accompanying notes are an integral part of the financial statements.

78	|	Constellation Funds Group 2006 Annual Report

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Financial Statements

Statement of Net Assets
Constellation International Equity Fund
September 30, 2006

		Value
	Shares	(000)

CIR-Compagnie Industriali Riunite	77,500	$230
Danieli*	5,852	60
Davide Campari-Milano*	4,412	41
Engineering Ingegneria Informatica*	869	34
ENI	28,200	836
Fiat	38,815	619
Finmeccanica	21,917	489
Fondiaria-Sai	7,581	333
Gruppo Coin*	84,500	436
Italcementi	10,755	272
KME Group*	326,779	160
Meliorbanca*	3,953	19
Pirelli	37,663	32
San Paolo	43,782	924
Telecom Italia	387,700	1,101
UniCredito Italiano	26,800	222

		7,184

Japan (21.4%)

Acom	5,270	225
ADEKA	1,300	14
Aderans	2,800	73
Aichi Bank	700	79
Aichi Machine Industry*	7,000	19
Airport Facilities	3,600	21
All Nippon Airways*	64,000	259
Alps Electric	10,100	106
Amada*	20,000	201
AOI Electronic	700	15
AOKI Holdings	1,600	28
Aoyama Trading*	4,400	140
Asahi Breweries	19,400	283
Astellas Pharma	12,500	503
Bank of Saga	13,000	46
BMB	6,000	17
BML	1,500	32
Brother Industries	15,000	189
Calpis	5,000	37
Canon	24,250	1,265
Cawachi*	1,700	52
Central Glass	14,000	77
Chubu Steel Plate	1,200	13
Chugoku Bank	6,000	84
Chugoku Electric Power	11,000	232
Chukyo Bank	15,000	45
Citizen Watch	15,400	127
Coca-Cola Central Japan	6	50
Corona	1,900	33
Cosmo Oil	36,000	148
Dai Nippon Printing	15,000	232
Daiichikosho*	4,800	58
Daikoku Denki	900	22
Dainippon Ink and Chemicals*	33,000	120
Daisyo	1,500	21
Daiwa Securities Group	43,000	502
Ebara*	23,000	83
Eighteenth Bank	11,000	55
		Value
	Shares	(000)

Fuji Electric Holdings	34,000	$175
Fuji Heavy Industries	33,000	188
Fuji Machine Manufacturing	2,800	54
FUJIFILM Holdings	16,300	595
Fujitec	7,000	44
Fujitsu	67,000	552
Fujitsu Business Systems	1,800	29
Fujitsu Devices	3,000	38
Furukawa Electric*	32,000	211
Furuno Electric	2,000	18
Futaba	3,100	82
Hankyu Hanshin Holdings*	45,000	282
Hanwa	16,000	58
Hazama*	6,300	11
Heiwado	3,300	58
HI-LEX	1,400	19
Hitachi	104,000	607
Hitachi Cable	9,000	41
Hitachi Metals	17,000	160
Hitachi Transport System	1,400	14
Honda Motor	16,500	555
Hyakugo Bank	13,000	84
Inabata	4,300	32
Inpex Holdings*	46	365
Ishikawajima-Harima Heavy Industries	49,000	150
Itochu	5,000	39
Japan Airlines*	72,000	141
Japan Airport Terminal	6,000	66
Japan Digital Laboratory	2,500	39
Japan Tobacco	98	381
Japan Wool Textile	7,000	59
JFE Holdings	18,100	710
Kagawa Bank	6,000	35
Kaken Pharmaceutical	8,000	54
Kamei*	3,000	21
Kanto Auto Works	4,600	55
Kasumi	5,000	29
Keihanshin Real Estate	4,000	28
Kirin Brewery	22,000	294
Kobe Steel	112,000	352
Komori	5,000	102
Konaka	1,870	27
Konica Minolta Holdings	22,500	301
Kumamoto Family Bank*	8,000	16
Kurabo Industries*	18,000	49
Kyokuto Kaihatsu Kogyo	3,300	26
Kyowa Hakko Kogyo	7,000	49
Kyushu Electric Power	10,500	248
Kyushu-Shinwa Holdings	26,000	33
Maeda*	12,000	52
Maeda Road Construction	7,000	51
Maezawa Kasei Industries	1,100	17
Maezawa Kyuso Industries	1,200	19
Mandom	1,800	44
Maruzen Showa Unyu	7,000	24
Matsushita Electric Industrial	47,000	995

The accompanying notes are an integral part of the financial statements.

Constellation Funds Group 2006 Annual Report	|	79

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Financial Statements

Statement of Net Assets
Constellation International Equity Fund
September 30, 2006

		Value
	Shares	(000)

Matsuya Foods	1,300	$18
Meiko Trans	1,000	11
Meiwa Estate*	1,500	23
Mie Bank	9,000	45
Mikuni Coca-Cola Bottling	3,600	38
Mitsuba*	4,000	31
Mitsubishi Chemical Holdings	43,000	269
Mitsubishi Heavy Industries*	107,000	443
Mitsubishi Materials*	46,000	190
Mitsubishi UFJ Financial Group	143	1,840
Mitsubishi UFJ Securities	22,000	276
Mitsui Mining & Smelting*	29,000	150
Mitsui Sumitomo Insurance*	51,000	638
Mitsuuroko*	5,000	35
Mizuho Financial Group*	80	620
Nagase*	1,000	12
Nagoya Railroad	49,000	158
Nakayama Steel Works	10,000	34
Nanto Bank	17,000	93
NEC	33,000	181
NEC Fielding	1,500	19
NEC Networks & System Integration	2,900	31
New Japan Radio	2,000	13
Nichiden*	1,100	29
Nikko Cordial	30,000	348
Nippo*	8,000	65
Nippon Konpo Unyu Soko	5,000	65
Nippon Mining Holdings*	33,500	237
Nippon Oil	7,000	52
Nippon Steel	210,000	864
Nippon Telegraph & Telephone	146	717
Nishi-Nippon Railroad	1,000	4
Nissan Shatai	8,000	43
Nissei	2,200	24
Nisshin Fudosan*	1,400	20
Nisshin Seifun Group	1,000	10
Nisshin Steel	50,000	148
Nissin	3,000	12
Noritake	10,000	56
NTT DoCoMo	179	276
Ohmoto Gumi*	3,000	20
Oiles	1,500	34
Okinawa Electric Power	200	12
Okuwa	4,000	50
Ono Pharmaceutical*	4,300	191
Onoken	1,400	17
Onward Kashiyama*	10,000	144
Orient*	46,000	119
Osaka Gas	15,000	52
Osaka Steel	1,800	31
Paramount Bed	2,100	36
		Value
	Shares	(000)

Piolax	1,000	$19
Privee Investment Holdings	30,000	31
Ricoh	24,000	477
Riso Kagaku*	1,100	20
Ryosan	2,500	64
Sakata INX	1,000	5
San-In Godo Bank	11,000	101
Sanden	11,000	45
Sankyo	3,300	176
Sanshin Electronics	3,000	31
Santen Pharmaceutical	3,700	94
Sanyo Chemical Industries	5,000	34
Sanyo Electric*	88,000	179
Sanyo Shinpan Finance	2,140	85
Satori Electric	400	6
Sazaby League	1,400	41
Secom Joshinetsu*	800	15
Seikagaku	3,600	39
Seiko Epson	6,800	185
Seino Holdings*	10,000	118
Sekisui Jushi	4,000	28
Shidax*	23	24
Shindengen Electric Manufacturing	6,000	29
Shinkawa	1,300	29
Shinki	4,300	24
Shinko Securities	35,000	138
Shinko Shoji	2,200	32
Shinmaywa Industries	8,000	38
Shinsei Bank	44,000	268
Shobunsha Publications*	1,200	14
Showa Denko	18,000	78
Showa Shell Sekiyu	1,100	12
Sinanen*	6,000	30
Sintokogio	4,000	42
Sojitz*	24,400	79
Sompo Japan Insurance*	25,000	327
STB Leasing	1,400	18
Sumitomo Bakelite	11,000	83
Sumitomo Electric Industries	26,200	355
Sumitomo Metal Mining*	19,000	249
Sumitomo Mitsui Financial Group*	120	1,260
Sumitomo Osaka Cement*	28,000	83
Sumitomo Wiring Systems	1,000	19
Tachi-S	2,400	18
Taiho Kogyo	1,800	24
Taisho Pharmaceutical*	10,000	192
Takachiho Electric	1,300	17
Takagi Securities	4,000	17
Takamatsu*	2,400	42
Takefuji	4,750	218
Tamura	5,000	17

The accompanying notes are an integral part of the financial statements.

80	|	Constellation Funds Group 2006 Annual Report

Back to Contents

Financial Statements

Statement of Net Assets
Constellation International Equity Fund
September 30, 2006

		Value
	Shares	(000)

Teijin	38,000	$205
Teikoku Tsushin Kogyo	4,000	21
TKC	2,000	38
Toagosei	15,000	60
Toho Bank	7,000	30
Tohokushinsha Film*	3,000	29
Toko*	7,000	22
Tokushima Bank	4,000	27
Tokyo Dome	9,000	45
Tokyo Electric Power	28,800	829
Tokyo Steel Manufacturing	4,500	71
Tokyo Style*	7,000	84
Tokyu Community	1,000	30
Toppan Printing	14,000	155
Topy Industries	16,000	61
Torii Pharmaceutical	2,000	37
Toshiba TEC	18,000	84
Toyota Motor	20,500	1,114
Trusco Nakayama	2,200	42
UFJ Central Leasing	1,600	73
Unimat Life	1,400	18
Unipres	2,900	24
UNY	10,000	133
Wakita*	4,000	32
West Japan Railway	72	308
Yamato Kogyo	4,800	103
Yorozu	1,400	15
Yuraku Real Estate*	4,000	25
Yurtec	6,000	28

		32,440

Mauritius (0.0%)

Golden Agri-Resources	33,000	18

Netherlands (4.8%)

ABN AMRO Holding	24,778	723
Aegon	18,909	355
Buhrmann	14,900	225
Fortis Bank Nederland Holding*	3,125	–
Getronics*	1,423	10
Hunter Douglas	272	19
ING Groep	6,400	281
Koninklijke DSM	11,700	513
OPG Groep	200	19
Royal Dutch Shell, Cl A	42,000	1,383
Royal Dutch Shell, Cl B	73,700	2,501
Unilever	47,600	1,171
Van der Moolen Holding	2,081	13

		7,213

		Value
	Shares	(000)

New Zealand (0.1%)

Mainfreight	12,403	$53
New Zealand Refining	13,658	56

		109

Norway (0.5%)

Aker Yards	143	11
Norsk Hydro	31,500	704

		715

Portugal (0.3%)

Banco Comercial Portugues	68,297	212
Banco Espirito Santo	20,378	312

		524

Singapore (0.5%)

Asia Food & Properties	168,000	90
Guocoland	36,000	54
Jardine Cycle & Carriage	10,000	76
Singapore Airlines	22,000	202
United Overseas Bank	34,000	349

		771

South Korea (3.2%)

Daelim Industrial	1,680	114
Doosan Heavy Industries and
Construction	3,280	136
Green Cross Holdings	180	11
Hyundai Development	2,840	127
Hyundai Mipo Dockyard	880	110
Hyundai Motor	5,210	446
Kia Motors	10,160	165
Kookmin Bank	7,420	585
Korea Electric Power	6,630	258
Korea Zinc	1,250	113
Lotte Confectionery	80	98
NHN	1,650	173
POSCO	2,107	546
S-Oil	1,540	103
Samsung Electronics	800	562
Samsung Heavy Industries	8,090	198
Samsung Securities	2,490	142
Samsung Techwin	3,940	162
Shinhan Financial Group	8,460	381
SK Telecom ADR	1,130	241
Woori Finance Holdings	11,250	237

		4,908

The accompanying notes are an integral part of the financial statements.

Constellation Funds Group 2006 Annual Report	|	81

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Financial Statements

Statement of Net Assets
Constellation International Equity Fund
September 30, 2006

	Shares	Value (000)

Spain (4.7%)

Altadis	1,200	$57
Banco Bilbao Vizcaya Argentaria*	8,000	185
Banco Popular Espanol*	15,627	256
Banco Santander Central Hispano	132,000	2,087
Cementos Portland Valderrivas	2,024	217
Fomento de Construcciones
y Contratas	5,470	437
Iberdrola	30,400	1,361
Iberia Lineas Aereas de Espana	94,309	253
Inmobiliaria Urbis*	5,209	171
Repsol YPF	9,000	268
Sol Melia*	3,015	54
Telefonica	98,590	1,709

		7,055

Sweden (1.7%)

Boliden*	23,000	436
Bure Equity*	23,599	10
Nordea Bank	2,745	36
Saab, Cl B	10,900	274
SAS*	20,000	261
SKF, Cl B*	1,654	24
Ssab Svenskt Stal, Cl B*	21,643	384
Tele2	27,800	281
TeliaSonera	131,200	842

		2,548

Switzerland (7.0%)

Banque Cantonale de Geneve*	107	21
Barry Callebaut*	24	12
Bobst Group	1,207	53
Bucher Industries*	193	18
Ciba Specialty Chemicals	6,590	398
Compagnie Financiere Richemont	4,781	230
Credit Suisse Group	24,612	1,424
Georg Fischer	240	113
Holcim	1,788	146
Kardex	4,400	176
Nestle	1,500	523
Novartis	20,100	1,174
Roche Holding	4,726	817
Schweizerische National-
Versicherungs-Gesellschaft	137	78
Serono	509	440
Siegfried Holding	1,687	236
Sulzer	390	311
Swiss Life Holding	1,890	442
Swiss Reinsurance	12,400	949
UBS*	27,900	1,669
WMH Walter Meier	93	10
Zueblin Immobilien Holding	21,900	183
Zurich Financial Services	4,960	1,219

		10,642

	Shares	Value (000)

United Kingdom (16.1%)

Amec	35,667	$239
Amvescap	53,000	575
Anglo American	33,700	1,409
Antofagasta	26,000	223
Arla Foods UK	8,475	9
AstraZeneca	4,200	262
Aviva	82,343	1,207
BAE Systems	113,955	843
Barclays	20,558	259
BHP Billiton	1,813	31
BP	97,200	1,059
British Airways*	5,411	43
British Energy Group*	22,050	240
British Polythene Industries	1,744	14
BT Group	181,990	913
Compass Group	134,000	673
Corus Group	64,000	465
F&C Asset Management	66,000	251
Gallaher Group	32,150	526
GlaxoSmithKline	38,400	1,022
HBOS	74,785	1,480
Henderson Group	70,964	121
HSBC Holdings	39,268	716
HSBC Holdings	18,800	343
Investec	36,581	359
Kazakhmys	19,950	429
Legal & General Group	284,000	758
Lloyds TSB Group	14,000	141
LogicaCMG	97,385	283
Millennium & Copthorne Hotels	10,460	94
Old Mutual	243,000	762
Provident Financial	26,100	306
Prudential	80,500	1,000
Resolution	5,167	60
Rio Tinto	28,189	1,333
Royal Bank of Scotland Group	63,361	2,181
Scottish & Newcastle	50,000	534
Severn Trent	1,104	28
Shire	32,137	534
Tate & Lyle	31,790	428
Tesco	19,000	128
Unilever	40,275	993
United Utilities	18,703	247
Vedanta Resources	18,800	409
Vodafone Group	177,450	406

		24,336

Total Foreign Common Stock
(Cost $134,565)		147,357

The accompanying notes are an integral part of the financial statements.

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Financial Statements

Statement of Net Assets
Constellation International Equity Fund
September 30, 2006

Value (000)

Total Investments (97.4%)
(Cost $134,565)	$147,357

Other assets and liabilities (2.6)%

Payable for investment securities purchased	(520)
Payable due to Investment Advisor	(62)
Payable due to Shareholder Servicing Agent	(31)
Payable due to Administrator	(18)
Payable for capital shares redeemed	(10)
Other assets and liabilities, net	4,620

Total Other assets and liabilities	3,979

Net assets (100.0%)	$151,336

Net assets consist of:

Portfolio capital
(unlimited authorization – no par value)	$131,549
Undistributed net investment income	1,654
Accumulated net realized gain on investments	5,285
Net unrealized appreciation on investments	12,792
Net unrealized appreciation on foreign
currency and translation of other
assets and liabilities denominated in
foreign currency	56

Net assets	$151,336

Net asset value, offering and redemption
price per share–Class II Shares
($151,336,063 ÷ 14,927,721 shares)	$10.14

* Non-income producing security.
ADR – American Depositary Receipt
Cl – Class
Amounts designated as ‘‘—’’ are either $0 or have been rounded to $0.

Sector Weightings	% of Net Assets	Value (000)

Foreign Common Stock
Financials	32.3%	$48,936
Industrials	15.6	23,610
Consumer Discretionary	10.3	15,558
Energy	7.7	11,702
Materials	7.6	11,422
Telecommunication Services	6.5	9,809
Health Care	5.7	8,671
Consumer Staples	4.5	6,828
Utilities	4.4	6,625
Information Technology	2.8	4,196

Total Foreign Common Stock	97.4	147,357
Other Assets and Liabilities	2.6	3,979

Net Assets	100.0%	$151,336

The accompanying notes are an integral part of the financial statements.

Constellation Funds Group 2006 Annual Report	|	83

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Financial Statements

Statement of Net Assets
Constellation Small Cap Value Opportunities Fund
September 30, 2006

		Value
	Shares	(000)

Common Stock (93.3%)

Consumer Discretionary (13.7%)

American Greetings, Cl A	140,702	$3,253
Audiovox, Cl A*	65,000	905
Belo, Cl A	195,500	3,091
Benihana, Cl A*	16,295	473
Bob Evans Farms	42,730	1,294
Callaway Golf	199,700	2,618
Domino’s Pizza	60,790	1,559
Finish Line, Cl A	243,200	3,069
Jack In The Box*	17,340	905
Jarden (A)*	43,000	1,418
K-Swiss, Cl A	52,200	1,569
Men’s Wearhouse	40,380	1,503
Phillips-Van Heusen	39,210	1,638
Pinnacle Entertainment*	35,750	1,005
Polaris Industries	62,900	2,588
Spartan Motors	57,720	1,087
Steiner Leisure*	42,100	1,770
Tween Brands*	29,780	1,120
United Auto Group	73,300	1,715
WMS Industries*	51,120	1,493

		34,073

Consumer Staples (1.8%)

BJ’s Wholesale Club*	32,350	944
Del Monte Foods	155,300	1,623
Flowers Foods (A)	43,240	1,162
NBTY*	30,170	883

		4,612

Energy (14.2%)

Berry Petroleum, Cl A	140,000	3,943
Cimarex Energy	180,400	6,348
Comstock Resources*	49,610	1,347
Encore Acquisition*	211,600	5,150
Helix Energy Solutions Group*	29,604	989
Helmerich & Payne	139,000	3,201
Hornbeck Offshore Services*	43,987	1,474
Hydril*	16,160	906
James River Coal*	106,100	1,119
Lufkin Industries	23,600	1,249
Oil States International (A)*	46,030	1,266
Southwestern Energy*	51,500	1,538
Tidewater	68,800	3,040
Whiting Petroleum*	95,100	3,814

		35,384

Financials (20.0%)

1st Source	52,800	1,559
Advanta, Cl B	47,860	1,766
BioMed Realty Trust	51,200	1,553
Cardinal Financial	114,360	1,253
Columbia Equity Trust	91,260	1,519
Commercial Capital Bancorp	105,700	1,685
Corporate Office Properties Trust	29,670	1,328
Delphi Financial Group, Cl A	39,580	1,578
		Value
	Shares	(000)

DiamondRock Hospitality	76,190	$1,266
EastGroup Properties	32,570	1,624
First Community Bancorp	19,710	1,103
First Midwest Bancorp	35,280	1,337
First Republic Bank	34,255	1,458
First State Bancorporation	52,900	1,374
Fpic Insurance Group*	43,030	1,704
Greater Bay Bancorp	53,300	1,504
Hanmi Financial	67,400	1,321
Heritage Commerce	66,390	1,536
Hub International	50,340	1,456
IPC Holdings	43,120	1,312
LaSalle Hotel Properties (A)	29,050	1,259
MAF Bancorp	37,892	1,565
Maguire Properties	32,270	1,315
Mid-America Apartment Communities	27,540	1,686
Navigators Group*	27,270	1,309
Preferred Bank	21,340	1,280
ProAssurance*	26,960	1,329
Provident Bankshares	35,260	1,306
RLI	15,040	764
Signature Bank*	56,910	1,760
Sterling Bancorp	30,940	608
UCBH Holdings	39,000	681
UMB Financial	48,380	1,769
United America Indemnity, Cl A*	63,350	1,423
United Fire & Casualty	46,600	1,459
Virginia Commerce Bancorp*	51,777	1,149

		49,898

Health Care (6.1%)

Analogic	72,477	3,720
Apria Healthcare Group*	128,300	2,533
Genesis HealthCare*	26,450	1,260
Magellan Health Services*	27,130	1,156
PolyMedica	42,800	1,832
Providence Service*	60,460	1,668
Trizetto Group*	123,600	1,871
West Pharmaceutical Services	30,950	1,215

		15,255

Industrials (19.8%)

AAR*	57,960	1,382
ACCO Brands*	164,400	3,660
Airtran Holdings*	294,200	2,918
Alaska Air Group*	39,570	1,505
Amerco*	8,680	644
American Commercial Lines*	30,267	1,799
Astec Industries*	50,990	1,288
Banta	27,190	1,294
Barnes Group	54,660	960
Brink’s	32,100	1,703
Clean Harbors*	52,240	2,275
Consolidated Graphics*	31,910	1,920
Ennis	73,500	1,591
EnPro Industries*	20,830	626
FTI Consulting*	37,910	950

The accompanying notes are an integral part of the financial statements.

84	|	Constellation Funds Group 2006 Annual Report

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Financial Statements

Statement of Net Assets
Constellation Small Cap Value Opportunities Fund
September 30, 2006

		Value
	Shares	(000)

Gardner Denver*	30,990	$1,025
Greenbrier	93,700	2,718
Griffon*	67,490	1,611
Kadant*	52,430	1,288
Kaman	60,130	1,083
Kaydon	43,700	1,618
KHD Humboldt Wedag International*	27,130	885
Kirby*	26,410	827
Lincoln Electric Holdings	19,600	1,067
Sterling Construction*	46,290	929
Tetra Tech*	53,240	927
Titan International (A)	65,360	1,182
Trinity Industries	81,100	2,609
Washington Group International*	62,760	3,694
Watts Water Technologies, Cl A	20,850	662
Werner Enterprises	141,500	2,648

		49,288

Information Technology (8.6%)

ATMI*	43,500	1,264
Belden CDT	21,230	812
Benchmark Electronics*	53,945	1,450
Brocade Communications Systems*	201,410	1,422
CACI International, Cl A*	23,360	1,285
CommScope*	40,880	1,343
eFunds*	39,940	966
Emulex*	63,240	1,149
Gerber Scientific*	85,480	1,280
Gevity HR	62,450	1,423
Macrovision*	54,840	1,299
Mobility Electronics*	123,700	688
MoneyGram International	45,300	1,316
ON Semiconductor*	155,350	913
Polycom*	69,910	1,715
THQ*	43,560	1,271
Transaction Systems Architects*	18,390	631
Varian Semiconductor Equipment
Associates*	36,910	1,355

		21,582

Materials (3.7%)

Arch Chemicals	22,410	637
Bowater	143,500	2,952
Brush Engineered Materials*	38,070	947
Century Aluminum*	41,800	1,407
Glatfelter	50,770	688
Martin Marietta Materials	19,300	1,633
OM Group*	20,600	905

		9,169

Telecommunication Services (1.1%)

Arris Group*	102,570	1,175
IDT, Cl B*	109,560	1,580

		2,755

Utilities (4.3%)

Allete	17,710	769
El Paso Electric	46,820	1,046
		Value
	Shares	(000)

National Fuel Gas	83,800	$3,046
New Jersey Resources	31,030	1,530
UGI	60,900	1,489
Unisource Energy	18,990	633
WPS Resources	47,000	2,333

		10,846

Total Common Stock
(Cost $ 233,205)		232,862

Short-Term Investment Held as Collateral for Loaned
Securities (2.2%)

BlackRock Institutional Money
Market Trust, 5.36% (B)	5,378,838	5,379

Total Short-Term Investment Held as
Collateral for Loaned Securities
(Cost $5,379)		5,379

Cash Equivalent (7.9%)

PNC Bank Money Market Fund,
4.80% (B)	19,722,298	19,722

Total Cash Equivalent
(Cost $19,722)		19,722

Total Investments (103.4%)
(Cost $258,306)		257,963

Other assets and liabilities (-3.4)%

Obligation to return securities lending collateral		(5,379)
Payable for investment securities purchased		(4,476)
Payable for capital shares redeemed		(490)
Payable due to Investment Advisor		(198)
Payable due to Shareholder Servicing Agent		(52)
Payable due to Administrator		(30)
Other assets and liabilities, net		2,093

Total Other assets and liabilities		(8,532)

Net assets (100.0%)		$249,431

Net assets consist of:

Portfolio capital
(unlimited authorization – no par value)		$244,085
Accumulated net realized gain on investments		5,689
Net unrealized depreciation on investments		(343)

Net assets		$249,431

Net asset value, offering and redemption
price per share–Class II Shares
($249,431,235 ÷ 13,167,229 shares)		$18.94

*	Non-income producing security.
(A)	The security or a portion of this security was on loan at September 30, 2006. The total value of securities on loan at September 30, 2006 was $5,124,564.
(B)	The rate shown was the 7-day effective yield as of September 30, 2006.
Cl – Class

The accompanying notes are an integral part of the financial statements.

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Financial Statements

Schedule of Investments
Constellation Strategic Value and High Income Fund
September 30, 2006

		Value
	Shares	(000)

Affiliated Equity Fund (59.3%)

Constellation Small Cap Value Opportunities Fund, Class II Shares	79,627	$1,508

Total Affiliated Equity Fund
(Cost $1,390)		1,508

Affiliated Fixed Income Funds (41.0%)

Constellation Chartwell Ultra Short
Duration Fixed Income Fund,
Class I Shares	51,908	522
Constellation Clover Core Fixed
Income Fund, Class I Shares	54,204	520

Total Affiliated Fixed Income Funds
(Cost $1,036)		1,042

Total Investments (100.3%)
(Cost $2,426)		$2,550

Percentages are based on Net Assets of $2,541,692.

The accompanying notes are an integral part of the financial statements.

86	|	Constellation Funds Group 2006 Annual Report

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Financial Statements

Statements of Assets and Liabilities (000)

	Constellation TIP Mid Cap Fund	Constellation Strategic Value and High Income Fund

	09/30/06	09/30/06

Assets:
Investment securities at cost	$83,389	$–
Investments in affiliated funds at cost	–	2,426

Investment securities at value	$84,412	$–
Investments in affiliated funds at value	–	2,550
Receivable for capital shares sold	7,930	–
Receivable for investment securities sold	6,354	–
Receivable for dividend and interest income	93	–
Prepaid expenses	1	–
Income distributions receivable from affiliated funds	–	4
Receivable from investment advisor	–	3

Total assets	98,790	2,557

Liabilities:
Payable for investment securities purchased	11,356	4
Accrued expenses	28	11
Payable due to Investment Advisor	16	–
Payable due to Administrator	7	–
Payable for capital shares redeemed	1	–

Total liabilities	11,408	15

Net assets	$87,382	$2,542

Net assets consist of:
Portfolio capital (unlimited authorization – no par value)	$86,623	$2,420
Undistributed net investment income	70	–
Accumulated net realized loss on investments	(334)	(2)
Net unrealized appreciation on investments	1,023	124

Net assets	$87,382	$2,542

Net asset value, offering and redemption price per share - Class I ($87,031,900 ÷ 5,696,876 shares) and ($2 ÷,541,692 175,982 shares), respectively.	$15.28	$14.44

Net asset value, offering and redemption price per share - Class II ($350,232 ÷ 22,956 shares)	$15.26	$ N/A

The accompanying notes are an integral part of the financial statements.

Constellation Funds Group 2006 Annual Report	|	87

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Financial Statements

Statements of Operations (000)

	Constellation Clover Core Value Fund	Constellation Clover Small Cap Value Fund	Constellation Clover Core Fixed Income Fund

	year ended 9/30/06	year ended 9/30/06	year ended 9/30/06

Investment Income:
Dividend	$1,848	$2,985	$18
Interest	–	–	1,238
Securities lending	25	119	1
Foreign taxes withheld	(9)	–	–

Total Investment Income	1,864	3,104	1,257

Expenses:
Investment advisory fees	894	2,801	113
Administrator fees	164	481	37
Trustees’ fees	12	36	2
Shareholder servicing fees(1)	–	–	–
Transfer agent fees	139	633	49
Custodian fees	35	123	5
Professional fees	31	64	17
Registration fees	29	111	8
Printing fees	20	61	5
Insurance and other fees	14	41	3

Total expenses	1,338	4,351	239

Less:
Investment advisory fees waived	–	–	(10)
Fees paid indirectly	(20)	(27)	(5)

Net expenses	1,318	4,324	224

Net investment income (loss)	546	(1,220)	1,033

Net realized gain (loss) from investment securities sold	17,333	74,451	(218)
Net change in unrealized appreciation (depreciation) of investment securities	(9,531)	(44,693)	(175)

Net realized and unrealized gain (loss) on investments	7,802	29,758	(393)

Net increase in net assets resulting from operations	$8,348	$28,538	$640

(1)	Attributable to Class II Shares only.
Amounts designated as “–” are either $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

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Financial Statements

Constellation	Constellation	Constellation
Chartwell Ultra	Chartwell Short	HLAM Large	Constellation	Constellation	Constellation
Short Duration	Duration Fixed	Cap Quality	Pitcairn Diversified	Pitcairn Select	Pitcairn Diversified
Fixed Income Fund	Income Fund	Stock Fund	Value Fund	Value Fund	Growth Fund

year ended	year ended	year ended	year ended	year ended	year ended
9/30/06	9/30/06	9/30/06	9/30/06	9/30/06	9/30/06

$3	$1	$205	$3,918	$1,452	$1,279
11,231	4,317	–	–	–	–
–	10	4	47	19	68
–	–	(1)	–	–	(1)

11,234	4,328	208	3,965	1,471	1,346

564	231	102	1,090	398	763
329	135	21	241	90	171
25	10	2	17	6	12
–	–	35	414	153	293
403	199	43	59	32	37
30	16	6	23	11	12
48	26	13	41	21	35
92	34	4	44	18	30
42	18	3	33	12	23
25	11	2	18	7	13

1,558	680	231	1,980	748	1,389

(4)	(15)	(50)	(228)	(74)	(158)
(7)	(3)	(8)	–	–	–

1,547	662	173	1,752	674	1,231

9,687	3,666	35	2,213	797	115

(337)	(584)	1,766	5,167	5,306	6,209
(571)	(410)	(213)	9,323	(489)	(324)

(908)	(994)	1,553	14,490	4,817	5,885

$8,779	$2,672	$1,588	$16,703	$5,614	$6,000

Constellation Funds Group 2006 Annual Report	|	89

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Financial Statements

Statements of Operations (000)

	Constellation	Constellation	Constellation
	Pitcairn Small	Pitcairn Family	Pitcairn Taxable
	Cap Fund	Heritage® Fund	Bond Fund

	year ended	year ended	year ended
	9/30/06	9/30/06	9/30/06

Investment Income:
Dividend	$686	$1,210	$24
Interest	–	–	2,479
Securities lending	115	25	6
Foreign taxes withheld	(1)	–	–

Total Investment Income	800	1,235	2,509

Expenses:
Investment advisory fees	574	705	169
Administrator fees	130	121	67
Trustees’ fees	9	8	5
Shareholder servicing fees(1)	222	207	116
Transfer agent fees	49	50	30
Custodian fees	28	9	7
Professional fees	28	25	20
Registration fees	24	23	13
Printing fees	18	17	9
Insurance and other fees	10	10	5

Total expenses	1,092	1,175	441

Less:
Investment advisory fees waived	(153)	(138)	(41)
Reimbursement from investment advisor	–	–	–
Fees paid indirectly	(1)	–	–

Net expenses	938	1,037	400

Net investment income (loss)	(138)	198	2,109

Net realized gain (loss) from investment securities sold	7,012	3,638	(356)
Capital gain distributions received from affiliated funds	–	–	–
Net realized gain from foreign currency transactions	–	–	–
Net change in unrealized appreciation (depreciation) of investment securities	(1,835)	(1,310)	(517)
Net change in unrealized appreciation on translation of foreign currency and other assets and liabilities denominated in foreign currency	–	–	–

Net realized and unrealized gain (loss) on investments	5,177	2,328	(873)

Net increase (decrease) in net assets resulting from operations	$5,039	$2,526	$1,236

*
Dividend income, net realized gain from investment securities sold, capital gain distributions received from affiliated funds and net change in unrealized depreciation of investment securities are attributable to the underlying investments in affiliated investment companies.

(1)	Attributable to Class II Shares only.
Amounts designated as “–” are either $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

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Financial Statements

Constellation Pitcairn Tax–Exempt Bond Fund	Constellation Sands Capital Select Growth Fund	Constellation TIP Mid Cap Fund	Constellation TIP Healthcare & Biotechnology Fund	Constellation International Equity Fund	Constellation Small Cap Value Opportunities Fund	Constellation Strategic Value and High Income Fund

year ended 9/30/06	year ended 9/30/06	year ended 9/30/06	year ended 9/30/06	year ended 9/30/06	year ended 9/30/06	year ended 9/30/06

$–	$1,483	$152	$503	$3,893	$2,150	$32	*
5,322	–	–	–	–	–	–
–	122	–	33	–	33	–
–	(34)	–	–	(378)	–	–

5,322	1,571	152	536	3,515	2,183	32

320	3,829	70	694	1,283	1,775	2
167	632	13	92	205	267	2
11	39	–	6	14	15	–
286	695	–	158	351	458	–
39	441	38	151	40	319	25
18	78	16	13	265	89	1
33	104	17	22	37	44	11
30	59	–	14	33	15	–
23	93	4	13	28	30	1
13	43	1	7	44	13	–

940	6,013	159	1,170	2,300	3,025	42

(163)	(551)	(70)	–	(315)	(40)	(2)
–	–	(9)	–	–	–	(35)
–	(8)	–	(7)	–	(17)	(1)

777	5,454	80	1,163	1,985	2,968	4

4,545	(3,883)	72	(627)	1,530	(785)	28

353	(6,347)	(335)	1,219	31,703	6,793	(6	)*
–	–	–	–	–	–	6	*
–	–	–	–	30	–	–
(891)	(17,799)	907	(457)	(11,428)	(5,774)	(13	)*
–	–	–	–	57	–	–

(538)	(24,146)	572	762	20,362	1,019	(13)

$4,007	$(28,029)	$644	$135	$21,892	$234	$15

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Financial Statements

Statements of Changes in Net Assets (000)

	Constellation Clover		Constellation Clover
	Core Value Fund		Small Cap Value Fund

	year ended	year ended	year ended	year ended
	9/30/06	9/30/05	9/30/06	9/30/05

Investment activities:
Net investment income (loss)	$546	$235	$(1,220)	$(2,461)
Net realized gain (loss) from investment securities sold	17,333	12,077	74,451	71,862
Net change in unrealized appreciation (depreciation) of investment securities	(9,531)	9,515	(44,693)	8,593

Net increase (decrease) in net assets resulting from operations	8,348	21,827	28,538	77,994

Dividends and distributions to shareholders:
Net investment income
Class I Shares	(549)	(247)	–	–
Class II Shares	–	–	–	–
Realized capital gains
Class I Shares	(9,232)	(5,134)	(60,867)	–
Class II/Investor A Shares	–	–	–	–

Total dividends and distributions	(9,781)	(5,381)	(60,867)	–

Capital share transactions:
Class I Shares
Proceeds from shares issued	21,532	124,720	37,824	90,562
Proceeds from shares issued in lieu of cash distributions	9,501	5,275	59,758	–
Proceeds from shares issued in connection with conversion into Class I Shares(1)	–	–	–	–
Cost of shares redeemed	(100,813)	(34,904)	(255,985)	(258,823)

Net increase (decrease) in net assets from Class I Shares transactions	(69,780)	95,091	(158,403)	(168,261)

Class II/Investor A Shares
Proceeds from shares issued	–	–	–	–
Proceeds from shares issued in lieu of cash distributions	–	–	–	–
Cost of shares redeemed in connection with conversion into Class I Shares(1)	–	–	–	–
Proceeds issued in connection with conversion into Class II Shares(3)	–	–	–	–
Cost of shares redeemed	–	–	–	–

Net decrease in net assets from Class II/Investor A Shares transactions	–	–	–	–

Investor B Shares
Proceeds from shares issued	–	–	–	–
Proceeds issued in connection with conversion into Class II Shares(3)	–	–	–	–
Cost of shares redeemed	–	–	–	–

Net decrease in net assets from Investor B Shares transactions	–	–	–	–

Net increase (decrease) in net assets from capital share transactions	(69,780)	95,091	(158,403)	(168,261)

Total increase (decrease) in net assets	(71,213)	111,537	(190,732)	(90,267)

Net assets:
Beginning of period	171,251	59,714	450,011	540,278

End of period	$100,038	$171,251	$259,279	$450,011

Undistributed net investment income (Distributions in excess of net investment income)	$(3)	$(1)	$–	$46

Shares issued and redeemed:
Class I Shares
Issued	1,178	7,026	1,478	3,505
Issued in lieu of cash distributions	535	307	2,558	–
Issued in connection with conversion into Class I Shares(1)	–	–	–	–
Redeemed	(5,427)	(1,939)	(9,992)	(9,957)

Increase (decrease) in Class I Shares	(3,714)	5,394	(5,956)	(6,452)

Class II/Investor A Shares
Issued	–	–	–	–
Issued in lieu of cash distributions	–	–	–	–
Redeemed in connection with conversion into Class I Shares(1)	–	–	–	–
Issued in connection with conversion into Class II Shares(3)	–	–	–	–
Redeemed	–	–	–	–

Decrease in Class II/Investor A Shares	–	–	–	–

Investor B Shares
Issued	–	–	–	–
Redeemed in connection with conversion into Class II Shares(3)	–	–	–	–
Redeemed	–	–	–	–

Decrease in Investor B Shares	–	–	–	–

Net increase (decrease) in share transactions	(3,714)	5,394	(5,956)	(6,452)

(1)	On January 28, 2005, Class II Shares merged into Class I Shares. See Note 10 in Notes to Financial Statements for additional information.
(2)
On November 8, 2004 the Constellation Funds acquired the assets and liabilities of the Hilliard Lyons Growth Fund, Inc. in a tax-free reorganization.
See Note 10 in Notes to Financial Statements for additional incomation. The Fund changed its fiscal year end from December 31, to September 30.

(3)
On November 8, 2004, Investor A Shares were converted into Class II Shares. Subsequently, Investor B Shares were fully liquidated and exchanged for Class II Shares. See Note 10 in Notes to Financial Statements for additional information.

92	|	Constellation Funds Group 2006 Annual Report

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Financial Statements

		Constellation Chartwell		Constellation Chartwell
Constellation Clover		Ultra Short Duration		Short Duration		Constellation HLAM Large Cap
Core Fixed Income Fund		Fixed Income Fund		Fixed Income Fund		Quality Stock Fund

year ended	year ended	year ended	year ended	year ended	year ended	year ended	1/1/05 thru	year ended
9/30/06	9/30/05	9/30/06	9/30/05	9/30/06	9/30/05	9/30/06	9/30/05	12/31/04(2)

$1,033	$1,152	$9,687	$10,308	$3,666	$4,455	$35	$(10)	$(35)
(218)	664	(337)	171	(584)	(180)	1,766	3,698	6,721
(175)	(1,101)	(571)	(1,071)	(410)	(1,390)	(213)	(4,183)	(5,981)

640	715	8,779	9,408	2,672	2,885	1,588	(495)	705

(1,048)	(1,211)	(9,756)	(10,513)	(3,967)	(5,053)	–	–	–
–	–	–	(63)	–	(195)	(35)	–	–

(608)	(395)	–	–	–	–	–	–	–
–	–	–	–	–	–	(3,853)	(956)	(3,543)

(1,656)	(1,606)	(9,756)	(10,576)	(3,967)	(5,248)	(3,888)	(956)	(3,543)

4,778	10,191	36,787	110,726	2,812	9,316	–	–	–
1,602	1,529	9,413	10,207	3,911	4,885	–	–	–
–	–	–	7,625	–	25,880	–	–	–
(9,841)	(16,997)	(176,729)	(214,111)	(42,171)	(97,355)	–	–	–

(3,461)	(5,277)	(130,529)	(85,553)	(35,448)	(57,274)	–	–	–

–	–	–	1,265	–	24,452	425	971	1,180
–	–	–	40	–	119	3,746	916	3,377
–	–	–	(7,625)	–	(25,880)	–	–	–
–	–	–	–	–	–	–	–	3,415
–	–	–	(2,566)	–	(1,337)	(5,707)	(5,255)	(20,003)

–	–	–	(8,886)	–	(2,646)	(1,536)	(3,368)	(12,031)

–	–	–	–	–	–	–	–	60
–	–	–	–	–	–	–	–	(3,415)
–	–	–	–	–	–	–	–	(2,463)

–	–	–	–	–	–	–	–	(5,818)

(3,461)	(5,277)	(130,529)	(94,439)	(35,448)	(59,920)	(1,536)	(3,368)	(17,849)

(4,477)	(6,168)	(131,506)	(95,607)	(36,743)	(62,283)	(3,836)	(4,819)	(20,687)

26,166	32,334	305,222	400,829	112,833	175,116	16,140	20,959	41,646

$21,689	$26,166	$173,716	$305,222	$76,090	$112,833	$12,304	$16,140	$20,959

$–	$–	$–	$1	$–	$(4)	$–	$–	$–

498	1,014	3,668	10,957	289	934	–	–	–
166	152	938	1,010	402	490	–	–	–
–	–	–	755	–	2,606	–	–	–
(1,034)	(1,682)	(17,613)	(21,188)	(4,331)	(9,747)	–	–	–

(370)	(516)	(13,007)	(8,466)	(3,640)	(5,717)	–	–	–

–	–	–	124	–	2,445	26	45	46
–	–	–	4	–	12	239	46	156
–	–	–	(752)	–	(2,613)	–	–	–
–	–	–	–	–	–	–	–	137
–	–	–	(252)	–	(134)	(344)	(252)	(816)

–	–	–	(876)	–	(290)	(79)	(161)	(477)

–	–	–	–	–	–	–	–	3
–	–	–	–	–	–	–	–	(144)
–	–	–	–	–	–	–	–	(106)

–	–	–	–	–	–	–	–	(247)

(370)	(516)	(13,007)	(9,342)	(3,640)	(6,007)	(79)	(161)	(724)

Amounts designated as “–” are either $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

Constellation Funds Group 2006 Annual Report	|	93

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Financial Statements

Statements of Changes in Net Assets (000)

	Constellation Pitcairn		Constellation Pitcairn
	Diversified Value Fund		Select Value Fund

	year ended	year ended	year ended	year ended
	9/30/06	9/30/05	9/30/06	9/30/05

Investment activities:
Net investment income (loss)	$2,213	$1,691	$797	$405
Net realized gain (loss) from investment securities sold	5,167	13,595	5,306	6,622
Net change in unrealized appreciation (depreciation) of
investment securities	9,323	5,032	(489)	(1,620)

Net increase in net assets resulting from operations	16,703	20,318	5,614	5,407

Dividends and distributions to shareholders:
Net investment income
Class II Shares	(2,247)	(1,707)	(815)	(407)
Realized capital gains
Class II Shares	(13,479)	–	(6,049)	(884)
Distribution in Excess
Class II Shares	–	–	–	–

Total dividends and distributions	(15,726)	(1,707)	(6,864)	(1,291)

Capital share transactions:
Class II Shares
Proceeds from shares issued	7,838	6,497	3,179	3,929
Proceeds from shares issued in lieu of cash distributions	4,210	113	2,180	486
Cost of shares redeemed	(13,970)	(8,881)	(9,588)	(4,948)

Net increase (decrease) in net assets from Class II Shares transactions	(1,922)	(2,271)	(4,229)	(533)

Total increase (decrease) in net assets	(945)	16,340	(5,479)	3,583

Net assets:
Beginning of year	168,542	152,202	65,400	61,817

End of year	$167,597	$168,542	$59,921	$65,400

Undistributed net investment income (Distributions in excess of net
investment income)	$(5)	$–	$(3)	$–

Shares issued and redeemed:
Class II Shares
Issued	640	537	289	348
Issued in lieu of cash distributions	358	9	205	42
Redeemed	(1,138)	(735)	(860)	(440)

Increase (decrease) in Class II Shares	(140)	(189)	(366)	(50)

Amounts designated as “–” are either $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

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Financial Statements

Constellation Pitcairn		Constellation Pitcairn		Constellation Pitcairn		Constellation Pitcairn		Constellation Pitcairn
Diversified Growth Fund		Small Cap Fund		Family Heritage® Fund		Taxable Bond Fund		Tax–Exempt Bond Fund

year ended	year ended	year ended	year ended	year ended	year ended	year ended	year ended	year ended	year ended
9/30/06	9/30/05	9/30/06	9/30/05	9/30/06	9/30/05	9/30/06	9/30/05	9/30/06	9/30/05

$115	$535	$(138)	$(261)	$198	$413	$2,109	$1,951	$4,545	$4,383
6,209	147	7,012	12,671	3,638	4,188	(356)	(111)	353	1,242

(324)	8,563	(1,835)	(4,457)	(1,310)	645	(517)	(1,116)	(891)	(2,509)

6,000	9,245	5,039	7,953	2,526	5,246	1,236	724	4,007	3,116

(121)	(536)	–	–	(202)	(418)	(2,111)	(1,946)	(4,431)	(4,403)

–	–	(12,656)	(732)	–	–	–	–	(1,409)	(716)

–	–	–	–	(25)	–	–	–	–	–

(121)	(536)	(12,656)	(732)	(227)	(418)	(2,111)	(1,946)	(5,840)	(5,119)

7,078	13,521	3,653	2,648	2,147	5,302	4,636	9,455	18,284	10,981
8	58	4,109	359	29	52	497	491	492	336
(12,027)	(10,256)	(13,187)	(7,137)	(8,542)	(3,837)	(8,046)	(3,994)	(10,851)	(11,619)

(4,941)	3,323	(5,425)	(4,130)	(6,366)	1,517	(2,913)	5,952	7,925	(302)

938	12,032	(13,042)	3,091	(4,067)	6,345	(3,788)	4,730	6,092	(2,305)

116,560	104,528	95,939	92,848	84,448	78,103	47,969	43,239	111,575	113,880

$117,498	$116,560	$82,897	$95,939	$80,381	$84,448	$44,181	$47,969	$117,667	$111,575

$(4)	$–	$–	$–	$–	$1	$–	$2	$223	$109

1,182	2,375	236	165	212	542	452	882	1,754	1,023
1	10	281	21	3	5	49	46	47	31
(2,031)	(1,798)	(853)	(443)	(847)	(394)	(790)	(375)	(1,043)	(1,089)

(848)	587	(336)	(257)	(632)	153	(289)	553	758	(35)

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Financial Statements

Statements of Changes in Net Assets (000)

	Constellation Sands Capital Select Growth Fund		Constellation TIP Mid Cap Fund

	year ended	year ended	year ended	1/1/05 thru(1)	year ended
	9/30/06	9/30/05	9/30/06	9/30/05	12/31/04

Investment activities:
Net investment income (loss)	$(3,883)	$(1,193)	$72	$–	$2
Net realized gain (loss) from investment securities sold	(6,347)	(3,399)	(335)	62	63
Capital gain distributions received from affiliated funds	–	–	–	–	–
Net realized gain (loss) from foreign currency transactions	–	–	–	–	–
Net change in unrealized appreciation (depreciation) of investment securities	(17,799)	24,744	907	56	8
Net change in unrealized appreciation (depreciation) on translation of foreign currency and other assets and liabilities denominated in foreign currency	–	–	–	–	–

Net increase (decrease) in net assets resulting from operations	(28,029)	20,152	644	118	73

Dividends and distributions to shareholders:
Net investment income
Class I Shares	–	–	(2)	–	(2)
Class II Shares	–	–	–	–	–
Realized capital gains
Class I Shares	–	–	(61)	(21)	(58)
Class II Shares	–	–	–	–	–

Total dividends and distributions	–	–	(63)	(21)	(60)

Capital share transactions:
Class I Shares
Proceeds from shares issued	148,236	53,246	86,237	481	–
Proceeds from shares issued in lieu of cash distributions	–	–	63	21	60
Cost of shares redeemed	(36,500)	(11,009)	(690)	(167)	–

Net increase in net assets from Class I Shares transactions	111,736	42,237	85,610	335	60

Class II Shares(2)
Proceeds from shares issued	284,524	109,776	349	–	–
Proceeds from shares issued in lieu of cash distributions	–	–	–	–	–
Cost of shares redeemed	(65,814)	(29,808)	–	–	–

Net increase (decrease) in net assets from Class II Shares transactions	218,710	79,968	349	–	–

Net increase (decrease) in net assets from capital share transactions	330,446	122,205	85,959	335	60

Total increase (decrease) in net assets	302,417	142,357	86,540	432	73

Net assets:
Beginning of period	244,975	102,618	842	410	337

End of period	$547,392	$244,975	$87,382	$842	$410

Undistributed net investment income	$–	$–	$70	$–	$–

Shares issued and redeemed:
Class I Shares
Issued	18,234	7,212	5,684	34	–
Issued in lieu of cash distributions	–	–	4	1	5
Redeemed	(4,787)	(1,513)	(46)	(11)	–

Increase in Class I Shares	13,447	5,699	5,642	24	5

Class II Shares(2)
Issued	35,872	14,797	23	–	–
Issued in lieu of cash distributions	–	–	–	–	–
Redeemed	(8,491)	(4,180)	–	–	–

Increase (decrease) in Class II Shares	27,381	10,617	23	–	–

Net increase (decrease) in share transactions	40,828	16,316	5,665	24	5

*
Dividend income, net realized gain from investment securities sold, capital gain distributions received from affiliated funds and net change in unrealized appreciation (depreciation) of investment securities are attributable to the underlying investments in affiliated investment companies.

(1)
On April 15, 2005 the Constellation TIP Mid Cap Fund acquired the assets and liabilities of the Constellation Institutional Portfolios TIP Midcap Core Portfolio in a tax-free reorganization. See Note 10 in Notes to Financial Statements for additional information. Effective January 1, 2005, the Fund changed its fiscal year end from December 31, to September 30.

(2)	Class II Shares of the Constellation TIP Mid Cap Fund commenced operations on April 24, 2006.

96	|	Constellation Funds Group 2006 Annual Report

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Financial Statements

Constellation TIP Healthcare & Biotechnology Fund		Constellation International Equity Fund		Constellation Small Cap Value Opportunities Fund		Constellation Strategic Value and High Income Fund

year ended	year ended	year ended	year ended	year ended	year ended	year ended	year ended
9/30/06	9/30/05	9/30/06	9/30/05	9/30/06	9/30/05	9/30/06	9/30/05

$(627)	$(577)	$1,530	$943	$(785)	$86	$28 *	$50 *
1,219	2,459	31,703	13,833	6,793	1,491	(6)*	(2)*
–	–	–	–	–	–	6 *	6 *
–	–	30	(213)	–	–	–	–
(457)	6,019	(11,428)	10,818	(5,774)	3,583	(13)*	51 *

–	–	57	(28)	–	–	–	–

135	7,901	21,892	25,353	234	5,160	15	105

–	–	–	–	–	–	(28)	(50)
–	–	(1,748)	(238)	(124)	–	–	–

–	–	–	–	–	–	(6)	(64)
(1,786)	(1,234)	–	–	(1,644)	(1,990)	–	–

(1,786)	(1,234)	(1,748)	(238)	(1,768)	(1,990)	(34)	(114)

–	–	–	–	–	–	2,524	911
–	–	–	–	–	–	34	113
–	–	–	–	–	–	(803)	(915)

–	–	–	–	–	–	1,755	109

25,828	34,841	14,416	22,188	234,393	86,351	–	–
1,768	1,219	168	27	1,752	1,947	–	–
(30,567)	(18,356)	(11,321)	(26,402)	(59,415)	(31,766)	–	–

(2,971)	17,704	3,263	(4,187)	176,730	56,532	–	–

(2,971)	17,704	3,263	(4,187)	176,730	56,532	1,755	109

(4,622)	24,371	23,407	20,928	175,196	59,702	1,736	100

59,742	35,371	127,929	107,001	74,235	14,533	806	706

$55,120	$59,742	$151,336	$127,929	$249,431	$74,235	$2,542	$806

$–	$–	$1,654	$633	$–	$123	$–	$–

–	–	–	–	–	–	172	66
–	–	–	–	–	–	2	8
–	–	–	–	–	–	(55)	(67)

–	–	–	–	–	–	119	7

1,624	2,321	1,472	2,725	12,145	4,968	–	–
110	84	18	3	97	116	–	–
(1,976)	(1,265)	(1,188)	(3,251)	(3,120)	(1,935)	–	–

(242)	1,140	302	(523)	9,122	3,149	–	–

(242)	1,140	302	(523)	9,122	3,149	119	7

Amounts designated as “–” are either $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

Constellation Funds Group 2006 Annual Report	|	97

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Financial Statements

Financial Highlights

For a share outstanding throughout each period

	Net asset value, beginning of period	Net investment income (loss)	Realized and unrealized gains (losses) on investments	Total investment activities	Dividends from net investment income		Distributions from capital gains	Total dividends and distributions

Constellation Clover Core Value Fund - Class I Shares

2006(1)	$19.00	0.10	1.38	1.48	(0.10)		(1.49)	(1.59)
2005	$16.51	0.04	3.90	3.94	(0.04)		(1.41)	(1.45)
2004(2)	$14.18	0.06	2.84	2.90	(0.06)		(0.51)	(0.57)
2003(3)	$11.71	0.05	2.47	2.52	(0.05)		–	(0.05)
2002	$14.85	0.08	(0.61)	(0.53)	(0.08)		(2.53)	(2.61)

Constellation Clover Small Cap Value Fund - Class I Shares

2006(1)	$27.63	(0.12)	2.12	2.00	–		(4.53)	(4.53)
2005	$23.76	(0.14)	4.01	3.87	–		–	–
2004(2)	$19.23	(0.01)	4.57	4.56	(0.03)		–	(0.03)
2003	$15.20	0.01	4.04	4.05	(0.02	)(4)	–	(0.02)
2002	$16.69	0.06	(1.50)	(1.44)	(0.05)		–	(0.05)

Constellation Clover Core Fixed Income Fund - Class I Shares

2006(1)	$9.94	0.39	(0.12)	0.27	(0.40)		(0.23)	(0.63)
2005	$10.27	0.42	(0.19)	0.23	(0.42)		(0.14)	(0.56)
2004(2)	$10.40	0.43	(0.13)	0.30	(0.43)		–	(0.43)
2003	$10.55	0.45	(0.10)	0.35	(0.47)		(0.03)	(0.50)
2002	$10.20	0.52	0.35	0.87	(0.52)		–	(0.52)

Constellation Chartwell Ultra Short Duration Fixed Income Fund - Class I Shares

2006(1)	$10.08	0.44	(0.02)	0.42	(0.44)		–	(0.44)
2005(5)	$10.12	0.30	(0.03)	0.27	(0.31)		–	(0.31)
2004(2)	$10.17	0.21	(0.05)	0.16	(0.21)		–	(0.21)
2003	$10.23	0.08 (6)	0.06	0.14	(0.19)		(0.01)	(0.20)
2002	$10.22	0.25	0.05	0.30	(0.29)		–	(0.29)

(1)	Effective March 1, 2006, Touchstone Advisors Inc. replaced Constellation Investment Management Company, LP as the advisor to the Funds.
(2)
Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment advisor to the Funds. See Note 10 in Notes to Financial Statements for additional information.

(3)
Effective April 15, 2003, the Board of Trustees of Turner Funds approved a resolution to change the name of the Turner Midcap Value Fund to the Turner Core Value Fund and to change its principal investment strategy to a “core” approach.

98	|	Constellation Funds Group 2006 Annual Report

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Financial Statements

Net asset value, end of period	Total return	Net assets end of period (000)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate

$18.89	8.35%	$100,038	1.19	%(7)	1.19%	0.49%	80%
$19.00	24.83%	$171,251	1.13%		1.13%	0.24%	75%
$16.51	20.75%	$59,714	1.08%		1.08%	0.39%	55%
$14.18	21.61%	$46,673	1.13%		1.13%	0.43%	67%
$11.71	(6.37)%	$43,571	1.10%		1.13%	0.56%	103%

$25.10	8.47%	$259,279	1.32	%(8)	1.32%	(0.37)%	98%
$27.63	16.29%	$450,011	1.23%		1.23%	(0.48)%	78%
$23.76	23.72%	$540,278	1.22%		1.22%	(0.09)%	61%
$19.23	26.66%	$394,946	1.27%		1.27%	0.08%	52%
$15.20	(8.69)%	$464,576	1.26%		1.26%	0.31%	38%

$9.58	2.87%	$21,689	0.91	%(9)	0.95%	4.13%	62%
$9.94	2.27%	$26,166	0.80%		0.86%	3.91%	70%
$10.27	2.97%	$32,334	0.80%		0.85%	3.94%	45%
$10.40	3.37%	$43,391	0.78%		0.87%	4.25%	46%
$10.55	8.85%	$42,924	0.75%		0.87%	5.03%	49%

$10.06	4.28%	$173,716	0.69%		0.69%	4.30%	38%
$10.08	2.67%	$305,222	0.59%		0.62%	2.93%	68%
$10.12	1.63%	$391,934	0.46%		0.58%	2.08%	44%
$10.17	1.40%	$462,567	0.41%		0.62%	0.78%	222%
$10.23	2.95%	$470,021	0.36%		0.60%	2.27%	71%

(4)	Includes return of capital of $0.004.
(5)	On January 28, 2005, Class II Shares merged into Class I Shares. See Note 10 in Notes to Financial Statements for additional information.
(6)	Based on average shares outstanding.
(7)	The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.18%.
(8)	The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.31%.
(9)	The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 0.89%.

Amounts designated as “–” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

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Financial Statements

Financial Highlights

For a share outstanding throughout each period

	Net asset value, beginning of period	Net investment income (loss)	Realized and unrealized gains (losses) on investments	Total investment activities	Dividends from net investment income	Distributions from capital gains	Total dividends and distributions

Constellation Chartwell Short Duration Fixed Income Fund - Class I Shares

2006(1)	$9.87	0.38	(0.07)	0.31	(0.42)	–	(0.42)
2005(2)	$10.04	0.31	(0.10)	0.21	(0.38)	–	(0.38)
2004(3)	$10.14	0.28	(0.10)	0.18	(0.28)	–	(0.28)
2003	$10.24	0.17 (4)	0.05	0.22	(0.25)	(0.07)	(0.32)
2002	$10.16	0.35	0.12	0.47	(0.39)	–	(0.39)

Constellation HLAM Large Cap Quality Stock Fund - Class II / Investor A Shares

2006(1)	$19.92	0.04	1.95	1.99	(0.04)	(5.04)	(5.08)
2005(5)(6)	$21.58	(0.01)	(0.43)	(0.44)	–	(1.22)	(1.22)
2004	$24.73	0.01	1.16	1.17	–	(4.32)	(4.32)
2003	$24.02	(0.07)	4.58	4.51	–	(3.80)	(3.80)
2002	$30.89	(0.08)	(6.79)	(6.87)	–	–	–
2001	$33.89	(0.12)	(2.88)	(3.00)	–	–	–

Constellation Pitcairn Diversified Value Fund - Class II Shares

2006(1)	$12.60	0.17	1.08	1.25	(0.17)	(1.02)	(1.19)
2005	$11.22	0.13	1.38	1.51	(0.13)	–	(0.13)
2004(3)(7)	$10.26	0.10	0.97	1.07	(0.11)	–	(0.11)
2003	$8.50	0.12	1.77	1.89	(0.13)	–	(0.13)
2002	$9.19	0.10	(0.69)	(0.59)	(0.10)	–	(0.10)
2001	$10.52	0.09	(1.33)	(1.24)	(0.09)	–	(0.09)

Constellation Pitcairn Select Value Fund - Class II Shares

2006(1)	$11.60	0.15	0.87	1.02	(0.15)	(1.11)	(1.26)
2005	$10.87	0.07	0.89	0.96	(0.07)	(0.16)	(0.23)
2004(3)(7)	$10.38	0.08	0.66	0.74	(0.09)	(0.16)	(0.25)
2003	$8.36	0.08	2.03	2.11	(0.09)	–	(0.09)
2002	$10.01	0.09	(1.65)	(1.56)	(0.09)	–	(0.09)
2001	$10.96	0.09	(0.95)	(0.86)	(0.09)	–	(0.09)

†	Returns are for the period indicated and have not been annualized.
††	Excludes effect of in-kind transfers and mergers.
(1)	Effective March 1, 2006, Touchstone Advisors Inc. replaced Constellation Investment Management Company, LP as the advisor to the Funds.
(2)	On January 28, 2005, Class II Shares merged into Class I Shares. See Note 10 in Notes to Financial Statements for additional information.
(3)
Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment advisor to the Funds. See Note 10 in Notes to Financial Statements for additional information.

(4)	Based on average shares outstanding.

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Financial Statements

Net asset value, end of period	Total return	Net assets end of period (000)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate

$9.76	3.23%	$76,090	0.72%		0.74%	3.97%	10%
$9.87	2.12%	$112,833	0.61%		0.66%	3.18%	46%
$10.04	1.84%	$172,213	0.46%		0.60%	2.49%	84%
$10.14	2.15%	$252,772	0.41%		0.62%	1.65%	200%
$10.24	4.69%	$264,010	0.36%		0.60%	3.27%	178%

$16.83	11.89%	$12,304	1.28	%(8)	1.63%	0.24%	7%
$19.92	(2.09)%†	$16,140	1.25%		1.65%	(0.08)%	37%††
$21.58	4.73%	$20,959	1.30%		1.97%	0.04%	7%
$24.73	19.07%	$35,806	1.30%		1.82%	(0.27)%	28%
$24.02	(22.20)%	$34,963	1.29%		1.46%	(0.32)%	19%
$30.89	(8.85)%	$51,402	1.25%		1.44%	(0.36)%	19%

$12.66	10.68%	$167,597	1.06%		1.20%	1.34%	48%
$12.60	13.47%	$168,542	1.09%		1.21%	1.04%	64%
$11.22	10.50%†	$152,202	1.02%		1.14%	1.06%	75%
$10.26	22.43%	$143,641	1.01%		1.14%	1.32%	59%
$8.50	(6.43)%	$122,391	1.02%		1.13%	1.17%	26%
$9.19	(11.87)%	$139,767	1.00%		1.16%	0.92%	48%

$11.36	9.64%	$59,921	1.10%		1.22%	1.30%	130%
$11.60	8.82%	$65,400	1.14%		1.24%	0.63%	94%
$10.87	7.16%†	$61,817	1.03%		1.19%	0.84%	111%
$10.38	25.48%	$58,133	1.02%		1.23%	0.86%	104%
$8.36	(15.77)%	$48,455	1.02%		1.19%	0.92%	110%
$10.01	(7.90)%	$60,986	1.00%		1.19%	0.85%	104%

(5)
On November 8, 2004, the Constellation Funds acquired the assets and liabilities of the Hilliard Lyons Growth Fund, Inc., in a tax-free reorganization. Investor A Shares were converted into Class II Shares. Subsequently, Investor B Shares were liquidated and exchanged for Class II Shares. Investor A Shares were the accounting survivor in this transaction, and as a result, its operating results for the periods prior to November 8, 2004 have been carried forward in these financial highlights. See Note 10 in Notes to Financial Statements for additional information.

(6)	For the nine-month period ended September 30, 2005. All ratios for the period have been annualized. Effective January 1, 2005, the Fund changed its fiscal year end from December 31 to September 30.
(7)	For the eleven-month period ended September 30, 2004. All ratios for the period have been annualized. The Fund changed its fiscal year end from October 31 to September 30.
(8)	The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.22%.

Amounts designated as “–” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

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Financial Statements

For a share outstanding throughout each period

	Net asset value, beginning of period	Net investment income (loss)	Realized and unrealized gains (losses) on investments	Total investment activities	Dividends from net investment income	Distributions from capital gains	Total dividends and distributions

Constellation Pitcairn Diversified Growth Fund - Class II Shares

2006(1)	$5.80	0.01	0.30	0.31	(0.01)	–	(0.01)
2005	$5.36	0.03	0.44	0.47	(0.03)	–	(0.03)
2004(2)(3)	$5.25	–	0.11	0.11	– (4)	–	–
2003	$4.40	–	0.85	0.85	–	–	–
2002	$5.66	(0.01)	(1.25)	(1.26)	–	–	–
2001	$9.18	(0.03)	(3.49)	(3.52)	–	–	–

Constellation Pitcairn Small Cap Fund - Class II Shares

2006(1)	$16.51	(0.03)	0.87	0.84	–	(2.21)	(2.21)
2005	$15.30	(0.04)	1.37	1.33	–	(0.12)	(0.12)
2004(2)(3)	$13.78	(0.04)	1.56	1.52	– (4)	–	–
2003	$9.87	– (5)	3.91	3.91	– (4)	–	–
2002	$10.67	0.07	(0.78)	(0.71)	(0.09)	–	(0.09)
2001	$10.18	0.10	0.49	0.59	(0.10)	–	(0.10)

Constellation Pitcairn Family Heritage® Fund - Class II Shares

2006(1)	$9.96	0.03	0.29	0.32	(0.03)	–	(0.03)
2005	$9.38	0.05	0.58	0.63	(0.05)	–	(0.05)
2004(2)(3)	$8.55	–	0.83	0.83	– (4)	–	–
2003	$6.97	–	1.58	1.58	–	–	–
2002	$7.82	(0.01)	(0.84)	(0.85)	–	–	–
2001	$9.87	(0.02)	(2.03)	(2.05)	–	–	–

Constellation Pitcairn Taxable Bond Fund - Class II Shares

2006(1)	$10.50	0.47	(0.17)	0.30	(0.47)	–	(0.47)
2005	$10.77	0.43	(0.27)	0.16	(0.43)	–	(0.43)
2004(2)(3)	$10.73	0.43	0.04	0.47	(0.43)	–	(0.43)
2003	$10.47	0.51	0.26	0.77	(0.51)	–	(0.51)
2002	$10.98	0.56	(0.42)	0.14	(0.56)	(0.09)	(0.65)
2001	$10.09	0.59	0.90	1.49	(0.60)	–	(0.60)

Constellation Pitcairn Tax-Exempt Bond Fund - Class II Shares

2006(1)	$10.60	0.41	(0.05)	0.36	(0.40)	(0.13)	(0.53)
2005	$10.78	0.41	(0.11)	0.30	(0.41)	(0.07)	(0.48)
2004(2)(3)	$10.77	0.39	0.05	0.44	(0.39)	(0.04)	(0.43)
2003	$10.71	0.44	0.09	0.53	(0.44)	(0.03)	(0.47)
2002	$10.60	0.44	0.12	0.56	(0.44)	(0.01)	(0.45)
2001	$10.04	0.45	0.57	1.02	(0.46)	–	(0.46)

Constellation Sands Capital Select Growth Fund - Class I Shares

2006(1)	$7.81	(0.06)	(0.15)	(0.21)	–	–	–
2005	$6.80	(0.06)	1.07	1.01	–	–	–
2004(7)	$6.74	–	0.06	0.06	–	–	–

†	Returns are for the period indicated and have not been annualized.
††	Excludes effect of in-kind transfers and mergers.
(1)	Effective March 1, 2006, Touchstone Advisors Inc. replaced Constellation Investment Management Company, LP as the advisor to the Funds.
(2)
Effective May 10, 2004 and August 2, 2004, In Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became investment advisor to the Funds. See Note 10 in Notes to Financial Statements for additional information.

(3)	For the eleven-month period ended September 30, 2004. All ratios have been annualized. The Fund changed its fiscal year end from October 31 to September 30.

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Financial Statements

Net asset value, end of period	Total return	Net assets end of period (000)	Ratio of net expenses to average net assets	Ratio oftotal expensesto averagenet assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate

$6.10	5.28%	$117,498	1.05%	1.19%	0.10%	73%
$5.80	8.71%	$116,560	1.10%	1.23%	0.48%	56%
$5.36	2.14%†	$104,528	1.02%	1.15%	0.00%	53%
$5.25	19.32%	$95,724	1.01%	1.16%	0.05%	70%
$4.40	(22.26)%	$82,368	1.01%	1.14%	(0.15)%	35%
$5.66	(38.34)%	$107,141	1.00%	1.17%	(0.44)%	37%

$15.14	5.51%	$82,897	1.06%	1.23%	(0.16)%	145%
$16.51	8.69%	$95,939	1.10%	1.24%	(0.27)%	100%
$15.30	11.03%†	$92,848	1.08%	1.15%	(0.26)%	72%
$13.78	39.65%	$87,520	1.20% (6)	1.17%	(0.04)%	149%
$9.87	(6.78)%	$50,096	1.28% (6)	1.38%	0.58%	93%
$10.67	5.80%	$62,227	1.16% (6)	1.19%	0.93%	96%

$10.25	3.19%	$80,381	1.25%	1.42%	0.24%	27%
$9.96	6.72%	$84,448	1.29%	1.44%	0.50%	25%
$9.38	9.77%†	$78,103	1.23%	1.37%	0.01%	19%
$8.55	22.67%	$73,490	1.23%	1.38%	0.06%	12%
$6.97	(10.87)%	$66,126	1.27%	1.36%	(0.18)%	24%
$7.82	(20.77)%	$77,295	1.20%	1.37%	(0.19)%	37%

$10.33	2.98%	$44,181	0.87%	0.95%	4.56%	32%
$10.50	1.50%	$47,969	0.89%	0.96%	4.05%	37%
$10.77	4.42%†	$43,239	0.75%	0.94%	4.36%	26%
$10.73	7.44%	$43,432	0.73%	0.97%	4.74%	24%
$10.47	1.46%	$40,058	0.78%	0.98%	5.35%	58%
$10.98	15.19%	$35,562	0.70%	0.99%	5.63%	54%

$10.43	3.59%	$117,667	0.68%	0.82%	3.97%	55%
$10.60	2.78%	$111,575	0.69%	0.82%	3.80%	38%
$10.78	4.20%†	$113,880	0.62%	0.75%	3.97%	25%
$10.77	4.96%	$111,470	0.60%	0.74%	4.06%	14%
$10.71	5.41%	$115,905	0.60%	0.74%	4.19%	14%
$10.60	10.30%	$113,071	0.60%	0.77%	4.35%	23%

$7.60	(2.69)%	$182,001	1.10%	1.23%	(0.74)%	24%
$7.81	14.85%	$81,976	1.11%	1.19%	(0.62)%	24%
$6.80	0.89%†	$32,591	1.10%	1.10%	(0.79)%	11%

(4)	Amounts represents less than $0.01 per share.
(5)	Based on average shares outstanding.
(6)	The ratio of expenses to average net assets excluding interest expense for the periods ended October 31, 2003, October 31, 2002 and October 31, 2001 were 1.10%, 1.19% and 1.00%, respectively.
(7)	Commenced operations on August 27, 2004. All ratios for the period have been annualized.
Amounts designated as ‘‘–’’ are either $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

Constellation Funds Group 2006 Annual Report	|	103

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Financial Statements

Financial Highlights

For a share outstanding throughout each period

Net asset value, beginning of period	Net investment income (loss)	Realized and unrealized gains (losses) on investments	Total investment activities	Dividends from net investment income	Distributions from capital gains	Total dividends and distributions

Constellation Sands Capital Select Growth Fund - Class II Shares

2006(1)	$7.80	(0.05)	(0.18)	(0.23)	–	–	–
2005	$6.80	(0.03)	1.03	1.00	–	–	–
2004(2)(3)	$6.13	(0.06)	0.73	0.67	–	–	–
2003	$4.81	(0.04	)(4)	1.36	1.32	–	–	–
2002	$5.55	(0.04)	(0.70)	(0.74)	–	–	–
2001	$9.02	(0.04)	(3.43)	(3.47)	–	–	–

Constellation TIP Mid Cap Fund - Class I Shares

2006(1)	$15.36	0.04	1.00	1.04	(0.03)	(1.09)	(1.12)
2005(5)(6)	$13.29	(0.01)	2.47	2.46	–	(0.39)	(0.39)
2004	$12.79	0.08	2.70	2.78	(0.09)	(2.19)	(2.28)
2003(7)	$10.00	0.01	3.99	4.00	–	(1.21)	(1.21)

Constellation TIP Mid Cap Fund - Class II Shares

2006(8)	$16.73	0.01	(1.48)	(1.47)	–	–	–

Constellation TIP Healthcare & Biotechnology Fund - Class II Shares

2006(1)	$16.13	(0.18)	0.40	0.22	–	(0.44)	(0.44)
2005	$13.79	(0.16)	3.02	2.86	–	(0.52)	(0.52)
2004(2)	$12.31	(0.06)	1.55	1.49	–	(0.01)	(0.01)
2003	$9.83	(0.11)	2.59	2.48	–	–	–
2002	$11.15	(0.10)	(1.20)	(1.30)	–	(0.02)	(0.02)

Constellation International Equity Fund - Class II Shares

2006(1)	$8.75	0.10	1.41	1.51	(0.12)	–	(0.12)
2005	$7.06	0.07	1.64	1.71	(0.02)	–	(0.02)
2004(2)(3)	$6.47	0.05	0.71	0.76	(0.17)	–	(0.17)
2003	$5.23	0.06	1.21	1.27	(0.03)	–	(0.03)
2002	$6.19	0.04	(0.94)	(0.90)	(0.06)	–	(0.06)
2001	$9.28	0.01	(3.05)	(3.04)	(0.02)	(0.03)	(0.05)

Constellation Small Cap Value Opportunities Fund - Class II Shares

2006(1)	$18.35	(0.08)	0.96	0.88	(0.02)	(0.27)	(0.29)
2005	$16.21	0.02	3.76	3.78	–	(1.64)	(1.64)
2004(2)	$12.72	(0.04)	3.75	3.71	–	(0.22)	(0.22)
2003	$9.27	(0.01)	3.47	3.46	(0.01)	–	(0.01)
2002(9)	$10.00	–	(0.73)	(0.73)	–	–	–

Constellation Strategic Value and High Income Fund(10) - Class I Shares

2006(1)	$14.21	0.25	0.32	(12)	0.57	(0.25)	(0.09)	(0.34)
2005	$14.01	0.72	1.18	1.90	(0.72)	(0.98)	(1.70)
2004(2)	$12.58	0.47	1.53	2.00	(0.47)	(0.10)	(0.57)
2003(11)	$10.00	0.25	2.58	2.83	(0.25)	–	(0.25)

†	Returns are for the period indicated and have not been annualized.
††	Per share data calculated using average shares method.
(1)	Effective March 1, 2006, Touchstone Advisors Inc. replaced Constellation Investment Management Company, LP as the advisor to the Funds.
(2)
Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment advisor to the Funds. See Note 10 in Notes to Financial Statements for additional information.

(3)	For the eleven-month period ended September 30, 2004. All ratios have been annualized. The Fund changed its fiscal year end from October 31 to September 30.
(4)	Based on average shares outstanding.
(5)
On April 15, 2005, the Constellation TIP Mid Cap Fund acquired the assets and liabilities of the Constellation Institutional Portfolios TIP Midcap Core Portfolio in a tax-free reorganization. See Note 10 in Notes to Financial Statements for additional information.

(6)	For the nine-month period ended September 30, 2005. All ratios for the period have been annualized. Effective January 1, 2005, the Fund changed its fiscal year end from December 31 to September 30.
(7)	Commenced operations on January 2, 2003. All ratios for the period have been annualized.
(8)	Class II Shares commenced operations on April 24, 2006. All ratios for the period have been annualized.
(9)	Commenced operations on March 4, 2002. All ratios for the period have been annualized.

104	|	Constellation Funds Group 2006 Annual Report

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Financial Statements

Net asset value, end of period	Total return	Net assets end of period (000)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate

$7.57	(2.95)%	$365,390	1.35%		1.48%	(0.99)%	24%
$7.80	14.71%	$162,999	1.36%		1.44%	(0.84)%	24%
$6.80	10.93%†	$70,027	1.20%		1.35%	(0.95)%	11%
$6.13	27.44%	$43,878	1.17%		1.45%	(0.81)%	28%
$4.81	(13.33)%	$32,818	1.16%		1.43%	(0.69)%	24%
$5.55	(38.44)%	$39,326	1.15%		1.43%	(0.63)%	37%

$15.28	7.10%	$87,032	0.91	%(13)	1.81%	0.82%	323%
$15.36	18.53%†	$842	1.00%		8.23%	(0.02)%	120%
$13.29	21.78%	$410	0.90%		0.90%	0.59%	193%
$12.79	40.24%†	$337	0.90%		0.90%	0.12%	141%

$15.26	(8.79)%†	$350	1.16	%(14)	1.82%	0.63%	323%

$15.91	1.37%	$55,120	1.85	%(15)	1.85%	(0.99)%	158%
$16.13	21.10%	$59,742	1.88%		1.88%	(1.35)%	169%
$13.79	12.12%	$35,371	1.61%		1.84%	(1.10)%	163%
$12.31	25.23%	$14,853	1.47%		1.63%	(1.16)%	274%
$9.83	(11.66)%	$9,288	1.87%		2.33%	(1.44)%	202%

$10.14	17.42%	$151,336	1.41%		1.64%	1.09%	140%
$8.75	24.19%	$127,929	1.44%		1.64%	0.80%	53%
$7.06	11.97%†	$107,001	1.35%		1.60%	0.90%	62%
$6.47	24.40%	$97,817	1.30%		1.60%	1.15%	128%
$5.23	(14.68)%	$83,513	1.32%		1.48%	0.63%	69%
$6.19	(32.91)%	$108,777	1.25%		1.45%	0.16%	44%

$18.94	4.84%	$249,431	1.63	%(16)	1.65%	(0.43)%	99%
$18.35	24.32%	$74,235	1.46%		2.04%	0.29%	193%
$16.21	29.36%	$14,533	1.45%		1.82%	(0.23)%	272%
$12.72	37.29%	$5,740	1.40%		3.64%	(0.26)%	245%
$9.27	(7.30)%†	$913	1.45%		6.18%	0.08%	142%

$14.44	4.03%	$2,542	0.30	%(17)	2.62%	1.76%	84%
$14.21	14.22%	$806	0.25%		4.71%	5.51%	130%
$14.01	16.04%	$706	0.25%		1.36%	3.23%	411%
$12.58	28.57%†	$443	0.25%		21.93%	3.27%	397%

(10)
The Constellation Strategic Value and High Income Fund and its shareholders indirectly bear a pro rata share of the expenses of the underlying Constellation Funds in which it invests. The expense ratios do not include such expenses. Recognition of net investment income is affected by the timing of the declaration of dividends by the Constellation Funds in which the Constellation Strategic Value and High Income Fund invests.

(11)	Commenced operations on October 31, 2002. All ratios for the period have been annualized.
(12)
The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of sale and repurchases of fund shares in relation to fluctuating market value of the investment of the Fund.

(13)	The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 0.90%.
(14)	The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.15%.
(15)	The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.84%.
(16)	The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.62%.
(17)	The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 0.25%.
Amounts designated as “–” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

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Notes to Financial Statements
September 30, 2006

1.	Organization:

The Constellation Funds (the “Trust”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 19 active portfolios. The financial statements included herein are those of the Constellation Clover Core Value Fund, the Constellation Clover Small Cap Value Fund, the Constellation Clover Core Fixed Income Fund, the Constellation Chartwell Ultra Short Duration Fixed Income Fund, the Constellation Chartwell Short Duration Fixed Income Fund, the Constellation HLAM Large Cap Quality Stock Fund, the Constellation Pitcairn Diversified Value Fund, the Constellation Pitcairn Select Value Fund, the Constellation Pitcairn Diversified Growth Fund, the Constellation Pitcairn Small Cap Fund, the Constellation Pitcairn Family Heritage® Fund, the Constellation Pitcairn Taxable Bond Fund, the Constellation Pitcairn Tax-Exempt Bond Fund, the Constellation Sands Capital Select Growth Fund, the Constellation TIP Mid Cap Fund, the Constellation TIP Healthcare & Biotechnology Fund, the Constellation International Equity Fund, the Constellation Small Cap Value Opportunities Fund and the Constellation Strategic Value and High Income Fund, each a “Fund” and collectively the “Funds”.

The Constellation Strategic Value and High Income Fund is a “Fund of Funds” and offers shareholders the opportunity to invest in certain underlying affiliated investment companies, which are separately-managed series of the Trust.

Each Fund is registered as a diversified portfolio of the Trust with the exception of the Constellation HLAM Large Cap Quality Stock Fund, the Constellation Pitcairn Select Value Fund, the Constellation Pitcairn Family Heritage® Fund, the Constellation Pitcairn Taxable Bond Fund, the Constellation Sands Capital Select Growth Fund, and the Constellation TIP Healthcare & Biotechnology Fund, each of which is non-diversified.

The Funds are registered to offer different classes of shares: Class I Shares, Class II Shares, or both. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment objectives, policies, and strategies along with information on the classes of shares currently being offered.

2.	Significant accounting policies:

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assests from operations during the reported period. Actual results could differ from those estimates.

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ , the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain and use the average of the bid and ask price from at least two independent brokers.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees. The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Funds’ Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has not been traded for an extended period of time; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; trading of securities is subject to local government restrictions; the security’s primary pricing source is not able or willing to provide a price, or a significant event with respect to a security has

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occurred. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of September 30, 2006, there were no fair valued securities.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the advisor or sub-advisor of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Fair Value Committee Meeting be called. In addition, the Funds’ administrator or sub-administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates its net asset value. If price movements in a monitored index or security exceed levels established by the advisor, the administrator or sub-administrator notifies the advisor or sub-advisor for any Fund holding the relevant securities that such limits have been exceeded. In such event, the advisor makes the determination whether a Fair Value Committee meeting should be called based on the information provided.

The Constellation International Equity Fund also uses a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Fair Value Committee. The Fair Value Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Fair Value Committee is exceeded on a specific day, the Fund will value the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

The assets of the Constellation Strategic Value and High Income Fund consist of investments in underlying affiliated investment companies, which are valued at their respective net asset value per share.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported on the statement of changes in net assets for a fiscal period.

Security transactions and related income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis subject to the recognition of certain gains and losses on mortgage- and asset-backed securities. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the effective interest method.

Repurchase agreements – In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities (“collateral”), the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or

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bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Delayed delivery transactions – The Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Funds will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and take such fluctuations into account when determining net asset value. The Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securitites before they are delivered, which may result in a capital gain or loss. When the Funds have sold a security on a delayed delivery basis, the Funds do not participate in future gains and losses with respect to the security.

Foreign currency translation – The books and records of the Constellation International Equity Fund are maintained in U.S. dollars and translated into U.S. dollars on the following basis:

(1) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and

(2) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Constellation International Equity Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Forward foreign currency contracts – The Constellation International Equity Fund may enter into forward foreign currency contracts as hedges against specific transactions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Constellation International Equity Fund realizes gains or losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for income tax purposes. As of September 30, 2006 there were no outstanding contracts.

Foreign withholding taxes – A Fund may be subject to taxes imposed by countries in which it invests with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned. A Fund accrues such taxes when the related income is earned.

Expenses – Expenses that are specifically attributed to one of the Funds are charged to that Fund. Certain other expenses of the Funds are prorated among the Trust on the basis of relative daily net assets. Other common expenses of the Trust are allocated among the Funds on the basis of relative daily net assets. In addition to the Fund’s direct expenses, shareholders of the Constellation Strategic Value and High Income Fund also bear a proportionate share of the underlying funds’ expenses.

Classes – Class specific expenses are borne by that class. Income, non-class specific expenses and realized/ unrealized gains and losses are allocated to the respective classes on the basis of the relative daily net assets.

Dividends and distributions – The Constellation TIP Mid Cap, Constellation TIP Healthcare & Biotechnology, Constellation International Equity and Constellation Small Cap Value Opportunities Funds declare and distribute net investment income, if any, annually, as a dividend to shareholders. The Constellation Clover Core Value, Constellation Clover Small Cap Value, Constellation HLAM Large Cap Quality Stock, Constellation Pitcairn Diversified Value, Constellation Pitcairn Select Value, Constellation Pitcairn Diversified Growth, Constellation Pitcairn Small Cap, Constellation Pitcairn Family Heritage®, Constellation Sands Capital Select Growth and Constellation Strategic Value and High Income Funds declare and distribute net investment income, if any, quarterly, as a dividend to shareholders. The Constellation Clover Core Fixed Income, Constellation Chartwell Ultra Short Duration Fixed Income, Constellation Chartwell Short Duration Fixed Income, Constellation Pitcairn Taxable Bond and Constellation Pitcairn Tax-Exempt Bond Funds declare net investment income daily and distribute it monthly, as a dividend to shareholders. Any net realized capital gains on sales of securities for all Funds are distributed to shareholders at least annually.

Redemption fees – Each Fund, except for the Constellation Chartwell Ultra Short Duration Fixed Income Fund, Constellation Chartwell Short Duration Fixed Income Fund and Constellation TIP Mid Cap Fund, may charge a redemption fee up to 2% of redemption proceeds, which will automatically be paid to the Fund. The board has approved but not implemented the

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redemption fee policy. There were no redemption fees collected during the year ended September 30, 2006.

3.	Transactions with affiliates:

Certain trustees and officers of the Trust are also officers of Touchstone Advisors, Inc. (“Touchstone Advisors” or the “Advisor”), Touchstone Securities, Inc. (“Touchstone Securities” or the “Distributor”) and/or SEI Investments Global Funds Services (“SEI”). With the exception of the Chief Compliance Officer’s fees, who were paid a fee prior to March 1, 2006, such officers are paid no fees by the Trust for serving as officers and trustees of the Trust.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds and the Advisor are permitted to operate in a “Manager-of-Managers” structure.

4.	Administration, shareholder servicing, and distribution agreements:

Effective March 1, 2006, Touchstone Advisors provides administrative services for the Funds. For its services, Touchstone Advisors receives an annual fee of 0.15% of the aggregate average daily net assets of the Trust up to $2 billion and 0.12% of the aggregate average daily net assets of the Trust over $2 billion. The fee is allocated among the Funds on the basis of relative daily net assets.

Prior to March 1, 2006, Constellation Investment Management Company, LP (“CIMCO”) provided administrative services for the Funds. For its services, CIMCO received an annual fee of 0.15% of the aggregate average daily net assets of the Trust up to $2 billion and 0.12% of the aggregate average daily net assets of the Trust over $2 billion. This fee was allocated among the Funds on the basis of relative daily net assets.

Effective March 1, 2006, under a separate Sub-Administration Agreement between Touchstone Advisors and SEI, SEI provides sub-administration services to the Trust. Prior to March 1, 2006 there was a separate sub-administration agreement between CIMCO and SEI. For the year ended September 30, 2006, SEI was paid $1,649,599 for its services.

Effective March 1, 2006, Touchstone Securities provides distribution services to the Funds under a Distribution Agreement.

Prior to March 1, 2006, Constellation Investment Distribution Company, Inc. provided distribution and shareholder services to the funds under separate distribution and shareholder servicing plans and agreements.

The Constellation HLAM Large Cap Quality Stock, Constellation Pitcairn Diversified Value, Constellation Pitcairn Select Value, Constellation Pitcairn Diversified Growth, Constellation Pitcairn Small Cap, Constellation Pitcairn Family Heritage®, Constellation Pitcairn Taxable Bond, Constellation Pitcairn Tax-Exempt Bond, Constellation Sands Capital Select Growth, Constellation TIP Mid Cap, Constellation TIP Healthcare & Biotechnology, Constellation International Equity, Constellation Small Cap Value Opportunities and Constellation Strategic Value and High Income Funds have adopted a Distribution and Shareholder Service Plan for their Class II Shares (the “Class II Plan”). Under the Class II Plan, a Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, the Distributor is eligible to receive aggregate fees not exceeding 0.75% of each Fund’s Class II Shares’ average daily net assets in return for providing a broad range of distribution services. No fees are currently being paid for distribution services. Under the Class II Plan, Touchstone Advisors currently receives fees equal to 0.25% of each Fund’s Class II Shares’ average daily net assets to provide or procure shareholder services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The following Funds reimbursed CIMCO and Touchstone Advisors for amounts paid to third parties that provide sub-transfer agency and other administrative services to the Funds. These amounts are included in transfer agent fees on the Statements of Operations:

Amount (000)

Constellation Clover Core Value Fund	$75
Constellation Clover Small Cap Value Fund	523
Constellation Clover Core Fixed Income Fund	21
Constellation Chartwell Ultra Short Duration Fixed Income Fund	347
Constellation Chartwell Short Duration Fixed Income Fund	163
Constellation HLAM Large Cap Quality Stock Fund	–
Constellation Pitcairn Diversified Value Fund	17
Constellation Pitcairn Select Value Fund	1
Constellation Pitcairn Diversified Growth Fund	1
Constellation Pitcairn Small Cap Fund	15
Constellation Pitcairn Family Heritage Fund	16
Constellation Pitcairn Taxable Bond Fund	1
Constellation Pitcairn Tax-Exempt Bond Fund	1
Constellation Sands Capital Select Growth Fund	336
Constellation TIP Mid Cap Fund	–
Constellation TIP Healthcare & Biotechnology Fund	113
Constellation International Equity Fund	2
Constellation Small Cap Value Opportunities Fund	228
Constellation Strategic Value and High Income Fund	–

Amounts designated as “–” are either $0 or have been rounded to $0.

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The Funds may earn cash management credits, from DST Systems Inc., which can be used to offset transfer agent expenses. During the year ended September 30, 2006, the Funds earned the following credits which can be used to offset transfer agent expenses. These amounts are listed as fees paid indirectly on the Statements of Operations:

Amount (000)

Constellation Clover Core Value Fund	$20
Constellation Clover Small Cap Value Fund	27
Constellation Clover Core Fixed Income Fund	5
Constellation Chartwell Ultra Short Duration Fixed Income Fund	7
Constellation Chartwell Short Duration Fixed Income Fund	3
Constellation HLAM Large Cap Quality Stock Fund	8
Constellation Pitcairn Diversified Value Fund	–
Constellation Pitcairn Select Value Fund	–
Constellation Pitcairn Diversified Growth Fund	–
Constellation Pitcairn Small Cap Fund	1
Constellation Pitcairn Family Heritage® Fund	–
Constellation Pitcairn Taxable Bond Fund	–
Constellation Pitcairn Tax-Exempt Bond Fund	–
Constellation Sands Capital Select Growth Fund	8
Constellation TIP Mid Cap Fund	–
Constellation TIP Healthcare & Biotechnology Fund	7
Constellation International Equity Fund	–
Constellation Small Cap Value Opportunities Fund	17
Constellation Strategic Value and High Income Fund	1

Amounts designated as “–” are either $0 or have been rounded to $0.

5.	Investment advisory agreement:

Effective March 1, 2006, the Trust and Touchstone Advisors are parties to an Investment Advisory Agreement under which Touchstone Advisors receives a fee that is calculated daily and paid monthly.

For its services, Touchstone Advisors is entitled to receive investment advisory fees at an annualized rate, based on the average daily net assets of each Fund. Touchstone Advisors has contractually agreed to waive all or a portion of its fee and to reimburse expenses in order to keep certain Fund’s “Other Expenses” from exceeding a specified percentage of the average daily net assets of the Fund on an annualized basis. The waivers and operating expense reimbursements are in effect until March 1, 2008.

		“Other
	Advisory	Expense”
	Fees	Cap

Constellation Clover Core Value Fund	0.74%	n/a
Constellation Clover Small Cap Value Fund	0.85	n/a
Constellation Clover Core Fixed Income Fund	0.45	n/a
Constellation Chartwell Ultra Short Duration Fixed Income Fund	0.25	n/a
Constellation Chartwell Short Duration Fixed Income Fund	0.25	n/a
Constellation HLAM Large Cap Quality Stock Fund	0.75	0.50%

		“Other
	Advisory	Expense”
	Fees	Cap

Constellation Pitcairn Diversified Value Fund	0.70%	0.40%
Constellation Pitcairn Select Value Fund	0.70	0.45
Constellation Pitcairn Diversified Growth Fund	0.70	0.40
Constellation Pitcairn Small Cap Fund	0.70	0.40	(1)
Constellation Pitcairn Family Heritage® Fund	0.90	0.40
Constellation Pitcairn Taxable Bond Fund	0.40	0.50
Constellation Pitcairn Tax-Exempt Bond Fund	0.30	0.40
Constellation Sands Capital Select Growth Fund – Class I Shares	0.85	0.25
Constellation Sands Capital Select Growth Fund – Class II Shares	0.85	0.50
Constellation TIP Mid Cap Fund – Class I Shares	0.80	0.10
Constellation TIP Mid Cap Fund – Class II Shares	0.80	0.35
Constellation TIP Healthcare & Biotechnology Fund	1.00	n/a
Constellation International Equity Fund	0.95	0.50	(1)
Constellation Small Cap Value Opportunities Fund	0.95	n/a
Constellation Strategic Value and High Income Fund	0.10	0.15

(1)	This fee waiver obligation will be reduced by up to 0.01% to the extent that the Fund earns revenues from securities lending activities. See the Funds’ Prospectus for additional information.

Prior to March 1, 2006, for the Constellation Sands Capital Select Growth Fund, the advisory fees were comprised of a base fee and a performance adjustment that increased or decreased the total fee depending upon the performance of the Fund relative to the Fund’s performance benchmark. The Fund’s base fee was accrued daily and paid monthly, based on the Fund’s average net assets during the current month. The performance comparison was made for a rolling 12-month period, consisting of the current month for which performance was available plus the previous 11 months. This comparison was made at the end of each month, with appropriate performance-based adjustments added to (or subtracted from) the advisory fee.

The performance adjustment was calculated and paid monthly by comparing the Fund’s performance to that of the Fund’s performance benchmark over the performance period. The annual performance adjustment was multiplied by the average net assets of the Fund over the entire performance period, which was then multiplied by a fraction, the numerator of which was the number of days in the month and the denominator of which was 365 (366 in leap years). The resulting amount was then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee. Due to the change in Advisor, the performance adjustment will commence again beginning March 1, 2007, after the initial performance period elapses.

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Effective prior to March 1, 2006 and after March 1, 2007, the base advisory fee, annual adjustment rate, benchmark, and over/under performance relative to the benchmark threshold are as follows:

	Base Advisory Fees	Annual Adjustment Rate	Benchmark	Benchmark Threshold(1)

			Russell
			1000 Growth
Constellation Sands Capital Select Growth Fund	0.85%	+/-0.15%	Index	+/-2.50%

(1)	See the Funds’ Prospectus and Statement of Additional Information for more information regarding the Fund’s benchmark performance.

Due to the change in Advisors on March 1, 2006, no performance adjustment was applicable from March 1, 2006 through September 30, 2006 as the new Advisory contract had not been in place for 12 months.

Prior to March 1, 2006, CIMCO served as investment advisor to the Trust and were parties to an Investment Advisory Agreement under which CIMCO received a fee, calculated daily and paid monthly. For its services, CIMCO was entitled to receive base investment advisory fees at an annualized rate, based on the average daily net assets of each Fund. CIMCO agreed to waive all or a portion of its fee and to reimburse expenses in order to keep certain Fund’s “Other Expenses” from exceeding a specified percentage of the average daily net assets of the Fund on an annualized basis.

			“Other
	Advisory		Expense”
	Fees		Cap

Constellation Clover Core Value Fund	0.74	%(7)	0.50	%(1)
Constellation Clover Small Cap Value Fund	0.85	(7)	0.50	(1)
Constellation Clover Core Fixed Income Fund	0.45	(7)	0.35	(1)
Constellation Chartwell Ultra Short Duration Fixed Income Fund	0.25	(7)	0.43	(2)
Constellation Chartwell Short Duration Fixed Income Fund	0.25	(7)	0.43	(2)
Constellation HLAM Large Cap Quality Stock Fund	0.75	(7)	0.50	(3)
Constellation Pitcairn Diversified Value Fund	0.70	(7)	0.40	(4)
Constellation Pitcairn Select Value Fund	0.70	(7)	0.45	(4)
Constellation Pitcairn Diversified Growth Fund	0.70	(7)	0.40	(4)
Constellation Pitcairn Small Cap Fund	0.70	(7)	0.40	(4)(5)
Constellation Pitcairn Family Heritage® Fund	0.90	(7)	0.40	(4)
Constellation Pitcairn Taxable Bond Fund	0.40	(7)	0.50	(4)
Constellation Pitcairn Tax-Exempt Bond Fund	0.30	(7)	0.40	(4)

			“Other
	Advisory		Expense”
	Fees		Cap

Constellation Sands Capital Select Growth Fund – Class I Shares	0.85	%(7)	0.25	%(4)
Constellation Sands Capital Select Growth Fund – Class II Shares	0.85	(7)	0.50	(4)
Constellation TIP Mid Cap Fund – Class I Shares	0.80	(7)	0.10	(6)
Constellation TIP Healthcare & Biotechnology Fund	1.00	(7)	0.75
Constellation International Equity Fund	0.95	(7)	0.50	(4)(5)
Constellation Small Cap Value Opportunities Fund	0.95	(7)	0.50	(2)
Constellation Strategic Value and High Income Fund	0.10	(7)	0.15	(2)

(1)	Represents a voluntary cap.
(2)	Represented a contractual cap effective through January 31, 2006.
(3)	Represents a contractual cap effective through October 1, 2007.
(4)	Represents a contractual cap effective through July 31, 2007.
(5)	This fee waiver obligation was potentially reduced by up to 0.01% to the extent that the Fund earns revenues from securities lending activities. See the Funds’ Prospectus for additional information.
(6)	Represented a contractual cap effective through April 30, 2006.
(7)	Represented the base fee which was subject to a performance adjustment relative to the Fund’s performance relative to the performance of the Fund’s benchmark.

For certain Funds, the advisory fees were comprised of a base fee and a performance adjustment that increased or decreased the total fee depending upon the performance of the Fund relative to the Fund’s performance benchmark. The Fund’s base fee was accrued daily and paid monthly, based on the Fund’s average net assets during the current month. The performance comparison was made for a rolling 12-month period, consisting of the current month for which performance was available plus the previous 11 months. This comparison was made at the end of each month, with appropriate performance-based adjustments added to (or subtracted from) the advisory fee.

The performance adjustment was calculated and paid monthly by comparing the Fund’s performance to that of the Fund’s performance benchmark over the performance period. The annual performance adjustment is multiplied by the average net assets of the Fund over the entire performance period, which was then multiplied by a fraction, the numerator of which was the number of days in the month and the denominator of which was 365 (366 in leap years). The resulting amount was then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee.

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The base advisory fee, annual adjustment rate, benchmark, and over/under performance relative to the benchmark threshold prior to March 1, 2006 were as follows:

	Base Advisory Fees	Annual Adjustment Rate	Benchmark	Benchmark Threshold(1)

		+/-0.03125%		+/-2.01 to 3.00% = +/-0.03125%
Constellation Clover		+/-0.0625		+/-3.01 to 4.00% = +/-0.0625
Core Value		+/-0.09375	Russell	+/-4.01 to 5.00% = +/-0.09375
Fund	0.74%	+/-0.125	3000 Index	+/-5.01 and above = +/-0.125

		+/-0.0375		+/-2.01 to 3.00% = +/-0.0375
Constellation Clover		+/-0.075		+/-3.01 to 4.00% = +/-0.0750
Small Cap		+/-0.1125	Russell 2000	+/-4.01 to 5.00% = +/-0.1125
Value Fund	0.85	+/-0.15	Value Index	+/-5.01 and above = +/-0.15

		+/-0.02		+/-2.01 to 3.00% = +/-0.02
Constellation Clover		+/-0.04	Lehman	+/-3.01 to 4.00% = +/-0.04
Core Fixed		+/-0.06	Aggregate	+/-4.01 to 5.00% = +/-0.06
Income Fund	0.45	+/-0.08	Bond Index	+/-5.01 and above = +/-0.08
Constellation
Chartwell Ultra			Merrill Lynch
Short Duration			3-Month U.S.
Fixed Income Fund	0.25	+/-0.06	Treasury Bill Index	+/-0.76
Constellation Chartwell Short Duration Fixed Income Fund	0.25	+/-0.06	Lehman 1-3 Year U.S. Government Bond Index	+/-1.51
Constellation HLAM Large Cap Quality Stock Fund(2)	0.75	+/-0.10	Russell 1000 Growth Index	+/-3.01
Constellation Pitcairn Diversified Value Fund	0.70	+/-0.10	Russell 1000 Value Index	+/-2.00
Constellation Pitcairn Select Value Fund	0.70	+/-0.10	Russell 1000 Value Index	+/-3.00
Constellation Pitcairn Diversified Growth Fund	0.70	+/-0.10	Russell 1000 Growth Index	+/-2.00
Constellation Pitcairn Small Cap Fund	0.70	+/-0.10	Russell 2000 Index	+/-2.50
Constellation Family Heritage® Fund	0.90	+/-0.10	Wilshire 5000 Index	+/-2.50
Constellation			Lehman U.S.
Pitcairn Taxable			Government/
Bond Fund	0.40	+/-0.08	Credit Index	+/-1.00
Constellation			Lehman
Pitcairn Tax-Exempt			Municipal
Bond Fund	0.30	+/-0.06	Bond Index	+/-1.00
Constellation Sands Capital Select Growth Fund	0.85	+/-0.15	Russell 1000 Growth Index	+/-2.50
Constellation Healthcare & Biotechnology Fund	1.00	+/-0.25	S&P 500 Healthcare Index	+/-3.01
Constellation			MSCI All Country World
International Equity Fund	0.95	+/-0.10	ex-U.S. Index	+/-2.00
Constellation
Small Cap Value
Opportunities			Russell 2000
Fund	0.95	+/-0.15	Value Index	+/-3.01
Constellation Strategic
Value and High			50%/50% blend of the
Income Fund	0.10	+/-0.05	Russell 2000 Value Index	+/-3.01
			and the Merrill Lynch
			High Yield, Cash Pay Index

(1)	See the Funds’ Prospectus and Statement of Additional Information for more information regarding the Fund’s benchmark performance.
(2)	Fund began its perfomance based fee calculation on December 1, 2005.

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Notes to Financial Statements

During the period October 1, 2005 through February 28, 2006, the Funds’ advisory fees were adjusted in accordance with the policy described above:

	Base Advisor Fee	Performance Adjustment	Net Advisor Fee Before Waivers

Constellation Clover Core Value Fund	$404,319	$64,602	$468,921
Constellation Clover Small Cap Value Fund	1,350,900	–	1,350,900
Constellation Clover Core Fixed Income Fund	48,934	–	48,934
Constellation Chartwell Ultra Short Duration Fixed Income Fund	278,411	–	278,411
Constellation Chartwell Short Duration Fixed Income Fund	108,365	–	108,365
Constellation HLAM Large Cap Quality Stock Fund (1)	48,630	(4,149)	44,481
Constellation Pitcairn Diversified Value Fund	478,898	(67,826)	411,072
Constellation Pitcairn Select Value Fund	182,138	(31,882)	150,256
Constellation Pitcairn Diversified Growth Fund	341,147	(56,472)	284,675
Constellation Pitcairn Small Cap Fund	269,869	(47,431)	222,438
Constellation Pitcairn Family Heritage® Fund	315,947	(41,064)	274,883
Constellation Pitcairn Taxable Bond Fund	77,881	(15,778)	62,103
Constellation Pitcairn Tax-Exempt Bond Fund	139,661	(22,993)	116,668
Constellation Sands Capital Select Growth Fund	1,193,170	145,997	1,339,167
Constellation TIP Healthcare & Biotechnology Fund	268,983	60,160	329,143
Constellation International Equity Fund	516,983	(50,033)	466,950
Constellation Small Cap Value Opportunities Fund	443,514	34,626	478,140
Constellation Strategic Value and High Income Fund	392	–	392

(1)	Fund began its perfomance based fee calculation on December 1, 2005.

Touchstone Advisors has entered into investment sub-advisory agreements with the following parties:

Clover Capital Management, Inc.
Constellation Clover Core Value Fund
Constellation Clover Small Cap Value Fund
Constellation Clover Core Fixed Income Fund

Chartwell Investment Partners
Constellation Chartwell Ultra Short Duration Fixed Income Fund
Constellation Chartwell Short Duration Fixed Income Fund

Hilliard Lyons Asset Management
Constellation HLAM Large Cap Quality Stock Fund

Pitcairn Investment Management
Constellation Pitcairn Diversified Value Fund
Constellation Pitcairn Select Value Fund
Constellation Pitcairn Diversified Growth Fund
Constellation Pitcairn Small Cap Fund
Constellation Pitcairn Family Heritage® Fund
Constellation Pitcairn Taxable Bond Fund
Constellation Pitcairn Tax-Exempt Bond Fund

Sands Capital Management, LLC
Constellation Sands Capital Select Growth Fund

Turner Investment Partners, Inc.
Constellation Small Cap Value Opportunities Fund
Constellation TIP Mid Cap Fund
Constellation TIP Healthcare & Biotechnology Fund

AXA Rosenberg Investment Management LLC
Constellation International Equity Fund

Diamond Hill Capital Management, Inc.
Constellation Small Cap Value Opportunities Fund

Touchstone Advisors pays sub-advisory fees to each Sub-Advisor from its advisory fee, if any.
Prior to March 1, 2006, CIMCO was a party to the above sub-advisory agreements and paid the sub-advisors from its advisory fee.
For the year ended September 30, 2006, Touchstone Advisors voluntarily waived $152,413 of its advisory fees from the Constellation Sands Capital Select Growth Fund.

6.	Investment transactions:

The cost of security purchases and the proceeds from security sales and maturities, other than short-term investments, for the year ended September 30, 2006, were as follows:

	Purchases	Sales and Maturities
	(000)	(000)

Constellation Clover Core Value Fund	$89,475	$154,189
Constellation Clover Small Cap Value Fund	321,363	534,999
Constellation HLAM Large Cap Quality Stock Fund	1,032	6,796
Constellation Pitcairn Diversified Value Fund	78,737	93,412
Constellation Pitcairn Select Value Fund	79,339	89,248
Constellation Pitcairn Diversified Growth Fund	85,322	89,627
Constellation Pitcairn Small Cap Fund	130,179	149,243
Constellation Pitcairn Family Heritage® Fund	22,233	28,521
Constellation Pitcairn Taxable Bond Fund	13,552	17,480
Constellation Pitcairn Tax-Exempt Bond Fund	62,327	59,753
Constellation Sands Capital Select Growth Fund	430,176	101,518
Constellation TIP Mid Cap Fund	109,219	34,990
Constellation TIP Healthcare & Biotechnology Fund	93,622	94,115
Constellation International Equity Fund	197,207	190,376
Constellation Small Cap Value Opportunities Fund	328,707	166,501
Constellation Strategic Value and High Income Fund	2,940	1,354

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Notes to Financial Statements

	Purchases (000)		Sales and Maturities (000)
	Gov’t	Other	Gov’t	Other

Constellation Clover Core Fixed Income Fund	$12,723	$2,365	$14,242	$5,769
Constellation Chartwell Ultra Short Duration Fixed Income Fund	50,254	–	96,063	4,940
Constellation Chartwell Short Duration Fixed Income Fund	8,297	–	42,166	–

Investments made by the Constellation Strategic Value and High Income Fund in other Funds is considered to be investments in Affiliated Companies as defined under section 2(a)(3) of the 1940 Act.

A summary of the investment and income activity in each Affiliated Company’s shares is as follows:

Affiliated Investment	Purchase (000)	Sales (000)	Realized Loss on Investments in Affiliated Funds (000)	Capital Gain Distributions Received from Affiliated Funds (000)	Income from Investments in Affiliated Funds (000)

Constellation Clover Core Fixed Income Fund	$663	$147	$(2)	$—	$11
Constellation Chartwell Ultra Short Duration Fixed Income Fund	521	196	(1)	—	15
Constellation Chartwell Short Duration Fixed Income Fund	194	195	—	6	1
Constellation Small Cap Value Opportunities Fund	1,526	589	(1)	—	3
Constellation Chartwell High Yield Fund*	36	227	(2)	—	2

Total:	$2,940	$1,354	$(6)	$6	$32

* The Fund liquidated on January 13, 2006.

7.	Federal tax policies and information:

Each of the Funds intend to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income and excise taxes. Therefore, no Federal tax provision is required.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. The differences are primarily due to wash sales, net operating losses, REIT adjustments, paydowns, foreign currency transactions, equalization and adjustments due to investments in passive foreign investment companies. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions where the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate net assets accounts in the period that the differences arise.

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Notes to Financial Statements

Accordingly, the following permanent differences have been reclassified to/from the following accounts (000):

Fund	Undistributed net investment income	Accumulated net realized gain	Paid-in- capital

Constellation Clover Core Value Fund	$1	$(1,805)	$1,804
Constellation Clover Small Cap Value Fund	1,174	(1,251)	77
Constellation Clover Core Fixed Income Fund	15	(15)	–
Constellation Chartwell Ultra Short Duration Fixed Income Fund	68	(68)	–
Constellation Chartwell Short Duration Fixed Income Fund	305	(305)	–
Constellation Pitcairn Diversified Value Fund	29	(29)	–
Constellation Pitcairn Select Value Fund	15	(15)	–
Constellation Pitcairn Diversified Growth Fund	2	(2)	–
Constellation Pitcairn Small Cap Fund	138	(29)	(109)
Constellation Pitcairn Family Heritage® Fund	28	(3)	(25)
Constellation Sands Capital Select Growth Fund	3,883	–	(3,883)
Constellation TIP Healthcare & Biotechnology Fund	627	(1)	(626)
Constellation International Equity Fund	1,239	(1,239)	–
Constellation Small Cap Value Opportunities Fund	786	(786)	–

The reclassifications have no impact on net assets or net asset value per share.

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Notes to Financial Statements

The tax character of dividends and distributions declared during the periods ended September 30, 2006 and
September 30, 2005 (unless otherwise noted) were as follows (000):

	Ordinary income	Long-term capital gain	Tax exempt income	Total

Constellation Clover Value Fund
2006	$2,018	$7,763	$–	$9,781
2005	274	5,107	–	5,381
Constellation Clover Small Cap Value Fund
2006	–	60,867	–	60,867
2005	–	–	–	–
Constellation Clover Core Fixed Income Fund
2006	1,135	521	–	1,656
2005	1,211	395	–	1,606
Constellation Chartwell Ultra Short Duration Fixed Income Fund
2006	9,756	–	–	9,756
2005	10,576	–	–	10,576
Constellation Chartwell Short Duration Fixed Income Fund
2006	3,967	–	–	3,967
2005	5,248	–	–	5,248
Constellation HLAM Large Cap Quality Stock Fund
2006	160	3,728	–	3,888
2005(1)	–	956	–	956
2004(2)	–	3,543	–	3,543
Constellation Pitcairn Diversified Value Fund
2006	5,641	10,085	–	15,726
2005	1,707	–	–	1,707
Constellation Pitcairn Select Value Fund
2006	2,639	4,225	–	6,864
2005	409	882	–	1,291
Constellation Pitcairn Diversified Growth Fund
2006	121	–	–	121
2005	536	–	–	536
Constellation Pitcairn Small Cap Fund
2006	–	12,656	–	12,656
2005	–	732	–	732
Constellation Pitcairn Family Heritage® Fund
2006	227	–	–	227
2005	418	–	–	418
Constellation Pitcairn Taxable Bond Fund
2006	2,111	–	–	2,111
2005	1,946	–	–	1,946
Constellation Pitcairn Tax-Exempt Bond Fund
2006	36	1,409	4,395	5,840
2005	27	716	4,376	5,119
Constellation TIP Mid Cap Fund
2006	39	24	–	63
2005(1)	16	5	–	21
2004(2)	32	28	–	60
Constellation TIP Healthcare & Biotechnology Fund
2006	955	831	–	1,786
2005	162	1,072	–	1,234
Constellation International Equity Fund
2006	1,748	–	–	1,748
2005	238	–	–	238
Constellation Small Cap Value Opportunities Fund
2006	627	1,141	–	1,768
2005	1,664	326	–	1,990
Constellation Strategic Value and High Income Fund
2006	33	1	–	34
2005	112	2	–	114

(1)	From the period January 1, 2005 through September 30, 2005. The Fund changed its fiscal year end from December 31 to September 30.
(2)	For the year ended December 31.

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Notes to Financial Statements

As of September 30, 2006, the components of distributable earnings (accumulated deficit) on a tax basis were as follows (000):

Fund	Ordinary income	Long-Term capital gain	Tax-exempt income	Capital loss carry forward	Post- October losses	Unrealized appreciation (depreciation)	Other temporary differences	Total distributable earnings (accumulated deficit)

Constellation Clover Core Value Fund	$5,502	$12,050	$–	$–	$–	$10,655	$(245)	$27,962
Constellation Clover Small Cap Value Fund	14,797	57,818	–	–	–	28,655	–	101,270
Constellation Clover Core Fixed Income Fund	77	–	–	(5)	(228)	(254)	(77)	(487)
Constellation Chartwell Ultra Short Duration Fixed Income Fund	718	–	–	(7,077)	(376)	465	(719)	(6,989)
Constellation Chartwell Short Duration Fixed Income Fund	279	–	–	(3,118)	(847)	(1,295)	(279)	(5,260)
Constellation HLAM Large Cap Quality Stock Fund	71	1,543	–	–	–	3,540	(5)	5,149
Constellation Pitcairn Diversified Value Fund	449	5,103	–	–	–	31,775	(454)	36,873
Constellation Pitcairn Select Value Fund	160	5,284	–	–	–	5,948	(162)	11,230
Constellation Pitcairn Diversified Growth Fund	29	–	–	(65,949)	–	(457)	(34)	(66,411)
Constellation Pitcairn Small Cap Fund	–	7,024	–	–	–	9,110	–	16,134
Constellation Pitcairn Family Heritage® Fund	–	–	–	(11,180)	–	13,198	–	2,018
Constellation Pitcairn Taxable Bond Fund	166	–	–	(602)	(353)	776	(166)	(179)
Constellation Pitcairn Tax-Exempt Bond Fund	–	186	361	–	–	5,044	(361)	5,230
Constellation Sands Capital Select Growth Fund	–	–	–	(28,823)	(5,886)	14,280	–	(20,429)
Constellation TIP Mid Cap Fund	71	–	–	(9)	(123)	820	–	759
Constellation TIP Healthcare & Biotechnology Fund	–	1,803	–	–	–	6,062	–	7,865
Constellation International Equity Fund	1,669	5,806	–	–	–	12,312	–	19,787
Constellation Small Cap Value Opportunities Fund	2,374	3,683	–	–	–	(711)	–	5,346
Constellation Strategic Value and High Income Fund	10	3	–	–	–	119	(10)	122

Post-October losses represent losses realized on investment transactions from November 1, 2005 through September 30, 2006 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

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Notes to Financial Statements

At September 30, 2006, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (000):

	Expiring September 30,
Fund	2009	2010	2011	2012	2013	2014	Total

Constellation Clover Core Fixed Income Fund	$–	$–	$–	$–	$–	$5	$5
Constellation Chartwell Ultra Short Duration Fixed Income Fund	–	–	–	6,706	–	371	7,077
Constellation Chartwell Short Duration Fixed Income Fund	–	–	–	1,994	96	1,028	3,118
Constellation Pitcairn Diversified Growth Fund	17,343	35,398	11,331	–	1,877	–	65,949
Constellation Pitcairn Family Heritage® Fund	1,612	2,799	4,941	–	1,828	–	11,180
Constellation Pitcairn Taxable Bond Fund	–	473	–	–	–	129	602
Constellation Sands Capital Select Growth Fund	8,045	12,366	5,720	–	–	2,692	28,823
Constellation TIP Mid Cap Fund	–	–	–	–	–	9	9

During the year ended September 30, 2006, the following Funds utilized capital loss carryforwards to offset capital gains (000).

Fund	Amount

Constellation Pitcairn Diversified Growth Fund	$5,962
Constellation Pitcairn Family Heritage® Fund	3,680
Constellation International Equity Fund	24,106

At September 30, 2006, the total cost of investments for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for the investments held by the Funds were as follows (000):

Fund	Federal tax cost	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation (depreciation)

Constellation Clover Core Value Fund	$117,961	$11,031	$(376)	$10,655
Constellation Clover Small Cap Value Fund	259,363	35,944	(7,289)	28,655
Constellation Clover Core Fixed Income Fund	22,003	112	(366)	(254)
Constellation Chartwell Ultra Short Duration Fixed Income Fund	174,206	1,471	(1,006)	465
Constellation Chartwell Short Duration Fixed Income Fund	82,275	245	(1,541)	(1,295)
Constellation HLAM Large Cap Quality Stock Fund	10,885	3,698	(158)	3,540
Constellation Pitcairn Diversified Value Fund	178,594	32,492	(717)	31,775
Constellation Pitcairn Select Value Fund	69,356	6,389	(441)	5,948
Constellation Pitcairn Diversified Growth Fund	137,795	14,228	(14,685)	(457)
Constellation Pitcairn Small Cap Fund	86,909	9,830	(720)	9,110
Constellation Pitcairn Family Heritage® Fund	88,120	18,345	(5,147)	13,198
Constellation Pitcairn Taxable Bond Fund	43,922	1,165	(389)	776
Constellation Pitcairn Tax-Exempt Bond fund	111,428	5,065	(21)	5,044
Constellation Sands Capital Select Growth Fund	660,511	59,222	(44,942)	14,280
Constellation TIP Mid Cap Fund	83,592	2,067	(1,247)	820
Constellation TIP Healthcare & Biotechnology Fund	63,464	6,942	(880)	6,062
Constellation International Equity Fund	135,101	15,883	(3,627)	12,256
Constellation Small Cap Value Opportunities Fund	258,674	16,324	(17,035)	(711)
Constellation Strategic Value and High Income Fund	2,431	162	(43)	119

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management is in the process of determining the impact of adoption of this pronouncement.

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Notes to Financial Statements

8.     Concentrations/risks:

Certain Funds invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility on the Fund’s net asset value and magnified effect on the total return.

The Constellation International Equity Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States of America, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

9.     Loans of portfolio securities:

The Funds may lend securities in their portfolio pursuant to a securities lending agreement (“Lending Agreement”) with PFPC, Inc. Unless otherwise agreed, security loans made pursuant to the Lending Agreement are required at all times to be secured by collateral equal to at least 100% of the market value of the securities loaned. Cash collateral received is invested pursuant to the terms approved by the Board. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. The Funds are receiving an annual fee for their participation in the Lending Agreement which is allocated among participating Funds based on relative lending activity.

In the event of bankruptcy of the borrower, realization/ retention of the collateral may be subject to legal proceedings. Cash collateral received in connection with securities lending is invested in BlackRock Institutional Money Market Trust. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.

10.     Fund reorganizations:

The shareholders of the Hilliard Lyons Growth Fund, Inc. approved the reorganization of the Hilliard Lyons Growth Fund, Inc. with and into the Constellation HLAM Large Cap Quality Stock Fund, a newly-formed series of the Constellation Funds in a tax-free reorganization effective November 8, 2004. Each shareholder of the Hilliard Lyons Growth Fund, Inc. Investor A Shares received a number of shares of the Constellation HLAM Large Cap Quality Stock Fund equal in dollar value and in number of shares of the Hilliard Lyons Growth Fund, Inc. as of November 5, 2004. Each shareholder of the Hilliard Lyons Growth Fund, Inc. Investor B Shares received a number of shares of the Constellation HLAM Large Cap Quality Stock Fund equal in dollar value to Hilliard Lyons Growth Fund, Inc. The Constellation HLAM Large Cap Quality Stock Fund has the same investment objective and policies, and substantially the same risks, policies, restrictions and limitations, as the Hilliard Lyons Growth Fund, Inc.

Prior to November 8, 2004, the Fund offered Investor A and Investor B Shares. On November 8, 2004, the Fund converted the Investor A Shares into Class II Shares. Subsequently, the Investor B Shares were fully liquidated and exchanged for Class II Shares. Investor A Shares was the accounting survivor in this transaction.

Prior to January 28, 2005, the Constellation Chartwell Ultra Short Duration Fixed Income and Constellation Chartwell Short Duration Fixed Income Funds offered Class I and Class II Shares. On January 28, 2005, the Funds merged Class II Shares into Class I Shares.

Effective April 15, 2005, the Constellation Institutional Portfolios TIP Midcap Core Portfolio was reorganized as a separate series of the Constellation Funds in a tax-free reorganization and was renamed the Constellation TIP Mid Cap Fund. Each shareholder recieved a number a shares equal in dollar value and in the number of shares of the Constellation Institutional Portfolios TIP Midcap Core Portfolio. The Constellation TIP Mid Cap Fund has the same investment objective and policies and substantially the same risks, policies, restrictions and limitations as the Constellation Institutional Portfolios TIP Midcap Core Portfolio.

11.	Subsequent event:

A Special Meeting of the Board of Trustees of the Trust was held on August 15, 2006, during which the following items were approved by the Board:

(i)	The redesignation of Class II shares of the Pitcairn Diversified Value Fund, the Pitcairn Diversified Growth Fund, the Pitcairn Small Cap Fund, the Pitcairn Family Heritage Fund, the TIP Healthcare & Biotechnology Fund, the International Equity Fund, the Strategic Value and High Income Fund & the Pitcairn Tax-Exempt Bond Fund each as Class A shares, effective November 20, 2006;

(ii)	The issuance of new Class A shares by the Clover Core Value Fund and the Clover Small Cap Value Fund, effective November 20, 2006; and

(iii)	The issuance of new Class C shares by the Clover Core Value Fund, the Clover Small Cap Value Fund, the International Equity Fund, the Pitcairn Diversified Value Fund, the Pitcairn Small Cap Fund, the

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Notes to Financial Statements

Pitcairn Family Heritage Fund, the TIP Healthcare & Biotechnology Fund and the Strategic Value and High Income Fund, effective November 20, 2006.

A Special Meeting of the Board of Trustees of the Trust was held on October 12, 2006, during which the following items were approved by the Board:

(i)	Amended Administration Agreement to include the Touchstone Investment Trust, Touchstone Strategic Trust and Touchstone Tax-Free Trust as named parties to the Agreement, effective January 1, 2007. The Amended Agreement permits the Advisor to appoint a sub- administrator to perform certain of the administrative services provided by the Amended Agreement. The Advisor will appoint Integrated Investment Services, Inc. (Integrated) as the sub-administrator and will pay Integrated’s sub-administration fee out of the proceeds of its administration fee;

(ii)	Transfer Agency Agreement with Integrated, effective November 20, 2006. The compensation structure will be standardized among all Funds at a per account rate of $25.00 for direct accounts, including omnibus, $15.00 for networked accounts and $5.00 for closed accounts;

(iii)	Compliance Services Agreement with Integrated appointed as the compliance service provider, effective November 20, 2006. The annual compliance administration fee for the Trust will be $25,000;

(iv)	Class I shares issued by the Sands Capital Select Growth Fund, TIP Mid Cap Fund and Strategic Value and High Income Fund series of the Trust be redesignated as Class Y shares and the minimum initial investment will be $250,000. These changes will be effective November 20, 2006;

(v)	Class I shares issued by the Clover Core Value Fund, Clover Small Cap Value Fund, Chartwell Ultra Short Duration Fixed Income Fund and the Chartwell Short Duration Fixed Income Fund series of the Trust be redesignated as Class Z shares effective November 20, 2006; and

(vi)	Class II shares issued by the Small Cap Value Opportunities Fund, Sands Capital Select Growth Fund and TIP Mid Cap Fund series of the Trust be redesignated as Class Z shares, effective November 20, 2006.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and
Shareholders of Constellation Funds:

We have audited the accompanying statements of net assets of the Constellation Clover Core Value Fund, Constellation Clover Small Cap Value Fund, Constellation Clover Core Fixed Income Fund, Constellation Chartwell Ultra Short Duration Fixed Income Fund, Constellation Chartwell Short Duration Fixed Income Fund, Constellation Small Cap Value Opportunities Fund, Constellation TIP Healthcare & Biotechnology Fund, (collectively, the “Former Turner Funds”), the Constellation Pitcairn Diversified Value Fund, Constellation Pitcairn Select Value Fund, Constellation Pitcairn Diversified Growth Fund, Constellation Pitcairn Small Cap Fund, Constellation Pitcairn Family Heritage® Fund, Constellation Pitcairn Taxable Bond Fund, Constellation Pitcairn Tax-Exempt Bond Fund, Constellation Sands Capital Select Growth Fund, and Constellation International Equity Fund, (collectively, the “Former Pitcairn Funds”), and the Constellation HLAM Large Cap Quality Stock Fund, and the statements of assets and liabilities, including the schedules of investments, of the Constellation TIP Mid Cap Fund (“Former Westlake Fund”) and the Constellation Strategic Value and High Income Fund (an additional portfolio in the Former Turner Funds), the nineteen funds constituting Constellation Funds (collectively, the “Constellation Funds”), as of September 30, 2006, and the related statements of operations, statements of changes in net assets, and financial highlights for the year then ended. We have also audited the financial highlights of the Former Turner Funds for each of the two years or periods in the period ended September 30, 2003, the Constellation HLAM Large Cap Quality Stock Fund for the year ended December 31, 2001, and the Former Westlake Fund for the period ended December 31, 2003. These financial statements and financial highlights are the responsibility of the Constellation Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended September 30, 2005 and the financial highlights for each of the two years in the period ended September 30, 2005 of the Former Turner Funds and Former Pitcairn Funds were audited by other auditors whose report dated November 29, 2005, expressed an unqualified opinion on those statements of changes in net assets and financial highlights. The financial highlights for each of the three years in the period ended October 31, 2003 of the Former Pitcairn Funds were audited by other auditors whose report dated December 12, 2003, expressed an unqualified opinion on those financial highlights. The statements of changes in net assets for each of the two years or periods in the period ended September 30, 2005 and the financial highlights for each of the four years or periods in the period ended September 30, 2005 of the HLAM Large Cap Quality Stock Fund were audited by other auditors whose reports dated November 29, 2005, February 11, 2004, and February 18, 2003, expressed unqualified opinions on those statements of changes in net assets and financial highlights. The statements of changes in nets assets and financial highlights for each of the two years or periods in the period ended September 30, 2005 of the Former Westlake Fund were audited by other auditors whose report dated November 29, 2005, expressed an unqualified opinion on those statements of changes in net assets and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising the Constellation Funds at September 30, 2006, the results of their operations, and the changes in their net assets and financial highlights for the year then ended in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the financial highlights referred to above are presented fairly, in all material respects, for the Former Turner Funds for each of the two years or periods in the period ended September 30, 2003, the Constellation HLAM Large Cap Quality Stock Fund for the year ended December 31, 2001, and the Former Westlake Fund for the period ended December 31, 2003 in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
November 17, 2006

Constellation Funds Group 2006 Annual Report	|	121

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Notice to Shareholders	(unaudited)

For shareholders that do not have a September 30, 2006 tax year end, this notice is for information purposes only. For shareholders with a September 30, 2006 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended September 30, 2006, each Fund is designating the following items with regard to distributions paid during the year.

Fund	Long term (15% Rate) capital gain distributions	Ordinary income distributions	Tax exempt interest	Total distributions	Qualifying for corporate dividends rec. deduction(1)	Qualifying dividend income(2)	U.S. Government interest(3)	Qualifying interest income(4)	Qualifying short-term capital gain(5)

Constellation Clover Core Value Fund	81.38%	18.62%	0.00%	100.00%	42.17%	40.92%	0.00%	0.00%	0.02%
Constellation Clover Small Cap Value Fund	100.00%	0.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Constellation Clover Core Fixed Income Fund	31.29%	68.71%	0.00%	100.00%	0.00%	0.00%	15.94%	91.73%	0.00%
Constellation Chartwell Ultra Short Duration Fixed Income Fund	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	3.75%	90.85%	0.00%
Constellation Chartwell Short Duration Fixed Income Fund	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	12.67%	91.04%	0.00%
Constellation HLAM Large Cap Quality Stock Fund	96.00%	4.00%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	19.29%
Constellation Pitcairn Diversified Value Fund	64.72%	35.28%	0.00%	100.00%	68.52%	68.43%	0.00%	0.00%	0.00%
Constellation Pitcairn Select Value Fund	62.23%	37.77%	0.00%	100.00%	54.46%	53.94%	0.00%	0.00%	0.00%
Constellation Pitcairn Diversified Growth Fund	0.00%	100.00%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
Constellation Pitcairn Small Cap Fund	100.00%	0.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Constellation Pitcairn Family Heritage® Fund	0.00%	100.00%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
Constellation Pitcairn Taxable Bond Fund	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	27.25%	92.70%	0.00%
Constellation Pitcairn Tax-Exempt Bond Fund	24.15%	0.62%	75.23%	100.00%	0.00%	0.00%	0.00%	91.92%	0.00%
Constellation Sands Capital Select Growth Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Constellation TIP Mid Cap Fund	38.28%	61.72%	0.00%	100.00%	10.77%	8.58%	0.00%	0.00%	0.00%
Constellation TIP Healthcare & Biotechnology Fund	46.53%	53.47%	0.00%	100.00%	11.71%	11.31%	0.00%	0.00%	0.00%
Constellation International Equity Fund(6)	0.00%	100.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%
Constellation Small Cap Value Opportunities Fund	64.51%	35.49%	0.00%	100.00%	49.76%	40.47%	0.00%	0.00%	0.00%
Constellation Strategic Value and High Income Fund	5.01%	94.99%	0.00%	100.00%	2.33%	5.48%	0.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of “Ordinary Income Distributions.”

(2)
The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law.

(3)
“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and next investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)
The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)
The percentage in this column represents the amount of “Qualifying Short-Term Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)
The Fund intends to pass through a foreign tax credit to shareholders. For the fiscal year ended September 30, 2006, the total amount of foreign source income is $1,831,843. The total amount of foreign taxes paid is $282,921. Your allocable share of the foreign tax credit will be reported on Form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

122	|	Constellation Funds Group 2006 Annual Report

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Trustees and Officers of the Trust	(unaudited)

Listed below is basic information regarding the Trustees and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and principal officers and is available, without charge, upon request by calling 1(866)242-5742.

Interested Trustees[1]

Jill T. McGruder
Address	Touchstone Advisors, Inc, 303 Broadway, Cincinnati, OH
Date of Birth	07/09/1955
Position held with Trust	Trustee and President
Term of office and length of time served[2]	Until she resigns or is removed
Trustee since 2006

Principal occupation(s) during past 5 Years

Senior Vice President of The Western and Southern Life Insurance Company. President and a director of IFS Financial Services, Inc. (a holding company). She is a director of Capital Analysts Incorporated (an investment advisor and broker-dealer), Integrated Fund Services, Inc. (the Trust’s sub-administrator), IFS Fund Distributors, Inc. (a broker-dealer), Touchstone Advisors, Inc. (the Trust’s investment advisor) and Touchstone Securities, Inc. (the Trust’s distributor). She is also President and a director of IFS Agency Services, Inc. (an insurance agency), W&S Financial Group Distributors, Inc. (an annuity distributor) and IFS Systems, Inc. She is Senior Vice President and a director of Fort Washington Brokerage Services, Inc. (a broker-dealer). She is President and Chief Executive Officer of Integrity Life Insurance Company and National Integrity Life Insurance Company. She is President of Touchstone Tax-Free Trust, Touchstone Investment Trust, Touchstone Variable Series Trust, Touchstone Strategic Trust and Constellation Institutional Portfolios. She was President of Touchstone Advisors, Inc., and Touchstone Securities, Inc. until 2004.

Number of Funds Overseen in the Touchstone Fund Complex[3]	54
Other Directorships held[4]
Director of LaRosa’s (a restaurant chain)

Independent Trustees

Phillip R. Cox
Address	105 East Fourth Street, Cincinnati, OH
Date of Birth	11/24/1947
Position held with Trust	Trustee
Term of office and length of time served[2]	Until he resigns or is removed
Trustee since 2006

Principal occupation(s) during past 5 years
President and Chief Executive Officer of Cox Financial Corp. (a financial services company).
Number of Funds Overseen in the Touchstone Fund Complex[3]	54
Other Directorships held[4]

Director of the Federal Reserve Bank of Cleveland and Cinergy Corporation (a utility company); Chairman of The Cincinnati Bell Telephone Company LLC; Director of The Timken Company (a manufacturer of bearings, alloy steels and related products and services); Director of Diebold, Incorporated (a provider of integrated self-service delivery and security systems).

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Trustees and Officers of the Trust	(unaudited)

Donald C. Siekmann
Address	c/o Touchstone Advisors, Inc., 303 Broadway, Cincinnati, OH
Date of Birth	07/02/1938
Position Held with Trust	Trustee
Term of office and length of time served[2]	Until he resigns or is removed
Trustee since 2006

Principal occupation(s) during past 5 years
Executive for Duro Bag Manufacturing Co. (a bag manufacturer); President of Shor Foundation for Epilepsy Research (a charitable foundation); Trustee of Riverfront Funds (mutual funds) from 1999-2004.

Number of Funds Overseen in the Touchstone Fund Complex[3]	54

Other Directorships held[4]	Trustee of Jewish Hospital; Greater Cincinnati Arts & Education Center and Cincinnati Arts Association

Robert E. Stautberg
Address	c/o Touchstone Advisors, Inc., 303 Broadway, Cincinnati, OH
Date of Birth	09/06/1934
Position Held with Trust	Trustee
Term of office and length of time served[2]	Until he resigns or is removed
Trustee since 2006

Principal occupation(s) during past 5 years
Retired Partner of KPMG LLP (a certified public accounting firm). He is Vice President of St. Xavier High School.

Number of Funds Overseen in the Touchstone Fund Complex[3]	54

Other Directorships held[4]	Trustee of Tri-Health Physician Enterprise Corporation.

[1]
Ms. McGruder, as a director of Touchstone Advisors, Inc., the Trust’s investment advisor, and Touchstone Securities, Inc., the Trust’s distributor and an officer of affiliates of the Advisor and Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

[2]	Each Trustee is elected to serve until he or she sooner resigns or is removed.
[3]
The Touchstone Fund Complex consists of 19 series of the Trust, 3 series of Constellation Institutional Portfolios, 8 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust, 5 series of Touchstone Investment Trust and 15 variable annuity series of Touchstone Variable Series Trust.

[4]	Each Trustee is also a Trustee of the Trusts in the Touchstone Fund Complex.

Principal Officers:
Jill T. McGruder
Address	Touchstone Advisors, Inc., 303 Broadway, Cincinnati, OH
Date of Birth	07/09/1955
Position held with Trust	President and Trustee
Term of office and length of time served[2]	Until resignation, removal or disqualification
President since 2006
Principal occupation(s) during past 5 years

See biography above.
Number of Funds Overseen in the Touchstone Fund Complex[3]	54
Other Directorships held[4]	See biography above.

124	|	Constellation Funds Group 2006 Annual Report

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Trustees and Officers of the Trust	(unaudited)

Brian E. Hirsch
Address	Touchstone Advisors, Inc., 303 Broadway, Cincinnati, OH
Date of Birth	12/29/1956
Position Held with Trust[1]	Vice President and Chief Compliance Officer
Term of office and length of time served	Until resignation, removal or disqualification
Vice President since 2006

Principal occupation(s) during past 5 years

Vice President-Compliance of IFS Financial Services, Inc., Director of Compliance of Fort Washington Brokerage Services, Inc.; Chief Compliance Officer of Puglisi & Co. from 2001 until 2002; Vice President- Compliance of Palisade Capital Management LLC (an investment advisor) from 1997 until 2000.

Number of Funds Overseen in the Touchstone Fund Complex[2]	54
Other Directorships held	None

James H. Grifo
Address	Touchstone Securities, Inc., 303 Broadway, Cincinnati, OH
Date of Birth	05/02/1951
Position held with Trust[1]	Vice President
Term of office and length of time served	Until resignation, removal or disqualification
Vice President since 2006

Principal occupation(s) during past 5 years
President of Touchstone Securities, Inc. and Touchstone Advisors, Inc.; Managing Director, Deutsche Asset Management until 2001.

Number of Funds Overseen in the Touchstone Fund Complex[2]	54
Other Directorships held	None

William A. Dent
Address	Touchstone Advisors, Inc., 303 Broadway, Cincinnati, OH
Date of Birth	01/12/1963
Position held with Trust[1]	Vice President
Term of office and length of time served	Until resignation, removal or disqualification
Vice President since 2006

Principal occupation(s) during past 5 years
Senior Vice President of Touchstone Advisors, Inc.; Marketing Director of Promontory Interfinancial Network from 2002-2003; Senior Vice President of McDonald Investments from 1998 – 2001;

Number of Funds Overseen in the Touchstone Fund Complex[2]	54
Other Directorships held	None

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Trustees and Officers of the Trust	(unaudited)

Terrie A. Wiedenheft
Address	Touchstone Advisors, Inc., 303 Broadway, Cincinnati, OH
Date of Birth	05/27/1962
Position held with Trust[1]	Controller and Treasurer
Term of office and length of time served	Until resignation, removal or disqualification
Controller and Treasurer since 2006

Principal occupation(s) during past 5 years

Senior Vice President, Chief Financial Officer and Treasurer of Integrated Fund Services, Inc., IFS Fund Distributors, Inc. and Fort Washington Brokerage Services, Inc. She is Chief Financial Officer of IFS Financial Services, Inc., Touchstone Advisors, Inc. and Touchstone Securities, Inc. and Assistant Treasurer of Fort Washington Investment Advisors, Inc.

Number of Funds Overseen in the Touchstone Fund Complex[2]	54
Other Directorships held	None

Jay S. Fitton
Address	Integrated Investment Services, Inc., 303 Broadway, Cincinnati, OH
Date of Birth	01/31/1970
Position held with Trust[1]	Secretary
Term of office and length of time served	Until resignation, removal or disqualification
Secretary since 2006

Principal occupation(s) during past 5 years
Senior Counsel at Integrated Investment Services, Inc.
Number of Funds Overseen in the Touchstone Fund Complex[2]	54
Other Directorships held	None

1
Each officer also holds the same office with Constellation Institutional Portfolios, Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Strategic Trust and Touchstone Variable Series Trust.

2
The Touchstone Fund Complex consists of 19 series of the Trust, 3 series of Constellation Institutional Portfolios, 8 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust, 5 series of Touchstone Investment Trust and 15 variable annuity series of Touchstone Variable Series Trust.

126	|	Constellation Funds Group 2006 Annual Report

The Trust files each Fund’s complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N- Q are available on the Commission’s web site at http:// www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, (i)via the Funds’ web site, http://www.touchstoneinvestments.com; and (ii) on the Commission’s web site at http://www.sec.gov.

Constellation Funds Group

P.O. Box 5354
Cincinnati, Ohio 45201-5354
1.800.543.0407
www.touchstoneinvestments.com

TSF-CFG-009-AR-0610

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Robert Stautberg is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) and KPMG LLP (“KPMG”) Related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the fiscal year 2006 and KPMG billed the Trust aggregate fees for services rendered to the Trust for the fiscal year 2005 as follows:

		2006*			2005†

		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval

(a)	Audit Fees(1)	$342,000	$0	$0	$367,500	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$3,500	$0	$0
(c)	Tax Fees	$38,000	$0	$0	$0	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0
*	E&Y
†	KPMG

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Audit Committee’s consideration of non-audit services provided by the Registrant’s audit firm. The policies and procedures require pre-approving all audit and permitted non-audit services the independent auditor provides to the Registrant, and all services that the independent auditor provides to the Registrant’s investment adviser(s) and advisory affiliates (whether or not directly related to the Registrant’s operations and financial reporting); except that (a) services provided to a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser, and (b) de minimis non-audit services, shall not require pre-approval. A non-audit service is de minimis if: (a) the total amount of the non-audit service is not more than 5% percent of the total amount of revenues paid to the auditor by the Registrant, its investment adviser, and advisory affiliates that provide ongoing services to the Registrant for services otherwise requiring audit committee pre-approval during the fiscal year in which the non-audit service was provided; (b) the Registrant did not recognize these services as non-audit services at the time they were provided; and (c) these services are promptly brought to the attention of the Committee and the Committee approves them before the audit is complete.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2006	2005

Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%
*	E&Y
†	KPMG

(f) Not applicable.

(g)(1) The aggregate non-audit fees and services billed by E&Y for fiscal year 2006 were $101,665.

(g)(2) The aggregate non-audit fees and services billed by KPMG for fiscal year 2005 were $0.

(h) The audit committee is required to pre-approve services to certain entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Funds. This includes services rendered to the adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant (hereafter referred to as “affiliates”). There were no services provided to affiliates requiring pre-approval by the committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable

Item 11. Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the Registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the Registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12. Exhibits.

(a)(1) The Code of Ethics for Senior Financial Officers was filed on December 9, 2005 with Registrant’s N-CSR for the September 30, 2005 fiscal year and is hereby incorporated by reference.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Constellation Funds
By (Signature and Title)*	/s/ Jill T. McGruder

Jill T. McGruder, President

Date November 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jill T. McGruder

Jill T. McGruder, President

Date November 27, 2006

By (Signature and Title)*	/s/ Terrie Wiedenheft

Terrie Wiedenheft, Controller & Treasurer

Date November 27, 2006
*	Print the name and title of each signing officer under his or her signature.